                           PROSPECTUS DATED MAY 3, 1999

                                      FLEXV1

                a scheduled premium variable life insurance policy
                                    issued by

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                                ("JOHN HANCOCK")

                        JOHN HANCOCK LIFE SERVICING OFFICE
                        ----------------------------------

        EXPRESS DELIVERY                                       U.S. MAIL
        ----------------                                       ---------
     529 Main Street (X-4)                                    P.O. Box 111
     Charlestown, MA 02129                                  Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by John Hancock and the following 23 variable investment options:

  VARIABLE INVESTMENT OPTION                                                 MANAGED BY
  --------------------------                                                 ----------
  Managed ....................................................   Independence Investment Associates, Inc.
  Growth & Income ............................................   Independence Investment Associates, Inc.
  Equity Index ...............................................   State Street Global Advisors
  Large Cap Value ............................................   T. Rowe Price Associates, Inc.
  Large Cap Growth ...........................................   Independence Investment Associates, Inc.
  Mid Cap Value ..............................................   Neuberger Berman, LLC
  Mid Cap Growth .............................................   Janus Capital Corporation
  Real Estate Equity .........................................   Independence Investment Associates, Inc.
  Small/Mid Cap Growth .......................................   Wellington Management Company, LLP
  Small/Mid Cap CORE .........................................   Goldman Sachs Asset Management
  Small Cap Value ............................................   INVESCO Management & Research, Inc.
  Small Cap Growth ...........................................   John Hancock Advisers, Inc.
  Global Equity ..............................................   Scudder Kemper Investments, Inc.
  International Balanced .....................................   Brinson Partners, Inc.
  International Equity Index .................................   Independence International Associates, Inc.
  International Opportunities ................................   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity ....................................   Montgomery Asset Management, LLC
  Short-Term Bond ............................................   Independence Investment Associates, Inc.
  Bond Index .................................................   Mellon Bond Associates, LLP
  Sovereign Bond .............................................   John Hancock Advisers, Inc.
  Global Bond ................................................   J.P. Morgan Investment Management, Inc.
  High Yield Bond ............................................   Wellington Management Company, LLP
  Money Market ...............................................   John Hancock Mutual Life Insurance Company

         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 23.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 45.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 91.

  After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                        Pages to See
--------                                                        ------------
 .What is the policy? ..............................................   4
 .Who owns the policy? .............................................   4
 .How can I invest money in the policy? ............................   4-6
 .Is there a minimum amount I must invest? .........................   6-9
 .How will the value of my investment in the policy change over
 time? ............................................................   9-10
 .What is the "Excess Value" of the policy and how is it
 applied? .........................................................  10-12
 .What charges will John Hancock deduct from my investment in the policy? ......................................................  12-14
 .What charges will the Trust deduct from my investment in the policy? ..........................................................  14-15
 .What other charges could John Hancock impose in the future? ......  15
 .How can I change my policy's investment allocations? .............  15-16
 .How can I access my investment in the policy? ....................  16-17
 .How much will John Hancock pay when the insured person dies? .....  17-18
 .How can I change my policy's insurance coverage? .................  18
 .Can I cancel my policy after it's issued? ........................  18-19
 .Can I choose the form in which John Hancock pays out policy proceeds? ........................................................  19-20
 .To what extent can John Hancock vary the terms and conditions of its policies in particular cases? .............................  20

 .How will my policy be treated for income tax purposes? ...........  20
 .How do I communicate with John Hancock? ..........................  21-22

WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Withdraw any amount we consider to be "Excess Value" in your policy

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Reduce the amount of insurance by surrendering part of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

  Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Life Servicing Office on or before the due date specified in the policy.

  After the payment of the Minimum First Premium (see "Minimum Premium Requirements" below) there are three scheduled due dates in the first policy year. Due dates are the last business day in the third, sixth and ninth policy months. In the second policy year, the scheduled due dates are the last business day in the sixth and twelfth policy months. In the third and all later policy years, the scheduled due date is the last business day of the policy year.

  You may pay more than the Required Premium during a policy year and may ask to be billed for an amount greater than any Required Premium. You may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. We reserve the right to limit premium payments above the amount of the cumulative Required Premiums due on the policy.

  The ability to pay more than the Required Premium provides you with considerable payment flexibility in meeting the premium requirements of the policy. Consider a policy with a $1,000 Required Premium and where you pay $1,250 in each of the first eight policy years. If none of the additional premium of $2,000 is applied under a Value Option (see "Value Options" on page
10), the policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, you were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth policy year to keep the policy in force.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page 40.

  Also, we may refuse to accept any amount of an additional premium if that amount of premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance. In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Mutual Life Insurance Company." Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Minimum Premium Requirements

  An amount of Required Premium (see "Required Premiums" below) is determined at the start of each policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the policy year. In the first and second policy years, however, there are additional requirements.

  In the first policy year, a Minimum First Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first policy year, one-half of the Required Premium must be received on or before the last business day in the third policy month and three-quarters of the Required Premium must be received on or before the last business day in the sixth policy month.

  In the second policy year, one-half of the Required Premium for the second policy year must be received on or before the last business day in the sixth policy month.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first policy year would be met if the full Required Premium for the first policy year were paid at issue of the policy.

  Generally, we count all premiums received when we determine whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the premium component of Excess Value and amounts applied from the premium component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last business day of the second or any later policy year if any Excess Value is available on the scheduled due date. See "Value Options" on page 10.

  Failure to satisfy a premium requirement on a scheduled due date may cause the policy to terminate. See "Lapse" and "Options on Lapse".

Choice of Premium Schedule

  At the time of application, you can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the policy. The Modified Schedule alternative is not available if the insured person is over age 70 on the issue date of the policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured person. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a premium recalculation (described below) must occur no later than the policy anniversary nearest the insured person's 72nd birthday. At the time of the premium recalculation, we determine a new Basic Premium which is payable through the remaining lifetime of the insured person.

  A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

                     Issue
                      Age       Level       Modified
                     -----      -----       --------
                      25      $1,113.00     $  708.00
                      40      $1,954.00     $1,305.00
                      55      $3,869.00     $2,585.00

Required Premiums

  The Required Premium determined at the start of each policy year equals an amount for the Basic Death Benefit ("Basic Premium") or $300 if the annual Basic Premium is less than $300, plus any additional premium for extra mortality risk or additional insurance benefits that have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the premium recalculation occurs. See "Premium recalculation" on page 9.

  If the account value on the business day immediately preceding the policy anniversary, when multiplied by the Death Benefit Factor on that policy anniversary, is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following policy year. This means that even if no premium is paid during the policy year, the premium requirement will be met on the scheduled due date at the end of the policy year. If applicable, we will mail a written notice to you within 10 days after any policy anniversary stating that no premium payment is required in that policy year.

Lapse

  Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The policy continues in full force during the grace period. If the insured person dies during the grace period, we will deduct the amount in default from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

  If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse).

Options on Lapse

  If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

  The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

  You may surrender a policy that is being continued under any of these options for the option's surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

  You can still reactivate (i.e., "reinstate") a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Premium recalculation

  You may elect the premium recalculation applicable to any policy on a Modified Schedule at any time after the first policy anniversary up to the policy anniversary nearest the insured person's 72nd birthday. If elected, the premium recalculation will be effected on the policy anniversary next following receipt at our Life Servicing Office of satisfactory written notice. If not elected sooner, we will be effect the premium recalculation on the policy anniversary nearest the insured person's 72nd birthday.

  The new Basic Premium resulting from a premium recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the policy. The new Basic Premium depends on the insured person's sex and age, the Guaranteed Death Benefit under the policy and the account value on the business day immediately preceding the date of the premium recalculation.

  A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured person's age at issue of the policy. The charge (currently1 1/2%) will not exceed 3% of the amount of account value applied by us to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured person's age at issue. See "Guaranteed death benefit charge" on page 13.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge or the guaranteed death benefit charge described on page 13. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial withdrawals of Excess Value you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 16.

WHAT IS THE "EXCESS VALUE" OF THE POLICY AND HOW IS IT APPLIED?

Excess Value and its components

  As of the last business day in each policy year, we compare the account value of the policy against the "Benchmark Value" (described below) to determine if any "Excess Value" exists under the policy. Excess Value is any amount of account value greater than the Benchmark Value.

  The policy statements that we send you (see "Reports that you will receive" on pages 40-41) will specify the amount of any Excess Value at the end of the reporting period. If you wish this information at any other time, you may contact your John Hancock representative or telephone us at 1-800-732-5543.

  Benchmark Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy's benefits at any time based on accepted actuarial methods and assumptions.

  The Benchmark Value depends upon the policy's Guaranteed Death Benefit, the Required Premium, any outstanding loan, the sex and attained age of the insured person, and any contingent deferred sales charge. The formula describing precisely how Benchmark Value is calculated on each policy anniversary is set forth in the policy. In general, the Benchmark Value increases as more guarantees are provided in the policy, either in the form of higher Guaranteed Death Benefits or lower premiums. If there is a loan outstanding, the Benchmark Value will not be less than 110% of the outstanding loan amount. The Benchmark Value generally increases over the life of the policy, as the attained age of the insured person increases.

  Excess Value may arise from two sources. The "premium component" is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The "experience component" is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

Value Options

  If Excess Value is available on a policy anniversary, any premium component and experience component will be applied under Value Options you elect. Either component may be applied to any available Value Option except that the premium component must be applied to the Accumulate Option until the second policy anniversary. The amounts to be applied will be determined in accordance with your election and in accordance with our then current rules. A change in an election will be effective as of the policy anniversary next following its date of receipt in writing at our Life Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

  The policy includes three Value Options:

  The Accumulate Option leaves any Excess Value in the account value and does not affect the guarantees under the policy. The Accumulate Option is available on both premium schedules and no limit is placed on the amount that may be applied from either the premium component or the experience component.

  The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both premium schedules. No limit is placed on the amount that may be applied from the experience component. The amount that may be applied from the premium component is limited to an amount that depends upon the Sum Insured at issue and the insured person's age at issue of the policy. Amounts applied from the premium component reduce the cumulative amount of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge (see "What charges will John Hancock deduct from my investment in the policy?" on pages 12-14) is made against the account value to cover the risk assumed by us in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured person is an extra mortality risk.

  The increase in Guaranteed Death Benefit equals the amount applied less the guaranteed death benefit charge times the Death Benefit Factor shown in the policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the policy which would increase the amount of the insurance charge. See "What charges will John Hancock deduct from my investment in the policy?" on pages 12-14. You may decrease the amount of any Extra Death Benefit on the policy. Depending upon the amount of account value under a policy, a decrease may result in an amount of Excess Value which you may take as a partial withdrawal. See "Partial withdrawals of Excess Value" on page 16. Any decrease is effective at the end of the business day in which we receive written notice of the request.

  The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the premium component reduce the cumulative amounts of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge is made against the account value to cover the risk assumed by us that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the guaranteed death benefit charge, divided by the Premium Credit Factor shown in the policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured person. The Premium Credit Factor decreases from year to year as the attained age of the insured person increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, and for a female age 61 is 13.3382.

WHAT CHARGES WILL JOHN HANCOCK DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium processing charge - A charge, not to exceed $2, to cover premium
   -------------------------
   collection and processing costs. The charge is currently $2 but may be different for payments made under special billing arrangements acceptable to us.

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.5% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
   --------------------
   charge is 5% of the premiums you pay each policy year (after deduction of the premium processing charge). We currently waive this charge for policies with a Sum Insured of $250,000 or higher, but continuation of that waiver is not guaranteed.

Deductions from account value

 . Issue charge - A charge to help defray our administrative costs. This
   ------------
   charge has two parts: (1) a flat dollar charge of $240, and (2) a charge of 48c per $1,000 of Sum Insured at issue. The charge is deducted in 48 equal monthly installments. If the policy lapses or is surrendered before the full amount of the charge has been deducted, the remainder will be deducted from the surrender value.

 . Maintenance charge - A monthly charge to help defray our administrative
   ------------------
   costs. This charge is also in two parts: (1) a flat dollar charge of up to $4, and (2) a charge of 2c per $1,000 of the current Sum Insured. This charge currently cannot exceed $6.75 per month, but this limit is not guaranteed and may be withdrawn or modified at any time.

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and gender of the insured person, the current Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We will charge lower current insurance rates under a policy with a current Sum Insured of $250,000 or more if the insured person is over age 32 and in the standard underwriting class or is over age 34 and in the preferred underwriting class.

 . Guaranteed death benefit charge - A monthly charge for our guarantee that
   -------------------------------
   the death benefit will never be less than the Sum Insured. This charge is currently 1c per $1,000 of the Sum Insured at the time the charge is deducted. We guarantee that this charge will never exceed 3c per $1,000 of the Sum Insured at the time the charge is deducted. When an Extra Death Benefit Value Option is exercised, we guarantee a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, we provide the same Guaranteed Death Benefit with less premiums. In either event, we make a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is1 1/2% of the amount applied. We may increase this charge, but it will never exceed 3% of the amount applied.

 . Extra mortality risk charge - An insured person who does not qualify for
   ---------------------------
   either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 7.5% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments. An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

 . M &E charge - A daily charge for mortality and expense risks we assume.
   -----------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Additional insurance benefits charges - An additional Required premium
   -------------------------------------
   must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 7.5% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

 . Premium recalculation charge - When a premium recalculation is effected
   ----------------------------
   on policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured person's age at issue of the policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is1 1/2% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured person's age at issue. We may increase this charge, but it will never exceed 3% of the amount applied.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
   -----------------------------------------
   policy lapses or is surrendered within the first eleven policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the Modified Premiums or portions thereof due (whether or not actually paid) on or before the date of surrender or lapse.

                                                   Maximum Contingent Deferred Sales
                                                   Charge as a Percentage of Modified
                                                     Premiums Due Through Effective
      For Surrenders or Lapses Effective During:      Date of Surrender or Lapse*
      ------------------------------------------   ----------------------------------
      Policy years 1-6 .......................................   15.00%
      Policy year 7 ..........................................   14.17%
      Policy year 8 ..........................................   10.86%
      Policy year 9 ..........................................    7.13%
      Policy year 10 .........................................    4.22%
      Policy year 11 .........................................    1.90%
      Policy year 12 and later ...............................       0%

     *A slightly lower percentage than that shown applies for the last business day of policy years 6through 11.

   The amount of the CDSC is calculated on the basis of the premium under the Modified Schedule for the attained age of the insured person at the time the policy is issued, regardless of whether the policy uses the Level Schedule or the Modified Schedule. At issue ages higher than 57, the maximum CDSC percentage is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
   Excess Value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $25 or 2% of the amount withdrawn.

WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                                                  Total Fund
                                Investment          Other         Operating    Other Operating Expenses
Fund Name                     Management Fee  Operating Expenses   Expenses     Absent Reimbursement*
---------                     --------------  ------------------  ----------  --------------------------
Managed ........................  0.32%             0.05%           0.37%               0.05%
Growth & Income ................  0.25%             0.05%           0.30%               0.05%
Equity Index ...................  0.14%             0.08%           0.22%               0.08%
Large Cap Value ................  0.74%             0.07%           0.81%               0.07%
Large Cap Growth ...............  0.37%             0.05%           0.42%               0.05%
Mid Cap Value ..................  0.80%             0.05%           0.85%               0.05%
Mid Cap Growth .................  0.85%             0.08%           0.93%               0.08%
Real Estate Equity .............  0.60%             0.05%           0.65%               0.05%
Small/Mid Cap Growth** .........  0.75%             0.05%           0.80%               0.05%
Small/Mid Cap CORE .............  0.80%             0.10%           0.90%               0.23%
Small Cap Value ................  0.80%             0.07%           0.87%               0.07%
Small Cap Growth ...............  0.75%             0.08%           0.83%               0.08%
Global Equity ..................  0.90%             0.10%           1.00%               0.50%
International Balanced .........  0.85%             0.10%           0.95%               0.64%
International Equity Index .....  0.17%             0.10%           0.27%               0.23%
International Opportunities ....  0.87%             0.10%           0.97%               0.32%
Emerging Markets Equity ........  1.30%             0.10%           1.40%               0.68%
Short-Term Bond ................  0.30%             0.05%           0.35%               0.05%

                                                                  Total Fund
                                Investment          Other         Operating    Other Operating Expenses
Fund Name                     Management Fee  Operating Expenses   Expenses     Absent Reimbursement*
---------                     --------------  ------------------  ----------  --------------------------
Bond Index .....................  0.15%             0.05%           0.20%               0.05%
Sovereign Bond .................  0.25%             0.05%           0.30%               0.05%
Global Bond** ..................  0.69%             0.06%           0.75%               0.06%
High Yield Bond ................  0.65%             0.07%           0.72%               0.07%
Money Market ...................  0.25%             0.05%           0.30%               0.05%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.

** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
   Bond was formerly "Strategic Bond."

WHAT OTHER CHARGES COULD JOHN HANCOCK IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning
   60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose a charge of up to $5 for each transfer among investment options of more than 12 in any policy year.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any unpaid charges and policy loans and less any CDSC that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals of Excess Value

  Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, at any time after the first policy year (see "Excess Value and its components" on page 10). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. Unless the Current Death Benefit exceeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable.

  Amounts withdrawn from the premium component of Excess Value reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the policy have been met. On a Modified Schedule, because the account value is reduced by a partial withdrawal, the premium that results from the premium recalculation will be higher because of the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The minimum amount of each loan is $300, unless the loan is used to pay premiums. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of that portion of your surrender value that is attributable to the variable investment options

     . In all later policy years - - 90% of that portion of your surrender value that is attributable to the variable investment options

  Interest charged on any loan will accrue daily at an effective annual rate determined by John Hancock at the start of each policy year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, we will charge interest at an effective annual rate of 6%. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the policy is issued. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.

  The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and
 .5% less than the loan interest rate thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

  If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JOHN HANCOCK PAY WHEN THE INSURED PERSON DIES?

  The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See "Value Options" on page 10. The insured person's age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable - - that is it increases as the account value increases and decreases as the account value decreases.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Change of Sum Insured

  At any time, you may request a decrease or increase in your Sum Insured, subject to our administrative rules in effect at the time. For any increase, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Partial surrenders

  You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Guaranteed Death Benefit for the policy will be adjusted to prospectively reflect the new Sum Insured. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Tax consequences

  Please read "Tax considerations" starting on page 38 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by John Hancock of the Notice of Withdrawal
       Right; or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on page 1, or to the John Hancock representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JOHN HANCOCK PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to John Hancock in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 37. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 38.

HOW DO I COMMUNICATE WITH JOHN HANCOCK?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you, except as discussed below under "Telephone Transactions." They include the following:

     . loans, surrenders (including partial surrenders) or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the John Hancock Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Required Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the three death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated, including the reduction in the monthly insurance charge after the ninth policy year and the waiver after the tenth policy year of the sales charge deducted from premiums. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .59%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .07%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Required Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Sum Insured and annual Required Premium amount requested.

PLAN: SCHEDULE PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,113 BASIC PREMIUM (1)
      USING CURRENT CHARGES

                                 Death Benefit                  Surrender Value
                         ------------------------------  ------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of     Annual Investment Return of
Policy   At 5% Interest  ------------------------------  ------------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross   0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ----------  --------  --------  ------------
   1        $  1,169     $      0  $100,000  $  100,000  $   364   $    415   $      465
   2           2,396      100,000   100,000     100,000    1,013      1,157        1,307
   3           3,684      100,000   100,000     100,000    1,656      1,940        2,246
   4           5,037      100,000   100,000     100,000    2,293      2,763        3,292
   5           6,458      100,000   100,000     100,000    2,922      3,628        4,456
   6           7,949      100,000   100,000     100,000    3,575      4,574        5,790
   7           9,515      100,000   100,000     100,000    4,287      5,635        7,342
   8          11,160      100,000   100,000     100,000    5,050      6,806        9,121
   9          12,886      100,000   100,000     100,000    5,869      8,095       11,147
  10          14,699      100,000   100,000     100,000    6,672      9,432       13,371
  11          16,603      100,000   100,000     100,000    7,458     10,817       15,809
  12          18,602      100,000   100,000     100,000    8,227     12,253       18,487
  13          20,700      100,000   100,000     100,000    8,842     13,605       21,294
  14          22,904      100,000   100,000     100,000    9,434     15,009       24,392
  15          25,218      100,000   100,000     100,000   10,002     16,464       27,810
  16          27,647      100,000   100,000     103,099   10,546     17,974       31,578
  17          30,198      100,000   100,000     112,919   11,061     19,536       35,708
  18          32,877      100,000   100,000     123,251   11,547     21,155       40,231
  19          35,689      100,000   100,000     134,143   12,003     22,831       45,183
  20          38,643      100,000   100,000     145,628   12,427     24,567       50,602
  25          55,776      100,000   100,000     213,495   14,013     34,244       86,337
  30          77,644      100,000   100,000     303,575   14,430     45,834      141,778
  35         105,553      100,000   111,075     424,197   12,944     59,271      226,359
  40         141,173      100,000   123,220     586,610    8,445     74,301      353,721
  45         186,634      100,000   134,621     805,043        0     90,471      541,023
  50         244,655      100,000   145,489   1,099,519        0    107,404      811,693
  55         318,706      100,000   156,019   1,497,179        0    124,219    1,192,022

---------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $708 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $    743     $100,000  $100,000  $100,000   $     0   $    22    $     50
   2           1,524      100,000   100,000   100,000       276       353         433
   3           2,344      100,000   100,000   100,000       557       703         862
   4           3,204      100,000   100,000   100,000       835     1,074       1,343
   5           4,108      100,000   100,000   100,000     1,109     1,464       1,883
   6           5,057      100,000   100,000   100,000     1,412     1,912       2,525
   7           6,053      100,000   100,000   100,000     1,776     2,451       3,309
   8           7,099      100,000   100,000   100,000     2,196     3,075       4,238
   9           8,197      100,000   100,000   100,000     2,675     3,789       5,322
  10           9,350      100,000   100,000   100,000     3,142     4,523       6,500
  11          10,561      100,000   100,000   100,000     3,594     5,275       7,779
  12          11,833      100,000   100,000   100,000     4,032     6,046       9,172
  13          13,168      100,000   100,000   100,000     4,319     6,701      10,554
  14          14,570      100,000   100,000   100,000     4,586     7,370      12,068
  15          16,042      100,000   100,000   100,000     4,832     8,054      13,728
  16          17,587      100,000   100,000   100,000     5,054     8,751      15,550
  17          19,210      100,000   100,000   100,000     5,250     9,458      17,547
  18          20,914      100,000   100,000   100,000     5,418    10,176      19,740
  19          22,703      100,000   100,000   100,000     5,557    10,902      22,148
  20          24,581      100,000   100,000   100,000     5,664    11,635      24,795
  25          35,480      100,000   100,000   105,465     5,663    15,374      42,650
  30          49,391      100,000   100,000   151,443     4,426    18,960      70,728
  35          67,144      100,000   100,000   212,845     1,078    21,630     113,578
  40          89,803      100,000   100,000   295,386         0    22,168     178,115
  45         118,721      100,000   100,000   406,292         0    17,479     273,046
  50         181,945      100,000   100,000   552,389    12,634    26,515     407,787
  55         282,446      100,000   100,000   747,760    26,940    51,261     595,351

---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973.00 for a hypothetical gross investment return of 0%, $8,658 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $  1,370     $100,000  $100,000  $100,000   $   461   $   522    $    584
   2           2,809      100,000   100,000   100,000     1,187     1,364       1,548
   3           4,320      100,000   100,000   100,000     1,890     2,239       2,616
   4           5,906      100,000   100,000   100,000     2,571     3,148       3,799
   5           7,571      100,000   100,000   100,000     3,231     4,098       5,114
   6           9,320      100,000   100,000   100,000     3,921     5,142       6,631
   7          11,157      100,000   100,000   100,000     4,720     6,361       8,443
   8          13,085      100,000   100,000   100,000     5,603     7,732      10,545
   9          15,109      100,000   100,000   100,000     6,583     9,270      12,968
  10          17,235      100,000   100,000   100,000     7,520    10,836      15,593
  11          19,467      100,000   100,000   100,000     8,412    12,430      18,442
  12          21,810      100,000   100,000   100,000     9,274    14,069      21,555
  13          24,271      100,000   100,000   100,000     9,847    15,496      24,705
  14          26,855      100,000   100,000   100,000    10,378    16,961      28,172
  15          29,568      100,000   100,000   100,000    10,856    18,455      31,986
  16          32,417      100,000   100,000   100,000    11,282    19,983      36,189
  17          35,408      100,000   100,000   100,000    11,646    21,538      40,823
  18          38,548      100,000   100,000   100,000    11,948    23,121      45,941
  19          41,846      100,000   100,000   100,000    12,176    24,726      51,599
  20          45,309      100,000   100,000   108,338    12,331    26,358      57,811
  25          65,398      100,000   100,000   163,585    11,801    34,888      98,641
  30          91,038      100,000   100,000   239,454     7,355    43,286     160,923
  35         133,172      100,000   100,000   340,044    20,643    59,903     251,029
  40         194,031      100,000   110,116   481,206    45,863    87,672     383,125

---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,488 for a hypothetical gross investment return of 0%, $4,148 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,954 BASIC PREMIUM (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $  2,052     $100,000  $100,000  $100,000   $ 1,055   $  1,152   $  1,249
   2           4,206      100,000   100,000   100,000     2,368      2,653      2,950
   3           6,468      100,000   100,000   100,000     3,653      4,221      4,835
   4           8,843      100,000   100,000   100,000     4,909      5,857      6,923
   5          11,337      100,000   100,000   100,000     6,139      7,569      9,241
   6          13,955      100,000   100,000   100,000     7,394      9,414     11,872
   7          16,705      100,000   100,000   100,000     8,752     11,474     14,921
   8          19,592      100,000   100,000   100,000    10,190     13,729     18,395
   9          22,623      100,000   100,000   100,000    11,722     16,198     22,343
  10          25,806      100,000   100,000   100,000    13,207     18,744     26,664
  11          29,148      100,000   100,000   100,000    14,645     21,372     31,402
  12          32,657      100,000   100,000   100,000    16,051     24,100     36,616
  13          36,342      100,000   100,000   100,000    17,165     26,676     42,106
  14          40,211      100,000   100,000   106,045    18,236     29,354     48,161
  15          44,273      100,000   100,000   117,326    19,256     32,134     54,794
  16          48,538      100,000   100,000   129,284    20,225     35,022     62,063
  17          53,017      100,000   100,000   141,963    21,134     38,020     70,019
  18          57,719      100,000   100,000   155,418    21,984     41,138     78,725
  19          62,657      100,000   100,000   169,690    22,768     44,378     88,243
  20          67,841      100,000   100,000   184,869    23,485     47,753     98,649
  25          97,922      100,000   110,676   277,011    25,936     66,737    167,035
  30         136,313      100,000   131,571   403,732    25,186     88,421    271,325
  35         185,310      100,000   153,198   582,334    19,879    113,095    429,894
  40         247,845      100,000   176,714   839,265     5,622    140,696    668,204

---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,113 BASIC PREMIUM (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                  Surrender Value
                         ------------------------------  ------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of     Annual Investment Return of
Policy   At 5% Interest  ------------------------------  ------------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross   0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ----------  --------  --------  ------------
   1        $  1,169     $100,000  $100,000  $  100,000  $   341   $    390   $      440
   2           2,396      100,000   100,000     100,000      966      1,107        1,254
   3           3,684      100,000   100,000     100,000    1,586      1,862        2,162
   4           5,037      100,000   100,000     100,000    2,200      2,657        3,173
   5           6,458      100,000   100,000     100,000    2,805      3,492        4,299
   6           7,949      100,000   100,000     100,000    3,436      4,407        5,591
   7           9,515      100,000   100,000     100,000    4,125      5,435        7,096
   8          11,160      100,000   100,000     100,000    4,866      6,572        8,822
   9          12,886      100,000   100,000     100,000    5,663      7,825       10,791
  10          14,699      100,000   100,000     100,000    6,445      9,124       12,950
  11          16,603      100,000   100,000     100,000    7,209     10,469       15,318
  12          18,602      100,000   100,000     100,000    7,956     11,863       17,916
  13          20,700      100,000   100,000     100,000    8,546     13,168       20,633
  14          22,904      100,000   100,000     100,000    9,115     14,522       23,630
  15          25,218      100,000   100,000     100,000    9,659     15,926       26,938
  16          27,647      100,000   100,000     100,000   10,177     17,379       30,586
  17          30,198      100,000   100,000     109,378   10,666     18,882       34,588
  18          32,877      100,000   100,000     119,394   11,127     20,438       38,972
  19          35,689      100,000   100,000     129,947   11,556     22,048       43,770
  20          38,643      100,000   100,000     141,078   11,954     23,714       49,021
  25          55,776      100,000   100,000     206,776   13,401     32,970       83,620
  30          77,644      100,000   100,000     293,842   13,652     43,982      137,233
  35         105,553      100,000   106,570     410,229   11,952     56,868      218,906
  40         141,173      100,000   118,197     566,603    7,134     71,272      341,656
  45         186,634      100,000   129,198     777,332        0     86,827      522,401
  50         244,655      100,000   139,733   1,061,754        0    103,154      783,814
  55         318,706      100,000   149,937   1,445,830        0    119,377    1,151,139

---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $708 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $    743     $100,000  $100,000  $100,000   $     0   $     0    $     25
   2           1,524      100,000   100,000   100,000       228       302         379
   3           2,344      100,000   100,000   100,000       486       626         778
   4           3,204      100,000   100,000   100,000       742       968       1,224
   5           4,108      100,000   100,000   100,000       992     1,328       1,725
   6           5,057      100,000   100,000   100,000     1,272     1,745       2,325
   7           6,053      100,000   100,000   100,000     1,615     2,251       3,063
   8           7,099      100,000   100,000   100,000     2,012     2,841       3,939
   9           8,197      100,000   100,000   100,000     2,469     3,519       4,965
  10           9,350      100,000   100,000   100,000     2,914     4,215       6,080
  11          10,561      100,000   100,000   100,000     3,345     4,927       7,288
  12          11,833      100,000   100,000   100,000     3,761     5,656       8,601
  13          13,168      100,000   100,000   100,000     4,024     6,263       9,892
  14          14,570      100,000   100,000   100,000     4,266     6,883      11,305
  15          16,042      100,000   100,000   100,000     4,488     7,514      12,854
  16          17,587      100,000   100,000   100,000     4,684     8,154      14,549
  17          19,210      100,000   100,000   100,000     4,854     8,801      16,406
  18          20,914      100,000   100,000   100,000     4,996     9,455      18,443
  19          22,703      100,000   100,000   100,000     5,107    10,114      20,677
  20          24,581      100,000   100,000   100,000     5,189    10,777      23,132
  25          35,480      100,000   100,000   100,000     5,045    14,085      39,649
  30          49,391      100,000   100,000   140,899     3,636    17,068      65,804
  35          67,144      100,000   100,000   198,012        62    18,858     105,663
  40          89,803      100,000   100,000   274,605         0    18,021     165,584
  45         118,721      100,000   100,000   377,708         0    11,173     253,836
  50         185,093      100,000   100,000   513,209    12,557    19,582     378,864
  55         291,981      100,000   100,000   694,495    26,686    44,928     552,942

---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,608 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,954 BASIC PREMIUM (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $  2,052     $100,000  $100,000  $100,000   $   898   $    990   $  1,082
   2           4,206      100,000   100,000   100,000     2,045      2,311      2,588
   3           6,468      100,000   100,000   100,000     3,155      3,678      4,244
   4           8,843      100,000   100,000   100,000     4,224      5,089      6,066
   5          11,337      100,000   100,000   100,000     5,253      6,552      8,076
   6          13,955      100,000   100,000   100,000     6,304      8,131     10,361
   7          16,705      100,000   100,000   100,000     7,442      9,894     13,011
   8          19,592      100,000   100,000   100,000     8,653     11,830     16,038
   9          22,623      100,000   100,000   100,000     9,949     13,954     19,485
  10          25,806      100,000   100,000   100,000    11,197     16,138     23,252
  11          29,148      100,000   100,000   100,000    12,395     18,383     27,378
  12          32,657      100,000   100,000   100,000    13,536     20,686     31,899
  13          36,342      100,000   100,000   100,000    14,369     22,800     36,614
  14          40,211      100,000   100,000   100,000    15,134     24,973     41,822
  15          44,273      100,000   100,000   101,859    15,825     27,202     47,571
  16          48,538      100,000   100,000   112,157    16,438     29,492     53,841
  17          53,017      100,000   100,000   122,996    16,967     31,843     60,664
  18          57,719      100,000   100,000   134,418    17,411     34,262     68,087
  19          62,657      100,000   100,000   146,454    17,765     36,753     76,159
  20          67,841      100,000   100,000   159,166    18,022     39,321     84,934
  25          97,922      100,000   100,000   234,323    17,403     53,439    141,295
  30         136,313      100,000   104,459   334,125    11,849     70,201    224,546
  35         185,310      100,000   119,929   467,654         0     88,535    345,234
  40         247,845      100,000   134,755   647,075         0    107,289    515,187

---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable is the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $  1,370     $100,000  $100,000  $100,000   $   303   $   359    $    416
   2           2,809      100,000   100,000   100,000       861     1,019       1,183
   3           4,320      100,000   100,000   100,000     1,387     1,689       2,019
   4           5,906      100,000   100,000   100,000     1,876     2,370       2,928
   5           7,571      100,000   100,000   100,000     2,330     3,062       3,925
   6           9,320      100,000   100,000   100,000     2,809     3,830       5,083
   7          11,157      100,000   100,000   100,000     3,379     4,739       6,478
   8          13,085      100,000   100,000   100,000     4,024     5,773       8,107
   9          15,109      100,000   100,000   100,000     4,755     6,947       9,995
  10          17,235      100,000   100,000   100,000     5,440     8,125      12,025
  11          19,467      100,000   100,000   100,000     6,076     9,306      14,209
  12          21,810      100,000   100,000   100,000     6,654    10,482      16,560
  13          24,271      100,000   100,000   100,000     6,921    11,401      18,845
  14          26,855      100,000   100,000   100,000     7,118    12,303      21,329
  15          29,568      100,000   100,000   100,000     7,234    13,178      24,031
  16          32,417      100,000   100,000   100,000     7,267    14,023      26,975
  17          35,408      100,000   100,000   100,000     7,207    14,828      30,191
  18          38,548      100,000   100,000   100,000     7,052    15,591      33,714
  19          41,846      100,000   100,000   100,000     6,795    16,305      37,583
  20          45,309      100,000   100,000   100,000     6,426    16,959      41,846
  25          65,398      100,000   100,000   117,184     2,323    18,774      70,661
  30          91,038      100,000   100,000   169,495         0    15,792     113,908
  35         147,806      100,000   100,000   232,749    12,557    25,705     171,822
  40         238,359      100,000   100,000   314,514    26,686    50,296     250,409

---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,568 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 22.

CONTENTS OF THIS SECTION                                        PAGES TO SEE
------------------------                                        ------------
Description of John Hancock.......................................  33
How we support the policy and investment options..................  33-34
Procedures for issuance of a policy...............................  34-35
Commencement of investment performance............................  35
How we process certain policy transactions........................  35-36
Effects of policy loans...........................................  36
Additional information about how certain policy charges work......  36-37
How we market the policies........................................  37-38
Tax considerations................................................  38-40
Reports that you will receive.....................................  40
Voting privileges that you will have..............................  40-41
Changes that John Hancock can make as to your policy..............  41-42
Adjustments we make to death benefits.............................  42
When we pay policy proceeds.......................................  42
Other details about exercising rights and paying benefits.........  42-43
Year 2000 Issues..................................................  43
Legal matters.....................................................  43
Registration statement filed with the SEC.........................  43
Accounting and actuarial experts..................................  43
Financial statements of John Hancock and the Account..............  43
List of Directors and Executive Officers of John Hancock..........  44

DESCRIPTION OF JOHN HANCOCK

  We are John Hancock, a mutual life insurance company chartered in Massachusetts in 1862. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of the end of 1998, our assets were approximately $67 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

  The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Sum Insured at issue of $25,000 for insured persons with an attained age of less than 25 at the time of policy issue, and $50,000 for insured persons with attained ages of 25 through 75 at the time of policy issue. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . At least the first Required Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

  If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed below).

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day that first precedes the date of issue.

  (2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium's due date.

  (3) If the Minimum First Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum First Premium is received.

  (4) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (5) If we receive any premium payment that will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made;
   or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

  We process loans, surrenders, partial withdrawals, partial surrenders and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds the surrender value of the policy, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" below.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 38.) On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, John Hancock Variable Life Insurance Company, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell John Hancock's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. John Hancock will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and John Hancock reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 50% of the premium that would be payable under a Modified Schedule in the first policy year, 10% of the such premiums payable in the second through fourth policy years, and 3% of any other premiums received by us in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither John Hancock nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon full or partial surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit proceeds would lose their non-taxable status.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the premium payments for which we will bill you will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force indefinitely, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (such as a Sum Insured increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. This is true even for policies entered into prior to June 21, 1988. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a partial surrender, a reduction in the Sum Insured, or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JOHN HANCOCK CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to John Hancock. In response to this challenge, John Hancock has developed and is executing a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function
properly with respect to dates in the year 2000 and thereafter.   The plan also
involves coordination and testing with business partners to ensure that external factors do not adversely impact its systems. John Hancock presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of John Hancock.

  John Hancock has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 15 of the Notes to Statutory-Basis Financial Statements of John Hancock Mutual Life Insurance Company included in this prospectus.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of John Hancock and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and has been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Malcolm Cheung, F.S.A.,an Actuary and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

   Directors                              Principal Occupations
   ---------                              ---------------------
   Samuel W. Bodman        Chairman of the Board and Chief Executive Officer,
                           Cabot Corporation (chemicals)

   Nelson S. Gifford       Principal, Fleetwing Capital Management (financial
                           services)

   E. James Morton         Director, formerly Chairman of the Board and Chief
                           Executive Officer, John Hancock

   John M. Connors, Jr.    President and Chief Executive Officer and Director,
                           Hill, Holliday, Connors, Cosmopoulos, Inc.
                           (advertising).

   Stephen L. Brown        Chairman of the Board and Chief Executive Officer,
                           John Hancock

   I. MacAllister Booth    Retired Chairman of the Board and Chief Executive
                           Officer, Polaroid Corporation (photographic
                           products)

   Robert J. Tarr, Jr.     Former President, Chief Executive Officer and Chief
                           Operations Officer, Harcourt General, Inc.
                           (publishing)

   David F. D'Alessandro   President and Chief Operating Officer, John Hancock

   Joan T. Bok             Chairman of the Board, New England Electric System
                           (electric utility).

   Robert E. Fast          Senior Partner, Hale and Dorr (law firm).

   Foster L. Aborn         Vice Chairman of the Board, John Hancock

   Richard F. Syron        Chairman of the Board and Chief Executive Officer,
                           American Stock Exchange.

   Kathleen F. Feldstein   President, Economic Studies, Inc. (economic
                           consulting).

   Michael C. Hawley       President and Chief Operating Officer, The Gillette
                           Company (razors, etc.).

   Edward H. Linde         President and Chief Executive Officer, Boston
                           Properties, Inc. (real estate)

   Wayne A. Budd           Group President, Bell Atlantic - New England
                           (telecommunications)

   Executive Officers
   ------------------

   Diane M. Capstaff         Executive Vice President

   Thomas E. Moloney         Executive Vice President

   Richard S. Scipione       General Counsel

   Barry J. Rubenstein       Vice President, Counsel and Secretary


  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                            December 31
                                                       ---------------------
                                                          1998        1997
                                                       ---------   ---------
                                                           (In millions)
ASSETS
Bonds--Note 6 ......................................   $23,353.0   $22,986.0
Stocks:
   Preferred .......................................       844.7       640.6
   Common ..........................................       269.3       256.9
   Investments in affiliates .......................     1,520.3     1,442.0
                                                       ---------   ---------
                                                         2,634.3     2,339.5
Mortgage loans on real estate--Note 6 ..............     8,223.7     7,851.2
Real estate:
   Company occupied ................................       372.2       375.1
   Investment properties ...........................     1,472.1     1,893.4
                                                       ---------   ---------
                                                         1,844.3     2,268.5
Policy loans .......................................     1,573.8     1,577.3
Cash items:
   Cash in banks and offices .......................       241.5       176.0
   Temporary cash investments ......................     1,107.4       548.8
                                                       ---------   ---------
                                                         1,348.9       724.8
Premiums due and deferred ..........................       253.4       222.3
Investment income due and accrued ..................       527.5       505.8
Other general account assets .......................     1,156.6       948.6
Assets held in separate accounts ...................    17,447.0    16,021.7
                                                       ---------   ---------
TOTAL ASSETS .......................................   $58,362.5   $55,445.7
                                                       =========   =========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES
OBLIGATIONS
  Policy reserves ..................................   $19,804.8   $19,206.6
  Policyholders' and beneficiaries' funds ..........    14,216.9    13,985.1
  Dividends payable to policyholders ...............       449.1       399.7
  Policy benefits in process of payment ............       111.4       115.5
  Other policy obligations .........................       322.6       214.8
  Asset valuation reserve--Note 1 ..................     1,289.6     1,165.7
  Federal income and other accrued taxes--Note 1 ...       211.5        96.9
  Other general account obligations ................     1,109.3     1,084.5
  Obligations related to separate accounts .........    17,458.6    16,019.1
                                                       ---------   ---------
TOTAL OBLIGATIONS ..................................    54,973.8    52,287.9
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2 ............................       450.0       450.0
  Special contingency reserve for group insurance ..       160.0       151.8
  General contingency reserve ......................     2,778.7     2,556.0
                                                       ---------   ---------
 TOTAL POLICYHOLDERS' CONTINGENCY RESERVES .........     3,388.7     3,157.8
                                                       ---------   ---------
 TOTAL OBLIGATIONS AND POLICYHOLDERS'CONTINGENCY
   RESERVES ........................................   $58,362.5   $55,445.7
                                                       =========   =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     ---------     ---------
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions ................................   $ 8,844.0     $ 7,371.6
  Net investment income--Note 4 ..................     2,956.2       2,856.1
  Other, net .....................................       233.8         196.4
                                                     ---------     ---------
                                                      12,034.0      10,424.1
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits ..............................       582.9         737.4
     Accident and health benefits ................        76.9         121.4
     Annuity benefits ............................     1,612.4       1,668.2
     Surrender benefits and annuity fund
      withdrawals ................................     6,712.4       6,293.1
     Matured endowments ..........................        20.7          21.0
                                                     ---------     ---------
                                                       9,005.3       8,841.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries ..     1,106.7        (122.6)
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses .......       290.7         278.3
     Home office and general expenses ............       529.0         493.0
  Payroll, state premium and miscellaneous taxes .        52.0          49.9
                                                     ---------     ---------
                                                      10,983.7       9,539.7
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS (LOSSES) .....     1,050.3         884.4
Dividends to policyholders .......................       446.0         398.2
Federal income tax (credit) expense--Note 1 ......        (2.8)         18.9
                                                     ---------     ---------
                                                         448.8         417.1
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS (LOSSES) ..................       607.1         467.3
Net realized capital gains (losses)--Note 5 ......         0.7         (89.8)
                                                     ---------     ---------
        NET INCOME ...............................       607.8         377.5
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital (losses) gains and other
    adjustments--Note 5 ..........................      (214.5)         58.6
  Valuation reserve changes--Note 1 ..............         0.0           1.4
  Prior years' federal income taxes ..............       (25.5)        (35.6)
  Other reserves and adjustments, net ............      (136.9)       (100.2)
                                                     ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES ................................       230.9         301.7
Policyholders' contingency reserves at beginning of
 year ............................................     3,157.8       2,856.1
                                                     ---------     ---------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR   $ 3,388.7     $ 3,157.8
                                                     =========     =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                          Year ended December 31
                                                          ----------------------
                                                             1998         1997
                                                          ---------    ---------
                                                              (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits ..........................................   $ 8,945.5    $ 7,518.8
  Net investment income ...............................     2,952.8      2,988.7
  Benefits to policyholders and beneficiaries .........    (9,190.4)    (9,030.3)
  Dividends paid to policyholders .....................      (396.6)      (394.0)
  Insurance expenses and taxes ........................      (874.4)      (828.6)
  Net transfers from separate accounts ................       131.1        832.7
  Other, net ..........................................      (181.7)      (720.9)
                                                          ---------    ---------
     NET CASH PROVIDED FROM OPERATIONS ................     1,386.3        366.4
                                                          ---------    ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases ......................................   (12,403.6)   (18,003.6)
  Bond sales ..........................................     8,447.8     13,541.1
  Bond maturities and scheduled redemptions ...........     2,537.7      2,927.6
  Bond prepayments ....................................     1,202.7      1,096.3
  Stock purchases .....................................      (623.2)    (1,125.7)
  Proceeds from stock sales ...........................       378.4        921.7
  Real estate purchases ...............................      (147.6)      (243.0)
  Real estate sales ...................................       630.5        444.5
  Other invested assets purchases .....................      (185.3)      (171.1)
  Proceeds from the sale of other invested assets .....       120.5        109.3
  Mortgage loans issued ...............................    (1,978.5)    (1,165.8)
  Mortgage loan repayments ............................     1,575.6      1,176.9
  Other, net ..........................................       (38.6)      (333.8)
                                                          ---------    ---------
     NET CASH USED IN INVESTING ACTIVITIES ............      (483.6)      (825.6)
                                                          ---------    ---------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable .............       (75.0)       (16.4)
  Repayment of REMIC notes payable ....................      (203.6)      (216.3)
                                                          ---------    ---------
     NET CASH USED IN FINANCING ACTIVITIES ............      (278.6)      (232.7)
                                                          ---------    ---------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS ..........................................       624.1       (691.9)
Cash and temporary cash investments at beginning of
 year .................................................       724.8      1,416.7
                                                          ---------    ---------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR ....   $ 1,348.9    $   724.8
                                                          =========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three business units: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The gain from operations was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $533.8 million were sold in 1998, and an additional $1.1 billion of real estate is expected to be sold in 1999. Net gains on the properties sold in 1998 amounted to $64.3 million. Those properties to be sold subsequent to December 31, 1998 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $370.0 million and $470.5 million at December 31, 1998 and 1997, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. During 1998, in connection with the Company's plans to dispose of certain real estate holdings, additional contributions were recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $111.3 million. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $34.9 million, amounted to $261.6 million which is included in other policy obligations. The corresponding 1997 amounts were $25.2 million and $165.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $31.4 million in 1998 and $30.0 million in 1997 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $20.1 million in 1998 and $21.8 million in 1997.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The statement value and fair value for investment-type insurance contracts are as follows:

                                          December 31, 1998     December 31, 1997
                                         --------------------  ----------------------
                                         Statement    Fair     Statement     Fair
                                           Value      Value      Value       Value
                                         ---------  ---------  ---------  -----------
                                                       (In millions)
Guaranteed investment contracts .......  $12,666.9  $12,599.7  $11,499.4   $11,516.8
Fixed-rate deferred and immediate
 annuities ............................    4,375.0    4,412.2    4,289.1     4,290.4
Supplementary contracts without
 life contingencies ...................       42.7       44.7       40.9        42.1
                                         ---------  ---------  ---------  ----------
                                         $17,084.6  $17,056.6  $15,829.4   $15,849.3
                                         =========  =========  =========  ==========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $74.9 million in 1998 and $146.4 million in 1997.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1998 and 1997.

NOTE 3--BORROWED MONEY

At December 31, 1998, the Company had a $500 million syndicated line of credit. There are 26 banks that are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1998, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.06% and 5.72%, respectively, at December 31, 1998 and 1997. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes were fully repaid on June 25, 1998. The outstanding balances of the notes totaled $42.6 million at December 31, 1997 and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes were fully repaid on December 28, 1998. The outstanding balances of the notes totaled $161.0 million at December 31, 1997 and are included in other general account obligations.

At December 31, 1997, the Company had a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $6.6 million and $21.2 million during 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                1998     1997
                                                               ------   ------
                                                                (In millions)
Investment expenses ........................................   $317.5   $339.6
Interest expense ...........................................     44.3     57.9
Depreciation on real estate and other invested assets ......     41.6     76.6
Real estate and other investment taxes .....................     60.1     61.5
                                                               ------   ------
                                                               $463.5   $535.6
                                                               ======   ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                              1998      1997
                                                            -------    ------
                                                              (In millions)
Net gains from asset sales and foreclosures .............   $ 303.3    $ 63.4
Capital gains tax .......................................    (171.7)    (84.1)
Net capital gains transferred to the IMR ................    (130.9)    (69.1)
                                                            -------    ------
  Net Realized Capital Gains (Losses) ...................   $   0.7    $(89.8)
                                                            =======    ======

Net unrealized capital (losses) gains and other adjustments consist of the following items:

                                                             1998       1997
                                                           -------    -------
                                                              (In millions)
Net (losses) gains from changes in security values and
 book value adjustments ................................   $ (90.6)   $ 159.5
Increase in asset valuation reserve ....................    (123.9)    (100.9)
                                                           -------    -------
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments ........................................   $(214.5)   $  58.6
                                                           =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                                            Gross      Gross
                                                              Statement  Unrealized  Unrealized
                                                                Value       Gains      Losses     Fair Value
                                                              ---------   ---------   ---------   ----------
      December 31, 1998                                                        (In millions)
      -----------------
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies ................................   $   123.3   $     5.9   $     0.0   $   129.2
Obligations of states and political subdivisions ..........        86.4         9.9         0.0        96.3
Debt securities issued by foreign governments .............       264.5        29.4         8.2       285.7
Corporate securities ......................................    18,155.4     1,567.7       294.4    19,428.7
Mortgage-backed securities ................................     4,723.4       181.2         5.2     4,899.4
                                                              ---------   ---------   ---------   ---------
  Total bonds .............................................   $23,353.0   $ 1,794.1   $   307.8   $24,839.3
                                                              =========   =========   =========   =========

      December 31, 1997
      -----------------
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies ................................   $   258.9   $     9.3   $     0.0   $   268.2
Obligations of states and political subdivisions ..........       149.6        16.3         0.0       165.9
Debt securities issued by foreign governments .............       259.7        53.2         0.1       312.8
Corporate securities ......................................    17,336.1     1,485.9       113.4    18,708.6
Mortgage-backed securities ................................     4,981.7       115.9        28.3     5,069.3
                                                              ---------   ---------   ---------   ---------
  Total bonds .............................................   $22,986.0   $ 1,680.6   $   141.8   $24,524.8
                                                              =========   =========   =========   =========

The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                          Statement     Fair
                                                            Value       Value
                                                          ---------   ---------
                                                              (In millions)
Due in one year or less ...............................   $ 1,569.1   $ 1,622.2
Due after one year through five years .................     5,597.3     5,922.5
Due after five years through ten years ................     5,335.6     5,666.5
Due after ten years ...................................     6,127.6     6,728.7
                                                          ---------   ---------
                                                           18,629.6    19,939.9
Mortgage-backed securities ............................     4,723.4     4,899.4
                                                          ---------   ---------
                                                          $23,353.0   $24,839.3
                                                          =========   =========

Gross gains of $126.4 million in 1998 and $61.5 million in 1997 and gross losses of $62.3 million in 1998 and $86.6 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $18.9 million were on deposit with state insurance departments to satisfy regulatory requirements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $258.4 million and $148.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $64.9 million, and gross unrealized depreciation totaled $54.0 million. The fair value of preferred stock totaled $832.4 million at December 31, 1998 and $695.8 million at December 31, 1997.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $421.5 million and $217.0 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $56.4 million, bonds with amortized cost of $105.1 million and real estate with depreciated cost of $14.6 million were non-income producing for the twelve months ended December 31, 1998.

Restructured commercial mortgage loans aggregated $230.5 million and $314.3 million as of December 31, 1998 and 1997, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                         Year ended December 31
                                                        -----------------------
                                                          1998            1997
                                                        -------         -------
                                                              (In millions)
Expected ............................................   $  22.5         $  33.8
Actual ..............................................      11.6            24.9

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           Statement          Geographic           Statement
     Property Type           Value          Concentration            Value
    --------------       -------------      -------------       ---------------
                         (In millions)                           (In millions)
Apartments ...........     $1,722.7     East North Central ..      $1,164.3
Hotels ...............        283.2     East South Central ..         137.1
Industrial ...........        894.9     Middle Atlantic .....       1,408.5
Office buildings .....      2,094.0     Mountain ............         345.0
Retail ...............      1,589.6     New England .........         791.1
1-4 Family ...........          6.4     Pacific .............       1,848.7
Agricultural .........      1,298.3     South Atlantic ......       1,531.3
Other ................        334.6     West North Central ..         287.5
                                        West South Central ..         602.2
                                        Other ...............         108.0
                           --------                                --------
                           $8,223.7                                $8,223.7
                           ========                                ========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1998, the fair values of the commercial and agricultural mortgage loan portfolios were $7.3 billion and $1.3 billion, respectively. The corresponding amounts as of December 31, 1997 were approximately $6.7 billion and $1.5 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.68% and 6.82% for agricultural loans, 9.25% and 6.73% for other properties, and 7.5% and 6.65% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively. The corresponding amounts in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively. The corresponding amounts in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $458.2 million, $481.2 million, and $238.6 million, respectively, at December 31, 1998. The corresponding amounts in 1997 were $487.4 million, $503.3 million, and $247.9 million, respectively.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:

                                                              December 31
                                                            ---------------
                                                             1998     1997
                                                            ------   ------
                                                             (In millions)
     Reinsurance recoverables ...........................   $18.6    $12.5
     Funds withheld from reinsurers .....................    49.5     35.1

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $251.1 million at December 31, 1998 and $236.3 million at December 31, 1997.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $12.7 million in 1998 and received a net cash payment of $1.1 million in 1997 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $1.0 million and transferred $2.4 million of cash for mortality claims to Variable Life, which increased by $0.5 million and decreased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $92.6 million in 1998 and $89.7 million in 1997.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.1 million and $6.2 million in 1998 and 1997, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company has funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is approximately zero. As of December 31, 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

The changes in benefit obligation and plan assets are summarized as follows:

                                                                      Year ended December 31
                                                           -------------------------------------------
                                                             Pension Benefits        Other Benefits
                                                           --------------------    -------------------
                                                             1998        1997        1998       1997
                                                           --------    --------    --------   --------
                                                                          (In millions)
Change in benefit obligation:
Benefit obligation at beginning of year ................   $1,704.0    $1,582.3    $  381.0   $  400.5
Service cost ...........................................       32.8        30.7         6.8        8.5
Interest cost ..........................................      115.5       109.3        24.4       25.5
Actuarial loss/(gain) ..................................       55.5        77.5       (16.8)     (22.2)
Benefits paid ..........................................      (99.4)      (95.8)      (28.5)     (31.3)
                                                           --------    --------    --------   --------
Benefit obligation at end of year ......................    1,808.4     1,704.0       366.9      381.0


Change in plan assets:
Fair value of plan assets at beginning of year .........    1,995.5     1,787.6       172.7      132.4
Actual return of plan assets ...........................      296.1       295.5        39.9       31.0
Employer contribution ..................................       10.0         8.2         2.6        9.3
Benefits paid ..........................................      (99.4)      (95.8)        0.0        0.0
                                                           --------    --------    --------   --------
Fair value of plan assets at end of year ...............    2,202.2     1,995.5       215.2      172.7

Funded status ..........................................      393.8       291.5      (151.7)    (208.3)
Unrecognized actuarial loss ............................     (292.0)     (219.6)     (163.0)    (127.1)
Unrecognized prior service cost ........................       23.1        29.6        17.8       19.7
Unrecognized net transition (asset) obligation .........      (23.9)      (35.5)      294.3      315.2
                                                           --------    --------    --------   --------
Net amount recognized ..................................   $  101.0    $   66.0    $   (2.6)  $   (0.5)
                                                           ========    ========    ========   ========

The assumptions used in accounting for the benefit plans were as follows:

                                            Year ended December 31
                                   ----------------------------------------
                                    Pension Benefits      Other Benefits
                                   ------------------    ------------------
                                    1998       1997       1998       1997
                                   -------    -------    -------    -------
Discount rate ................      6.75%      7.00%      6.75%      7.00%
Expected return on plan assets      8.50%      8.50%      8.50%      8.50%
Rate of compensation increase       4.56%      4.77%      4.00%      4.00%

For measurement purposes, a 5.75 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.00 percent in 2001 and remain at that level thereafter.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net periodic benefit (credit) cost includes the following components:

                                                                         Year Ended December 31
                                                                 ----------------------------------------
                                                                   Pension Benefits      Other Benefits
                                                                 ------------------    ------------------
                                                                   1998       1997       1998       1997
                                                                 -------    -------    -------    -------
                                                                               (in millions)
Service cost .................................................   $  32.7    $  30.7    $   6.8    $   8.5
Interest cost ................................................     115.5      109.3       24.4       25.5
Expected return on plan assets ...............................    (165.5)    (147.9)     (39.9)     (31.0)
Amortization of transition (asset) obligation ................     (11.6)     (11.7)      20.9       20.9
Amortization of prior service cost ...........................       6.5        6.6        1.9        1.9
Recognized actuarial (gain) loss .............................      (2.6)      (1.0)      19.0       15.0
                                                                 -------    -------    -------    -------
   Net periodic benefit (credit) cost ........................   $ (25.0)   $ (14.0)   $  33.1    $  40.8
                                                                 =======    =======    =======    =======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                          1-Percentage Point  1-Percentage Point
                                                               Increase            Decrease
                                                          ------------------  ------------------
                                                                      (In millions)
Effect on total of service and interest costs ................  $ 2.9              $ (2.5)
Effect on postretirement benefit obligations .................   28.7               (25.9)

NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated majority-owned affiliates amounted to $13.8 billion at December 31, 1998 and $12.4 billion at December 31, 1997; total liabilities amounted to $12.5 billion at December 31, 1998 and $11.1 billion at December 31, 1997; and total net income was $148.5 million in 1998 and $184.8 million in 1997.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $62.2 million and $65.9 million in 1998 and 1997, respectively, from unconsolidated affiliates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:

                                           Number of Contracts/                 Assets (Liabilities)
                                             Notional Amounts              1998                      1997
                                          ---------------------   ----------------------    ----------------------
                                                                  Carrying       Fair       Carrying       Fair
                                            1998         1997       Value        Value        Value        Value
                                          ---------   ---------   ---------    ---------    ---------    ---------
                                                                        ($ In millions)
Futures contracts to sell securities ..   $  11,286   $   3,733   $    (3.1)   $    (3.1)   $    (2.5)   $    (2.5)
Futures contracts to acquire securities       1,464       1,359        (0.3)        (0.3)         1.2          1.2
Interest rate swap agreements .........     7,684.0     7,254.7          --       (159.1)          --        (58.3)
Interest rate cap agreements ..........       115.0       115.0         0.4          0.4          0.6          0.6
Interest rate floor agreements ........       125.0       125.0         0.7          0.7          0.4          0.4
Interest rate swaption agreements .....         0.0        34.2          --          0.0           --          0.0
Currency rate swap agreements .........     2,881.5       221.5          --         16.2           --         (9.7)
Equity collar agreements ..............          --          --        28.6         28.6        (14.1)       (14.1)

Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 1999.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 1999 to 2028. The interest rate cap and floor agreements expire in 2000 to 2007. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 1999 to 2018. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $26.2 million in 1998 and $27.4 million in 1997. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                             December 31, 1998
                                                            -------------------
                                                               (In millions)
1999.....................................................          $19.0
2000.....................................................           16.5
2001.....................................................           13.5
2002.....................................................           10.0
2003.....................................................            5.9
Thereafter...............................................            7.5
                                                                   -----
Total minimum payments...................................          $72.4
                                                                   =====

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                            December 31, 1998        Percent
                                                                                            -----------------        -------
                                                                                              (In millions)
Subject to discretionary withdrawal (with adjustment):
   With market value adjustment .............................................................   $   792.0                 2.0%
   At book value less surrender charge ......................................................     2,773.8                 7.1
                                                                                                ---------           ---------
      Total with adjustment .................................................................     3,565.8                 9.1
   Subject to discretionary withdrawal (without adjustment) at book value ...................     3,782.8                 9.8
   Subject to discretionary withdrawal--separate accounts ...................................    14,809.7                38.1
Not subject to discretionary withdrawal:
   General account ..........................................................................    15,375.2                39.6
   Separate accounts ........................................................................     1,301.5                 3.4
                                                                                                ---------           ---------
Total annuity reserves, deposit fund liabilities and separate accounts--before
  reinsurance ...............................................................................    38,835.0               100.0%
                                                                                                                    =========
Less reinsurance ceded ......................................................................        (0.1)
                                                                                                ---------
Net annuity reserves, deposit fund liabilities and separate accounts ........................   $38,834.9
                                                                                                =========

Any liquidation costs associated with the $14.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $329.1 million, $72.0 million, $214.1 million and $471.4 million, respectively, at December 31, 1998. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.1 billion at December 31, 1998. The majority of these commitments expire in 1999.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1998, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $602.8 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1998 and 1997 amounted to $4.6 million and $4.1 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1998, the aggregate outstanding principal balance of the pools of loans was $445.8 million. There were no mortgage loans buy-backs in 1998 and 1997.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1998 were $411.7 million for short-term borrowings and $173.4 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES--CONTINUED

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                                                               December 31
                                                                             ------------------------------------------------
                                                                                      1998                      1997
                                                                             ----------------------    ----------------------
                                                                             Carrying      Fair        Carrying      Fair
                                                                               Amount      Value        Amount       Value
                                                                             ---------    ---------    ---------    ---------
                                                                                               (In millions)
Assets
   Bonds--Note 6 .........................................................   $23,353.0    $24,839.3    $22,986.0    $24,524.8
   Preferred stocks--Note 6 ..............................................       844.7        832.4        640.6        695.8
   Common stocks--Note 6 .................................................       269.3        269.3        256.9        256.9
   Mortgage loans on real estate--Note 6 .................................     8,223.7      8,619.7      7,851.2      8,215.9
   Policy loans--Note 1 ..................................................     1,573.8      1,573.8      1,577.3      1,577.3
   Cash and cash equivalents--Note 1 .....................................     1,348.9      1,348.9        724.8        724.8
Liabilities
   Guaranteed investment contracts--Note 1 ...............................    12,666.9     12,599.7     11,499.4     11,516.8
   Fixed rate deferred and immediate annuities--Note 1 ...................     4,375.0      4,412.2      4,289.1      4,290.4
   Supplementary contracts without life contingencies--Note 1 ............        42.7         44.7         40.9         42.1
Derivatives assets (liabilities) relating to:--Note 10
Futures contracts ........................................................        (3.4)        (3.4)        (1.3)        (1.3)
Interest rate swaps ......................................................          --       (159.1)          --        (58.3)
Currency rate swaps ......................................................          --         16.2           --         (9.7)
Interest rate caps .......................................................         0.4          0.4          0.6          0.6
Interest rate floors .....................................................         0.7          0.7          0.4          0.4
Equity collar agreements .................................................        28.6         28.6        (14.1)       (14.1)
Commitments--Note 13 .....................................................          --      1,114.2           --      1,332.3

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)

The Company is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. historically, the first two digits were hardcoded to save memory.

Many of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

The Company began to address the Year 2000 project as early as 1994. The Company's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, The Company has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, the Company has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to the Company, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

The Company's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that the Company's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has thousands of individual and business customers that hold insurance policies, annuities and other financial products of the company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

The Company's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing the Company's readiness as well as that of material business partners on whom the Company depends. The Company's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that the Company has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High-Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1998, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                       LARGE CAP    SOVEREIGN   INTERNATIONAL  SMALL CAP   INTERNATIONAL     MID CAP      LARGE CAP
                                        GROWTH        BOND      EQUITY INDEX     GROWTH       BALANCED        GROWTH        VALUE
                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                      -----------  -----------  -------------  ----------  --------------  ------------  -----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at value .. $29,089,283  $67,185,725   $4,843,434    $1,802,291  $      210,332  $  1,473,582   $3,774,075
Investments in shares of
 portfolios of M Fund Inc., at
 value ..............................          --           --           --            --              --            --           --
Policy loans and accrued interest
 receivable .........................   1,968,975    9,925,170      263,940            --              --            --           --
Receivable from:
 John Hancock Variable Series
  Trust I ...........................      21,267        7,561          763         2,331           1,855         2,479        8,037
 M Fund Inc. ........................          --           --           --            --              --            --           --
                                      -----------  -----------   ----------    ----------  --------------  ------------   ----------
Total assets ........................  31,079,525   77,118,456    5,108,137     1,804,622         212,187     1,476,061    3,782,112
LIABILITIES
Payable to John Hancock Mutual
 Life Insurance Company .............      20,777        6,369          683         2,302           1,852         2,456        7,975
Asset charges payable ...............         490        1,192           80            29               3            23           62
                                      -----------  -----------   ----------    ----------  --------------  ------------   ----------
Total liabilities ...................      21,267        7,561          763         2,331           1,855         2,479        8,037
                                      -----------  -----------   ----------    ----------  --------------  ------------   ----------
Net assets .......................... $31,058,258  $77,110,895   $5,107,374    $1,802,291  $      210,332  $  1,473,582   $3,774,075
                                      ===========  ===========   ==========    ==========  ==============  ============   ==========

                                                                  DIVERSIFIED
                                            MONEY      MID CAP      MID CAP    REAL ESTATE    GROWTH &                   SHORT-TERM
                                           MARKET       VALUE       GROWTH       EQUITY        INCOME       MANAGED         BOND
                                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                         -----------  ----------  -----------  -----------  ------------  ------------  ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value ............................   $47,242,706  $6,049,829  $4,916,238   $5,305,959   $267,925,840  $ 98,661,041    $496,489
Investments in shares of portfolios of
 M Fund Inc., at value ...............            --          --          --           --             --            --          --
Policy loans and accrued interest
 receivable ..........................     2,027,110          --          --      225,050     29,167,555    12,154,307          --
Receivable from:
 John Hancock Variable Series
  Trust I ............................     2,757,264       2,873       1,517        3,585         96,540        63,052          76
 M Fund Inc. .........................            --          --          --           --             --            --          --
                                         -----------  ----------  ----------   ----------   ------------  ------------    --------
Total assets .........................    52,027,080   6,052,702   4,917,755    5,534,594    297,189,935   110,878,400     496,565
LIABILITIES
Payable to John Hancock Mutual Life
 Insurance Company ...................     2,757,795       2,775       1,439        3,498         91,946        62,013          68
Asset charges payable ................           754          98          78           88          4,593         1,724           8
                                         -----------  ----------  ----------   ----------   ------------  ------------    --------
Total liabilities ....................     2,758,549       2,873       1,517        3,586         96,539        63,737          76
                                         -----------  ----------  ----------   ----------   ------------  ------------    --------
Net assets ...........................   $49,268,531  $6,049,829  $4,916,238   $5,531,008   $297,093,396  $110,814,663    $496,489
                                         ===========  ==========  ==========   ==========   ============  ============    ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 1998

                                                                                                           TURNER        BRANDES
                                                      SMALL CAP   INTERNATIONAL   EQUITY     STRATEGIC      CORE      INTERNATIONAL
                                                        VALUE     OPPORTUNITIES   INDEX         BOND        GROWTH       EQUITY
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                      ----------   ----------   ----------   ----------   ----------   ----------
ASSETS
Investments in shares of portfolios of John Hancock
 Variable Series Trust I, at value ................   $2,550,502   $4,181,723   $7,247,833   $  470,424   $       --   $       --
Investments in shares of portfolios of M Fund Inc.,
 at value .........................................           --           --           --           --      125,007      255,755
Policy loans and accrued interest receivable ......           --           --           --           --           --           --
Receivable from:
 John Hancock Variable Series Trust I .............        4,417        2,936       13,979        4,071            2            4
 M Fund Inc. ......................................           --           --           --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total assets ......................................    2,554,919    4,184,659    7,261,812      474,495      125,009      255,759
LIABILITIES
Payable to John Hancock Mutual Life Insurance
 Company ..........................................        4,376        2,867       13,860        4,063           --           --
Asset charges payable .............................           41           68          119            8            2            4
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Total liabilities .................................        4,417        2,935       13,979        4,071            2            4
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Net assets ........................................   $2,550,502   $4,181,724   $7,247,833   $  470,424   $  125,007   $  255,755
                                                      ==========   ==========   ==========   ==========   ==========   ==========

                                                         FRONTIER      EMERGING                              SMALL/
                                                          CAPITAL      MARKETS       GLOBAL       BOND       MID CAP      HIGH YIELD
                                                        APPRECIATION    EQUITY       EQUITY       INDEX        CORE         BOND
                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                         ----------   ----------   ----------   ----------   ----------   ----------
ASSETS
Investments in shares of portfolios of John Hancock
 Variable Series Trust I, at value ...................   $       --   $      729   $   16,495   $   14,549   $   32,699   $    5,453
Investments in shares of portfolios of M Fund Inc.,
 at value ............................................    2,533,128           --           --           --           --           --
Policy loans and accrued interest receivable .........           --           --           --           --           --           --
Receivable from:
 John Hancock Variable Series Trust I ................           41           --           --           --            1           --
 M Fund Inc. .........................................           --           --           --           --           --           --
                                                         ----------   ----------   ----------   ----------   ----------   ----------
Total assets .........................................    2,533,169          729       16,495       14,549       32,700        5,453
LIABILITIES
Payable to John Hancock Mutual Life Insurance
 Company .............................................           --           --           --           --           --           --
Asset charges payable ................................           41           --           --           --            1           --
                                                         ----------   ----------   ----------   ----------   ----------   ----------
Total liabilities ....................................           41            0            0            0            1            0
                                                         ----------   ----------   ----------   ----------   ----------   ----------
Net assets ...........................................   $2,533,128   $      729   $   16,495   $   14,549   $   32,699   $    5,453
                                                         ==========   ==========   ==========   ==========   ==========   ==========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                           LARGE CAP GROWTH                      SOVEREIGN BOND
                                              SUBACCOUNT                           SUBACCOUNT
                                  ----------------------------------  --------------------------------------
                                     1998        1997        1996        1998         1997          1996
                                  ----------  ----------  ----------  -----------  -----------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  ................      $2,836,032  $1,686,429  $1,905,476  $5,266,576   $4,454,173    $ 3,765,421
  M Fund Inc................              --          --          --          --           --             --
 Interest income on
  policy loans  ............         128,186     103,747      83,974     727,807      696,074        678,580
                                  ----------  ----------  ----------  ----------   ----------    -----------
Total investment
 income ....................       2,964,218   1,790,176   1,989,450   5,994,383    5,150,247      4,444,001
Expenses:
 Mortality and expense
  risks ....................         143,859      99,710      69,829     415,570      370,612        325,346
                                  ----------  ----------  ----------  ----------   ----------    -----------
Net investment income ......       2,820,359   1,690,466   1,919,621   5,578,813    4,779,635      4,118,655
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)....................         433,509     292,430     145,304    (142,628)    (230,607)      (169,158)
 Net unrealized
  appreciation
  (depreciation)
  during the period ........       4,558,660   2,142,494       3,756    (102,600)   1,277,686     (1,418,707)
                                  ----------  ----------  ----------  ----------   ----------    -----------
Net realized and
 unrealized gain
 (loss) on investments .....       4,992,169   2,434,924     149,060    (245,228)   1,047,079     (1,587,865)
                                  ----------  ----------  ----------  ----------   ----------    -----------
Net increase in net
 assets resulting from
 operations ................      $7,812,528  $4,125,390  $2,068,681  $5,333,585   $5,826,714    $ 2,530,790
                                  ==========  ==========  ==========  ==========   ==========    ===========

                                       INTERNATIONAL EQUITY             SMALL CAP GROWTH
                                            SUBACCOUNT                     SUBACCOUNT
                                  ------------------------------  -----------------------------
                                    1998      1997        1996      1998      1997       1996*
                                  --------  ---------   --------  --------   -------    -------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  ................      $743,339  $ 195,240   $ 42,110  $     --   $   436    $   160
  M Fund Inc................            --         --         --        --        --         --
 Interest income on
  policy loans  ............        17,802     15,746     13,158        --        --         --
                                  --------  ---------   --------  --------   -------    -------
Total investment
 income ....................       761,141    210,986     55,268        --       436        160
Expenses:
 Mortality and expense
  risks ....................        26,542     24,261     19,834     8,233     4,231        538
                                  --------  ---------   --------  --------   -------    -------
Net investment income
 (loss) ....................       734,599    186,725     35,434    (8,233)   (3,795)      (378)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)....................        52,891     50,829     25,854    21,741     6,475       (690)
 Net unrealized
  appreciation
  (depreciation)
  during the period ........        13,239   (463,778)   217,574   204,674    92,108     (5,174)
                                  --------  ---------   --------  --------   -------    -------
Net realized and
 unrealized gain
 (loss) on investments .....        66,130   (412,949)   243,428   226,415    98,583     (5,864)
                                  --------  ---------   --------  --------   -------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations ................      $800,729  $(226,224)  $278,862  $218,182   $94,788    $(6,242)
                                  ========  =========   ========  ========   =======    =======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                  INTERNATIONAL BALANCED                 MID CAP GROWTH
                                        SUBACCOUNT                         SUBACCOUNT
                                ---------------------------  -------------------------------------
                                  1998      1997     1996*       1998        1997         1996*
                                --------  ---------  ------  ------------  ---------  ---------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  .................   $ 12,240  $  3,972   $  734  $    130,303  $     --    $        411
  M Fund Inc.................         --        --       --            --        --              --
 Interest income on
  policy loans  .............         --        --       --            --        --              --
                                --------  --------   ------  ------------  --------    ------------
Total investment
 income .....................     12,240     3,972      734       130,303        --             411
Expenses:
 Mortality and expense
  risks .....................        826       392       81         5,242     2,164             292
                                --------  --------   ------  ------------  --------    ------------
Net investment income
 (loss) .....................     11,414     3,580      653       125,061    (2,164)            199
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss).....................      1,050       429        9        26,192     5,866             (17)
 Net unrealized
  appreciation
  (depreciation)
  during the period .........     12,294    (4,312)     899       193,946    66,874           1,684
                                --------  --------   ------  ------------  --------    ------------
Net realized and
 unrealized gain
 (loss) on investments ......     13,344    (3,883)     908       220,138    72,740           1,667
                                --------  --------   ------  ------------  --------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations .................   $ 24,758  $   (303)  $1,561  $    345,199  $ 70,576    $      1,786
                                ========  ========   ======  ============  ========    ============

                                     LARGE CAP VALUE                  MONEY MARKET
                                        SUBACCOUNT                     SUBACCOUNT
                                --------------------------  --------------------------------
                                  1998      1997    1996*      1998       1997        1996
                                --------  --------  ------  ----------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I ..................   $185,232  $ 57,265  $2,056  $2,249,510  $641,356   $1,073,915
  M Fund Inc. ...............         --        --      --          --        --           --
 Interest income on
  policy loans ..............         --        --      --     154,162   148,802      160,206
                                --------  --------  ------  ----------  --------   ----------
Total investment
 income .....................    185,232    57,265   2,056   2,403,672   790,158    1,234,121
Expenses:
 Mortality and expense
  risks .....................     15,356     3,303     218     263,735    81,437      134,461
                                --------  --------  ------  ----------  --------   ----------
Net investment income .......    169,876    53,962   1,838   2,139,937   708,721    1,099,660
Net realized and
 unrealized gain on
 investments:
 Net realized gain ..........     68,953    17,858     588          --        --           --
 Net unrealized
  appreciation during
  the period ................     64,132    80,036   4,787          --        --           --
                                --------  --------  ------  ----------  --------   ----------
Net realized and
 unrealized gain on
 investments ................    133,085    97,894   5,375          --        --           --
                                --------  --------  ------  ----------  --------   ----------
Net increase in net
 assets resulting from
 operations .................   $302,961  $151,856  $7,213  $2,139,937  $708,721   $1,099,660
                                ========  ========  ======  ==========  ========   ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                           MID CAP VALUE                         DIVERSIFIED MID CAP
                                                            SUBACCOUNT                                  GROWTH
                                                 ----------------------------------  --------------------------------------------
                                                     1998          1997     1996*        1998           1997             1996
                                                 --------------  --------  --------  -------------  --------------  -------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I .......   $      53,920   $150,951  $  5,010  $      93,281  $     407,765    $     114,600
  M Fund Inc. ................................              --         --        --             --             --               --
 Interest income on policy loans .............              --         --        --             --             --               --
                                                 -------------   --------  --------  -------------  -------------    -------------
Total investment income ......................          53,920    150,951     5,010         93,281        407,765          114,600
Expenses:
 Mortality and expense risks .................          34,857      7,632       572         26,942         22,030           10,841
                                                 -------------   --------  --------  -------------  -------------    -------------
Net investment income ........................          19,063    143,319     4,438         66,339        385,735          103,759
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain ...........................          74,634     10,646     8,413         33,249        276,956           81,916
 Net unrealized appreciation (depreciation)
  during the period ..........................        (944,401)   145,409    14,211        126,465       (477,912)         264,010
                                                 -------------   --------  --------  -------------  -------------    -------------
Net realized and unrealized gain (loss) on
 investments .................................        (869,767)   156,055    22,624        159,714       (200,956)         345,926
                                                 -------------   --------  --------  -------------  -------------    -------------
Net increase (decrease) in net assets resulting
 from operations .............................   $    (850,704)  $299,374  $ 27,062  $     226,053  $     184,779    $     449,685
                                                 =============   ========  ========  =============  =============    =============

                                         REAL ESTATE EQUITY                     GROWTH & INCOME
                                             SUBACCOUNT                           SUBACCOUNT
                                   --------------------------------  -------------------------------------
                                      1998         1997      1996       1998         1997          1996
                                   ------------  --------  --------  -----------  -----------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I .....................   $   343,976   $330,296  $177,243  $26,306,209  $25,377,474   $18,406,284
  M Fund Inc. ..................            --         --        --           --           --            --
 Interest income on
  policy loans .................        17,260     15,261    13,041    1,996,131    1,728,054     1,562,266
                                   -----------   --------  --------  -----------  -----------   -----------
Total investment
 income ........................       361,236    345,557   190,284   28,302,340   27,105,528    19,968,550
Expenses:
 Mortality and expense
  risks ........................        33,890     25,420    16,931    1,466,469    1,136,268       842,055
                                   -----------   --------  --------  -----------  -----------   -----------
Net investment income ..........       327,346    320,137   173,353   26,835,871   25,969,260    19,126,495
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain .............       158,205    181,015    39,891    3,223,935    1,982,518       820,430
 Net unrealized
  appreciation
  (depreciation)
  during the period ............    (1,546,717)   165,392   637,301   32,918,552   18,247,212     4,555,481
                                   -----------   --------  --------  -----------  -----------   -----------
Net realized and
 unrealized gain
 (loss) on investments .........    (1,388,512)   346,407   677,192   36,142,487   20,229,730     5,375,911
                                   -----------   --------  --------  -----------  -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations ....................   $(1,061,166)  $666,544  $850,545  $62,978,358  $46,198,990   $24,502,406
                                   ===========   ========  ========  ===========  ===========   ===========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                MANAGED                          SHORT-TERM BOND
                                               SUBACCOUNT                           SUBACCOUNT
                                 -------------------------------------   --------------------------------
                                     1998         1997         1996         1998        1997       1996
                                 -----------  -----------  ------------  ---------  -----------  --------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  ...................  $ 9,347,788  $ 7,891,222  $ 8,705,892   $ 27,350   $1,036,747    $201,830
  M Fund Inc. .................           --           --           --         --           --          --
 Interest income on
  policy loans ................      854,487      768,231      705,413         --           --          --
                                 -----------  -----------  -----------   --------   ----------    --------
Total investment
 income .......................   10,202,275    8,659,453    9,411,305     27,350    1,036,747     201,830
Expenses:
 Mortality and expense
  risks .......................      577,276      497,030      426,946      2,680      121,572      15,305
                                 -----------  -----------  -----------   --------   ----------    --------
Net investment income .........    9,624,999    8,162,423    8,984,359     24,670      915,175     186,525
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss) ......................      791,245      437,661      230,806        265      (27,616)        577
 Net unrealized
  appreciation
  (depreciation)
  during the
  period ......................    6,629,458    4,941,061   (2,103,918)    (4,247)     226,435     225,129
                                 -----------  -----------  -----------   --------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments ........    7,420,703    5,378,722   (1,873,112)    (3,982)     198,819     225,706
                                 -----------  -----------  -----------   --------   ----------    --------
Net increase in net
 assets resulting from
 operations ...................  $17,045,702  $13,541,145  $ 7,111,247   $ 20,688   $1,113,994    $412,231
                                 ===========  ===========  ===========   ========   ==========    ========




                                       SMALL CAP VALUE           INTERNATIONAL OPPORTUNITIES
                                          SUBACCOUNT                      SUBACCOUNT
                                 -----------------------------  -------------------------------
                                   1998        1997     1996*     1998       1997        1996*
                                 ----------  ---------  ------  ---------  ----------  --------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I ....................  $  12,675   $ 95,844   $1,653  $ 33,443   $  5,284     $  482
  M Fund Inc...................         --         --       --        --         --         --
 Interest income on
  policy loans ................         --         --       --        --         --         --
                                 ---------   --------   ------  --------   --------     ------
Total investment
 income .......................     12,675     95,844    1,653    33,443      5,284        482
Expenses:
 Mortality and expense
  risks .......................     11,853      3,270      128    21,581      1,697        295
                                 ---------   --------   ------  --------   --------     ------
Net investment income .........        822     92,574    1,525    11,862      3,587        187
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain ............     29,257     19,812       11    33,474      3,191         57
 Net unrealized
  appreciation
  (depreciation)
  during the
  period ......................   (105,331)   (12,804)   2,702   272,314    (12,223)     7,271
                                 ---------   --------   ------  --------   --------     ------
Net realized and
 unrealized gain
 (loss) on investments ........    (76,074)     7,008    2,713   305,788     (9,032)     7,328
                                 ---------   --------   ------  --------   --------     ------
Net increase
 (decrease) in net
 assets resulting from
 operations ...................  $ (75,252)  $ 99,582   $4,238  $317,650   $ (5,445)    $7,515
                                 =========   ========   ======  ========   ========     ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                         EQUITY INDEX                STRATEGIC BOND
                                          SUBACCOUNT                   SUBACCOUNT
                                 -----------------------------  --------------------------
                                    1998       1997     1996*    1998     1997     1996*
                                 ----------  --------  -------  -------  -------  --------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I ....................  $  185,267  $ 54,601  $ 4,958  $19,628  $ 9,400   $  539
  M Fund Inc...................                    --       --       --       --       --
 Interest income on
  policy loans ................          --        --       --       --       --       --
                                 ----------  --------  -------  -------  -------   ------
Total investment
 income .......................     185,267    54,601    4,958   19,628    9,400      539
Expenses:
 Mortality and expense
  risks .......................      27,141     5,346      287    1,979      658       30
                                 ----------  --------  -------  -------  -------   ------
Net investment income .........     158,126    49,255    4,671   17,649    8,742      509
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss) ......................     443,879    14,525      620    3,991      348       36
 Net unrealized
  appreciation
  (depreciation)
  during the period ...........     585,673   146,714    6,278    4,308    1,260        8
                                 ----------  --------  -------  -------  -------   ------
Net realized and
 unrealized gain
 (loss) on investments ........   1,029,552   161,239    6,898    8,299    1,608       44
                                 ----------  --------  -------  -------  -------   ------
Net increase
 (decrease) in net
 assets resulting from
 operations ...................  $1,187,678  $210,494  $11,569  $25,948  $10,350   $  553
                                 ==========  ========  =======  =======  =======   ======

                                    TURNER CORE GROWTH      BRANDES INTERNATIONAL EQUITY
                                        SUBACCOUNT                   SUBACCOUNT
                                 ------------------------  -----------------------------
                                  1998     1997    1996*     1998      1997       1996*
                                 -------  -------  ------  --------  ---------  --------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I ....................  $    --  $    --  $   --  $    --   $    --     $    --
  M Fund Inc. .................    2,231    6,373     958   14,444     1,796         510
 Interest income on
  policy loans ................       --       --      --       --        --          --
                                 -------  -------  ------  -------   -------     -------
Total investment
 income .......................    2,231    6,373     958   14,444     1,796         510
Expenses:
 Mortality and expense
  risks .......................      565      301      83    1,158       684         173
                                 -------  -------  ------  -------   -------     -------
Net investment income              1,666    6,072     875   13,286     1,112         337
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss) ......................    2,780      839      48      600       888         (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period ...........   22,686    6,487     784    8,581    (1,473)     (1,056)
                                 -------  -------  ------  -------   -------     -------
Net realized and
 unrealized gain
 (loss) on investments ........   25,466    7,326     832    9,181      (585)     (1,147)
                                 -------  -------  ------  -------   -------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations ...................  $27,132  $13,398  $1,707  $22,467   $   527     $  (810)
                                 =======  =======  ======  =======   =======     =======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                        EMERGING                             SMALL/        HIGH
                                                                        MARKETS      GLOBAL       BOND      MID CAP       YIELD
                                      FRONTIER CAPITAL APPRECIATION      EQUITY      EQUITY      INDEX        CORE         BOND
                                               SUBACCOUNT              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                     ------------------------------    ----------  ----------  ----------  ----------  ------------
                                       1998        1997      1996*       1998**      1998**      1998**      1998**       1998**
                                     ----------  ---------  ---------  ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I .........................  $    --     $    --    $   --      $  1        $ 117       $ 296      $    --       $  50
  M Fund Inc. ......................   12,832       6,463        --        --           --          --           --          --
 Interest income on policy loans ...       --          --        --        --           --          --           --          --
                                      -------     -------    ------      ----        -----       -----      -------       -----
Total investment income ............   12,832       6,463        --         1          117         296           --          50
Expenses:
 Mortality and expense risks .......   13,446       1,409       477         0           60          11           48           2
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net investment income ..............     (614)      5,054      (477)        1           57         285          (48)         48
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss) ..........   23,061       8,970     6,683        (1)         (16)        (26)      (1,957)       (108)
 Net unrealized appreciation
  (depreciation) during the period .     (840)     32,469     1,317       (48)        (303)       (147)       1,888         (19)
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net realized and unrealized gain
 (loss) on investments .............   22,221      41,439     8,000       (48)        (319)       (173)         (69)       (127)
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net increase (decrease) in net
 assets resulting from operations ..  $21,607     $46,493    $7,523      $(48)       $(262)      $ 112      $  (117)      $ (79)
                                      =======     =======    ======      ====        =====       =====      =======       =====

---------
 * From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                          LARGE CAP GROWTH                           SOVEREIGN BOND
                                                             SUBACCOUNT                                SUBACCOUNT
                                               ---------------------------------------   ---------------------------------------
                                                  1998          1997          1996          1998          1997           1996
                                               ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ..............   $ 2,820,359   $ 1,690,466   $ 1,919,621   $ 5,578,813   $ 4,779,635    $ 4,118,655
 Net realized gain (loss) ..................       433,509       292,430       145,304      (142,628)     (230,607)      (169,158)
 Net unrealized appreciation (depreciation)
  during the period ........................     4,558,660     2,142,494         3,756      (102,600)    1,277,686     (1,418,707)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations .................     7,812,528     4,125,390     2,068,681     5,333,585     5,826,714      2,530,790
From policyholder transactions:
 Net premiums from policyholders ...........     6,922,934     5,387,401     4,588,842    10,038,753    10,001,325     12,282,665
 Net benefits to policyholders .............    (4,268,727)   (3,728,476)   (3,100,493)   (8,215,396)   (8,526,521)    (8,373,358)
 Net increase in policy loans ..............       399,407       326,883       174,445       241,068       474,983        344,564
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions .................     3,053,614     1,985,808     1,662,794     2,064,425     1,949,787      4,253,871
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase in net assets .................    10,866,142     6,111,198     3,731,475     7,398,010     7,776,501      6,784,661
Net assets at beginning of period ..........    20,192,116    14,080,918    10,349,443    69,712,885    61,936,384     55,151,723
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net assets at end of period ................   $31,058,258   $20,192,116   $14,080,918   $77,110,895   $69,712,885    $61,936,384
                                               ===========   ===========   ===========   ===========   ===========    ===========

                                           INTERNATIONAL EQUITY                     SMALL CAP GROWTH
                                                SUBACCOUNT                             SUBACCOUNT
                                  ---------------------------------------   ---------------------------------
                                     1998          1997          1996          1998        1997        1996*
                                  ------------  ------------  ------------  -----------  ----------  --------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)........................  $   734,599   $   186,725   $    35,434   $   (8,233)  $  (3,795)   $   (378)
 Net realized gain
  (loss)........................       52,891        50,829        25,854       21,741       6,475        (690)
 Net unrealized
  appreciation
  (depreciation)
  during the period ............       13,239      (463,778)      217,574      204,674      92,108      (5,174)
                                  -----------   -----------   -----------   ----------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations ....................      800,729      (226,224)      278,862      218,182      94,788      (6,242)
From policyholder
 transactions:
 Net premiums from
  policyholders ................    1,489,281     1,504,962     1,691,043      891,480     809,492     276,720
 Net benefits to
  policyholders ................   (1,389,338)   (1,091,126)   (1,137,159)    (269,586)   (199,118)    (13,425)
 Net increase in
  policy loans  ................       42,026        13,761        47,823           --          --          --
                                  -----------   -----------   -----------   ----------   ---------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions ..................      141,969       427,597       601,707      621,894     610,374     263,295
                                  -----------   -----------   -----------   ----------   ---------    --------
Net increase in net
 assets ........................      942,698       201,373       880,569      840,076     705,162     257,053
Net assets at
 beginning of period ...........    4,164,676     3,963,303     3,082,734      962,215     257,053           0
                                  -----------   -----------   -----------   ----------   ---------    --------
Net assets at end of
 period ........................  $ 5,107,374   $ 4,164,676   $ 3,963,303   $1,802,291   $ 962,215    $257,053
                                  ===========   ===========   ===========   ==========   =========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                   INTERNATIONAL BALANCED                          MID CAP GROWTH
                                                         SUBACCOUNT                                  SUBACCOUNT
                                           --------------------------------------   --------------------------------------------
                                               1998           1997        1996*        1998           1997             1996*
                                           -------------  -------------  ---------  ------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ..........   $     11,414   $      3,580   $    653   $   125,061   $      (2,164)   $          119
 Net realized gain (loss) ..............          1,050            429          9        26,192           5,866               (17)
 Net unrealized appreciation
  (depreciation) during the period .....         12,294         (4,312)       899       193,946          66,874             1,684
                                           ------------   ------------   --------   -----------   -------------    --------------
Net increase (decrease) in net assets
 resulting from operations .............         24,758           (303)     1,561       345,199          70,576             1,786
From policyholder transactions:
 Net premiums from policyholders .......        150,466         62,380     32,725       722,359         457,341           172,848
 Net benefits to policyholders .........        (50,204)        (9,531)    (1,520)     (211,806)       (125,239)           (9,482)
 Net increase in policy loans ..........             --             --         --            --              --                --
                                           ------------   ------------   --------   -----------   -------------    --------------
Net increase in net assets resulting from
 policyholder transactions .............        100,262         52,849     31,205       560,553         332,102           163,366
                                           ------------   ------------   --------   -----------   -------------    --------------
Net increase in net assets .............        125,020         52,546     32,766       905,752         402,678           165,152
Net assets at beginning of period ......         85,312         32,766          0       567,830         165,152                 0
                                           ------------   ------------   --------   -----------   -------------    --------------
Net assets at end of period ............   $    210,322   $     85,312   $ 32,766   $ 1,473,582   $     567,830    $      165,152
                                           ============   ============   ========   ===========   =============    ==============

                                                           LARGE CAP VALUE                           MONEY MARKET
                                                              SUBACCOUNT                              SUBACCOUNT
                                                  ----------------------------------   -----------------------------------------
                                                     1998         1997       1996*         1998          1997            1996
                                                  -----------  -----------  ---------  -------------  ------------  ---------------
Increase in net assets from operations:
 Net investment income (loss) .................   $  169,876   $   53,962   $  1,838   $  2,139,937   $   708,721    $  1,099,660
 Net realized gain (loss) .....................       68,953       17,858        588             --            --              --
 Net unrealized appreciation (depreciation)
  during the period ...........................       64,132       80,036      4,787             --            --              --
                                                  ----------   ----------   --------   ------------   -----------    ------------
Net increase (decrease) in net assets resulting
 from operations ..............................      302,961      151,856      7,213      2,139,937       708,721       1,099,660
From policyholder transactions:
 Net premiums from policyholders ..............    2,321,441    1,506,756    107,940     55,692,824    11,210,536      34,216,886
 Net benefits to policyholders ................     (528,449)     (85,021)   (10,621)   (22,850,788)   (9,620,370)    (44,096,427)
 Net increase (decrease) in policy loans ......           --           --         --       (198,682)      103,247        (134,332)
                                                  ----------   ----------   --------   ------------   -----------    ------------
Net increase (decrease) in net assets resulting
 from policyholder transactions ...............    1,792,991    1,421,735     97,319     32,643,354     1,693,413     (10,013,873)
                                                  ----------   ----------   --------   ------------   -----------    ------------
Net increase (decrease) in net assets .........    2,095,952    1,573,591    104,532     34,783,291     2,402,134      (8,914,213)
Net assets at beginning of period .............    1,678,123      104,532          0     14,485,240    12,083,106      20,997,319
                                                  ----------   ----------   --------   ------------   -----------    ------------
Net assets at end of period ...................   $3,774,075   $1,678,123   $104,532   $ 49,268,531   $14,485,240    $ 12,083,106
                                                  ==========   ==========   ========   ============   ===========    ============

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                        MID CAP VALUE                         DIVERSIFIED MID CAP GROWTH
                                                         SUBACCOUNT                                   SUBACCOUNT
                                          -----------------------------------------   ------------------------------------------
                                             1998          1997           1996*           1998           1997            1996
                                          ------------  ------------  --------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income ................   $    19,063   $   143,319   $       4,438   $     66,339   $    385,735    $    103,759
 Net realized gain ....................        74,634        10,646           8,413         33,249        276,956          81,916
 Net unrealized appreciation
  (depreciation) during the period ....      (944,401)      145,409          14,211        126,465       (477,912)        264,010
                                          -----------   -----------   -------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations ............      (850,704)      299,374          27,062        226,053        184,779         449,685
From policyholder transactions:
 Net premiums from policyholders ......     5,639,732     1,620,752         284,225      1,812,711      2,554,133       2,077,582
 Net benefits to policyholders ........      (775,357)     (112,395)        (82,860)    (1,214,489)    (1,628,677)       (497,713)
 Net increase in policy loans .........            --            --              --             --             --              --
                                          -----------   -----------   -------------   ------------   ------------    ------------
Net increase in net assets resulting
 from policyholder transactions .......     4,864,375     1,508,357         201,365        598,224        925,456       1,579,869
                                          -----------   -----------   -------------   ------------   ------------    ------------
Net increase in net assets  ...........     4,013,671     1,807,731         228,427        824,277      1,110,235       2,029,554
Net assets at beginning of period .....     2,036,158       228,427               0      4,091,961      2,981,726         952,172
                                          -----------   -----------   -------------   ------------   ------------    ------------
Net assets at end of period ...........   $ 6,049,829   $ 2,036,158   $     228,427   $  4,916,238   $  4,091,961    $  2,981,726
                                          ===========   ===========   =============   ============   ============    ============

                                                      REAL ESTATE EQUITY                           GROWTH & INCOME
                                                          SUBACCOUNT                                  SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1998          1997          1996           1998           1997            1996
                                            ------------  ------------  ------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income ..................   $   327,346   $   320,137   $   173,353   $ 26,835,871   $ 25,969,260    $ 19,126,495
 Net realized gain (loss) ...............       158,205       181,015        39,891      3,223,935      1,982,518         820,430
 Net unrealized appreciation
  (depreciation) during the period ......    (1,546,717)      165,392       637,301     32,918,552     18,247,212       4,555,481
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations .............................    (1,061,166)      666,544       850,545     62,978,358     46,198,990      24,502,406
From policyholder transactions:
 Net premiums from policyholders ........     3,382,263     1,748,132     1,161,434     35,108,834     30,351,780      32,903,369
 Net benefits to policyholders ..........    (1,663,696)   (1,218,783)   (1,008,266)   (29,649,984)   (24,619,851)    (21,130,764)
 Net increase in policy loans ...........        (1,103)       34,311        33,973      3,672,137      3,346,307       1,965,133
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions ..............     1,717,464       563,660       187,141      9,130,987      9,078,236      13,737,738
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets ..............       656,298     1,230,204     1,037,686     72,109,345     55,277,226      38,240,144
Net assets at beginning of period .......     4,874,710     3,644,506     2,606,820    224,984,051    169,706,825     131,466,681
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period .............   $ 5,531,008   $ 4,874,710   $ 3,644,506   $297,093,396   $224,984,051    $169,706,825
                                            ===========   ===========   ===========   ============   ============    ============

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                           MANAGED                                  SHORT-TERM BOND
                                                          SUBACCOUNT                                  SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1998           1997           1996           1998           1997           1996
                                          -------------  -------------  -------------  -------------  -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income ................   $  9,624,999   $  8,162,423   $  8,984,359   $     24,670   $    915,175    $   186,525
 Net realized gain (loss) .............        791,245        437,661        230,806            265        (27,616)           577
 Net unrealized appreciation
  (depreciation) during the period ....      6,629,458      4,941,061     (2,103,918)        (4,247)       226,435        225,129
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from
 operations ...........................     17,045,702     13,541,145      7,111,247         20,688      1,113,994        412,231
From policyholder transactions:
 Net premiums from policyholders ......     13,116,210     13,194,907     14,481,195        420,697        116,602     24,721,092
 Net benefits to policyholders ........    (14,539,301)   (14,539,295)   (12,942,967)       (71,999)   (26,168,835)      (147,655)
 Net increase in policy loans .........      1,134,137      1,257,640        719,880             --             --             --
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions .........................       (288,954)       (86,748)     2,258,108        348,698    (26,052,233)    24,573,437
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets .     16,756,748     13,454,397      9,369,355        369,386    (24,938,239)    24,985,668
Net assets at beginning of period .....     94,057,915     80,603,518     71,234,163        127,103     25,065,342         79,674
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period ...........   $110,814,663   $ 94,057,915   $ 80,603,518   $    496,489   $    127,103    $25,065,342
                                          ============   ============   ============   ============   ============    ===========

                                                 SMALL CAP VALUE              INTERNATIONAL OPPORTUNITIES
                                                   SUBACCOUNT                          SUBACCOUNT
                                        ---------------------------------   --------------------------------
                                           1998         1997       1996*       1998        1997       1996*
                                        -----------  -----------  --------  -----------  ---------  --------
Increase (decrease) in
 net assets from
 operations:
 Net investment income ..............   $      822   $   92,574   $ 1,525   $   11,862   $  3,587    $    187
 Net realized gain ..................       29,257       19,812        11       33,474      3,191          57
 Net unrealized
  appreciation
  (depreciation)
  during the period .................     (105,331)     (12,804)    2,702      272,314    (12,223)      7,271
                                        ----------   ----------   -------   ----------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations .........................      (75,252)      99,582     4,238      317,650     (5,445)      7,515
From policyholder
 transactions:
 Net premiums from
  policyholders .....................    1,644,666    1,224,547    63,825    3,814,201    295,915     141,907
 Net benefits to
  policyholders .....................     (270,585)    (137,364)   (3,155)    (339,134)   (46,736)     (4,149)
 Net increase in
  policy loans ......................           --           --        --           --         --          --
                                        ----------   ----------   -------   ----------   --------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions .......................    1,374,081    1,087,183    60,670    3,475,067    249,179     137,758
                                        ----------   ----------   -------   ----------   --------    --------
Net increase in net
 assets .............................    1,298,829    1,186,765    64,908    3,792,717    243,734     145,273
Net assets at
 beginning of period ................    1,251,673       64,908         0      389,007    145,273           0
                                        ----------   ----------   -------   ----------   --------    --------
Net assets at end of
 period .............................   $2,550,502   $1,251,673   $64,908   $4,181,724   $389,007    $145,273
                                        ==========   ==========   =======   ==========   ========    ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                               EQUITY INDEX                     STRATEGIC BOND
                                                SUBACCOUNT                        SUBACCOUNT
                                    ----------------------------------   ------------------------------
                                       1998         1997       1996*       1998       1997       1996*
                                    -----------  -----------  ---------  ---------  ---------  --------
Increase in net assets
 from operations:
 Net investment income ...........  $  158,126   $   49,255   $  4,671   $ 17,649   $  8,742    $   509
 Net realized gain ...............     443,879       14,525        620      3,991        348         36
 Net unrealized
  appreciation during
  the period .....................     585,673      146,714      6,278      4,308      1,260          8
                                    ----------   ----------   --------   --------   --------    -------
Net increase in net
 assets resulting from
 operations ......................   1,187,678      210,494     11,569     25,948     10,350        553
From policyholder
 transactions:
 Net premiums from
  policyholders ..................   4,822,053    1,827,052    234,122    381,024    161,548     13,347
 Net benefits to
  policyholders ..................    (885,493)    (149,826)    (9,816)   (83,865)   (37,799)      (682)
 Net increase in
  policy loans ...................          --           --         --         --         --         --
                                    ----------   ----------   --------   --------   --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions ....................   3,936,560    1,677,226    224,306    297,159    123,749     12,665
                                    ----------   ----------   --------   --------   --------    -------
Net increase in net
 assets ..........................   5,124,238    1,887,720    235,875    323,107    134,099     13,218
Net assets at
 beginning of period .............   2,123,595      235,875          0    147,317     13,218          0
                                    ----------   ----------   --------   --------   --------    -------
Net assets at end of
 period ..........................  $7,247,833   $2,123,595   $235,875   $470,424   $147,317    $13,218
                                    ==========   ==========   ========   ========   ========    =======




                                         TURNER CORE GROWTH        BRANDES INTERNATIONAL EQUITY
                                             SUBACCOUNT                     SUBACCOUNT
                                    ----------------------------   ------------------------------
                                      1998      1997      1996*      1998       1997       1996*
                                    ---------  --------  --------  ---------  ---------  --------
Increase (decrease) in
 net assets from
 operations:
 Net investment income ...........  $  1,666   $ 6,072   $   875   $ 13,286   $  1,112    $   337
 Net realized gain
  (loss) .........................     2,780       839        48        600        888        (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period ..............    22,686     6,487       784      8,581     (1,473)    (1,056)
                                    --------   -------   -------   --------   --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations ......................    27,132    13,398     1,707     22,467        527       (810)
From policyholder
 transactions:
 Net premiums from
  policyholders ..................    39,069    33,658    28,147    141,892     82,259     91,573
 Net benefits to
  policyholders ..................    (9,834)   (7,208)   (1,062)   (34,941)   (45,350)    (1,860)
 Net increase in
  policy loans ...................        --        --        --         --         --         --
                                    --------   -------   -------   --------   --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions ....................    29,235    26,450    27,085    106,951     36,909     89,713
                                    --------   -------   -------   --------   --------    -------
Net increase in net
 assets ..........................    56,367    39,848    28,792    129,418     37,436     88,903
Net assets at
 beginning of period .............    68,640    28,792         0    126,339     88,903          0
                                    --------   -------   -------   --------   --------    -------
Net assets at end of
 period ..........................  $125,007   $68,640   $28,792   $255,755   $126,339    $88,903
                                    ========   =======   =======   ========   ========    =======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                          EMERGING                             SMALL/        HIGH
                                                                          MARKETS      GLOBAL       BOND      MID CAP       YIELD
                                       FRONTIER CAPITAL APPRECIATION       EQUITY      EQUITY      INDEX        CORE         BOND
                                                 SUBACCOUNT              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                      --------------------------------   ----------  ----------  ----------  ----------  -----------
                                         1998        1997      1996*       1998**      1998**      1998**      1998**       1998**
                                      -----------  ---------  ---------  ----------  ----------  ----------  ----------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) ......  $     (614)  $  5,054   $   (477)    $  1       $    57     $   285    $    (48)    $      48
 Net realized gain (loss) ..........      23,061      8,970      6,683       (1)          (16)        (26)     (1,957)         (108)
 Net unrealized appreciation
  (depreciation) during the period .        (840)    32,469      1,317      (48)         (303)       (147)      1,888           (19)
                                      ----------   --------   --------     ----       -------     -------    --------     ---------
Net increase (decrease) in net
 assets resulting from operations ..      21,607     46,493      7,523      (48)         (262)        112        (117)          (79)
From policyholder transactions:
 Net premiums from policyholders ...   2,465,299    138,553    230,461      784        17,519      16,730      52,673       108,274
 Net benefits to policyholders  ....    (227,386)   (70,647)   (78,775)      (7)         (762)     (2,293)    (19,857)     (102,742)
 Net increase in policy loans ......          --         --         --       --            --          --          --            --
                                      ----------   --------   --------     ----       -------     -------    --------     ---------
Net increase in net assets
 resulting from policyholder
 transactions ......................   2,237,913     67,906    151,686      777        16,757      14,437      32,816         5,532
                                      ----------   --------   --------     ----       -------     -------    --------     ---------
Net increase in net assets  ........   2,259,520    114,399    159,209      729        16,495      14,549      32,699         5,453
Net assets at beginning of period ..     273,608    159,209          0        0             0           0           0             0
                                      ----------   --------   --------     ----       -------     -------    --------     ---------
Net assets at end of period ........  $2,533,128   $273,608   $159,209     $729       $16,495     $14,549    $ 32,699     $   5,453
                                      ==========   ========   ========     ====       =======     =======    ========     =========

---------
 * From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-six Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED      COST          VALUE
                ----------            ------------  ------------  --------------
      Large Cap Growth ..............   1,110,523   $ 21,789,053   $ 29,089,283
      Sovereign Bond ................   6,771,659     67,673,435     67,185,725
      International Equity Index ....     311,263      5,008,102      4,843,434
      Small Cap Growth ..............     138,771      1,510,683      1,802,291
      International Balanced ........      18,907        201,451        210,332
      Mid Cap Growth ................      97,488      1,211,077      1,473,582
      Large Cap Value ...............     269,187      3,625,121      3,774,075
      Money Market ..................   4,724,271     47,242,706     47,242,706
      Mid Cap Value .................     496,463      6,834,611      6,049,829
      Diversified Mid Cap Growth ....     308,429      4,879,083      4,916,238
      Real Estate Equity ............     425,847      6,005,341      5,305,959
      Growth & Income ...............  13,745,190    204,200,346    267,925,840
      Managed .......................   6,309,777     86,765,615     98,661,041
      Short-Term Bond ...............      49,410        500,882        496,489
      Small Cap Value ...............     220,083      2,665,935      2,550,502
      International Opportunities ...     342,354      3,914,392      4,181,723
      Equity Index ..................     409,419      6,509,168      7,247,833
      Strategic Bond ................      44,382        464,847        470,424
      Turner Core Growth ............       7,007         95,050        125,007
      Brandes International Equity ..      23,594        249,703        255,755
      Frontier Capital Appreciation .     167,868      2,500,182      2,533,128
      Emerging Markets  .............         103            777            729
      Global Equity .................       1,681         16,798         16,495
      Bond Index  ...................       1,428         14,696         14,549
      Small/Mid Cap CORE  ...........       3,626         30,811         32,699
      High Yield Bond ...............         591          5,472          5,453

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1998, were as follows:

                     SUBACCOUNT                  PURCHASES       SALES
                     ----------                 -----------  -------------
      Large Cap Growth ......................   $ 6,774,969   $ 1,312,334
      Sovereign Bond ........................    11,567,936     4,169,838
      International Equity Index ............     1,784,110       951,538
      Small Cap Growth ......................       806,640       192,979
      International Balanced ................       126,798        15,122
      Mid Cap Growth ........................       807,563       121,950
      Large Cap Value .......................     2,359,015       396,146
      Money Market ..........................    56,538,955    21,551,247
      Mid Cap Value .........................     5,537,800       654,362
      Diversified Mid Cap Growth ............     1,324,819       660,257
      Real Estate Equity ....................     2,869,843       824,508
      Growth & Income .......................    42,879,493    10,719,822
      Managed ...............................    14,154,576     5,992,753
      Short-Term Bond .......................       447,882        74,515
      Small Cap Value .......................     1,649,871       274,967
      International Opportunities ...........     3,882,937       396,009
      Equity Index ..........................     6,624,974     2,530,288
      Strategic Bond ........................       394,527        79,721
      Turner Core Growth ....................        42,112        11,211
      Brandes International Equity ..........       151,328        31,092
      Frontier Capital Appreciation .........     2,487,618       250,320
      Emerging Markets ......................           785             7
      Global Equity .........................        17,047           233
      Bond Index ............................        17,026         2,304
      Small/Mid Cap CORE ....................        41,751         8,983
      High Yield Bond .......................         6,547           967

5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE           PAGE         KEY WORD OR PHRASE                   PAGE
Account.....................  33          modified endowment contract ........  20
account value...............   7          Modified Schedule ..................   7
attained age ...............  12          monthly deduction date .............  35
Basic Premium...............   7          mortality and expense risk charge ..  13
Benchmark Value.............  10          owner ..............................   4
beneficiary.................  42          partial surrender ..................  18
business day ...............  33          partial withdrawal .................  16
charges.....................  12          partial withdrawal charge ..........  14
Code .......................  39          payment options ....................  19
cost of insurance rates ....  12          policy anniversary .................  36
Current Death Benefit ......  18          policy year ........................   7
date of issue...............  34          premium; premium payment ...........   4
death benefit...............   4          premium recalculation ..............   9
deductions .................  12          prospectus .........................   2
Excess Value ...............  10          receive; receipt ...................  21
exenses of the Trust .......  14          reinstate; reinstatement ...........   8
Extra Death Benefit.........  11          Required Premium ...................   7
fixed investment option ....   9          sales and administrative charges ...  12
full surrender .............  16          SEC ................................   2
fund .......................   2          Separate Account UV ................  33
grace period ...............   8          Servicing Office ...................   1
Guaranteed Death                          special loan account ...............  17
 Benefit ...................  17          subaccount .........................  33
insurance charge ...........  12          Sum Insured ........................  17
insured person .............   4          surrender ..........................  16
investment options .........   1          surrender value ....................  16
John Hancock ...............  33          tax considerations .................  38
John Hancock Variable                     telephone transfers ................  36
 Series Trust  .............   2          transfers of account value .........  15
lapse.......................   7          Value Options ......................  11
Level Schedule .............   7          variable investment options ........   1
loan .......................  16          we; us .............................  33
loan interest...............  17          you; your ..........................   4
maximum premiums ...........   5
Minimum First Premium ......   6

                             [LOGO] JOHN HANCOCK(R)






         POLICIES ISSUED BY JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117


S8138UVNY 5/99

                          PROSPECTUS DATED MAY 3, 1999

                                     FLEXV1

               a scheduled premium variable life insurance policy
                                    issued by

           JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("JOHN HANCOCK")

                       JOHN HANCOCK LIFE SERVICING OFFICE
                       ----------------------------------

        EXPRESS DELIVERY                                       U.S. MAIL
        ----------------                                       ---------
     529 Main Street (X-4)                                    P.O. Box 111
     Charlestown, MA 02129                                  Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by John Hancock and the following 27 variable investment options:

  VARIABLE INVESTMENT OPTION                                                 MANAGED BY
  --------------------------                                                 ----------
  Managed ....................................................   Independence Investment Associates, Inc.
  Growth & Income ............................................   Independence Investment Associates, Inc.
  Equity Index ...............................................   State Street Global Advisors
  Large Cap Value ............................................   T. Rowe Price Associates, Inc.
  Large Cap Growth ...........................................   Independence Investment Associates, Inc.
  Mid Cap Value ..............................................   Neuberger Berman, LLC
  Mid Cap Growth .............................................   Janus Capital Corporation
  Real Estate Equity .........................................   Independence Investment Associates, Inc.
  Small/Mid Cap Growth .......................................   Wellington Management Company, LLP
  Small/Mid Cap CORE .........................................   Goldman Sachs Asset Management
  Small Cap Value ............................................   INVESCO Management & Research, Inc.
  Small Cap Growth ...........................................   John Hancock Advisers, Inc.
  Global Equity ..............................................   Scudder Kemper Investments, Inc.
  International Balanced .....................................   Brinson Partners, Inc.
  International Equity Index .................................   Independence International Associates, Inc.
  International Opportunities ................................   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity ....................................   Montgomery Asset Management, LLC
  Short-Term Bond ............................................   Independence Investment Associates, Inc.
  Bond Index .................................................   Mellon Bond Associates, LLP
  Sovereign Bond .............................................   John Hancock Advisers, Inc.
  Global Bond ................................................   J.P. Morgan Investment Management, Inc.
  High Yield Bond ............................................   Wellington Management Company, LLP
  Money Market ...............................................   John Hancock Mutual Life Insurance Company
  Brandes International Equity ...............................   Brandes Investment Partners, L.P.
  Turner Core Growth .........................................   Turner Investment Partners, Inc.
  Frontier Capital Appreciation ..............................   Frontier Capital management Company, Inc.
  Enhanced U.S. Equity .......................................   Franklin Portfolio Associates, LLC

         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust") or of M Fund, Inc. (together, the Trust and M Fund, Inc. are referred to as the "Series Funds"). The Series Funds are mutual funds that offer a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Attached to this prospectus are prospectuses for the Series Funds that contain detailed information about each fund offered under the policy. Be sure to read the prospectuses for the Series Funds before selecting any of the variable investment options shown on page 1.

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 23.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 46.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 92.

  After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Pages to See
--------                                                    ------------
 .What is the policy? ..........................................  4
 .Who owns the policy? .........................................  4
 .How can I invest money in the policy? ........................  4-6
 .Is there a minimum amount I must invest? .....................  6-9
 .How will the value of my investment in the policy change over time? ........................................................  9-10
 .What is the "Excess Value" of the policy and how is it
 applied? ..................................................... 10-12
 .What charges will John Hancock deduct from my investment in the policy? .................................................. 12-14
 .What charges will the Series Funds deduct from my investment in the policy? ............................................... 14-15
 .What other charges could John Hancock impose in the future? .. 15
 .How can I change my policy's investment allocations? ......... 16
 .How can I access my investment in the policy? ................ 16-18
 .How much will John Hancock pay when the insured person dies? . 18
 .How can I change my policy's insurance coverage? ............. 18-19
 .Can I cancel my policy after it's issued? .................... 19
 .Can I choose the form in which John Hancock pays out policy proceeds? .................................................... 19-20
 .To what extent can John Hancock vary the terms and conditions of its policies in particular cases? ......................... 20
 .How will my policy be treated for income tax purposes? ....... 21
 .How do I communicate with John Hancock? ...................... 21-22

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Withdraw any amount we consider to be "Excess Value" in your policy

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Reduce the amount of insurance by surrendering part of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Life Servicing Office on or before the due date specified in the policy.

  After the payment of the Minimum First Premium (see "Minimum Premium Requirements" below) there are three scheduled due dates in the first policy year. Due dates are the last business day in the third, sixth and ninth policy months. In the second policy year, the scheduled due dates are the last business day in the sixth and twelfth policy months. In the third and all later policy years, the scheduled due date is the last business day of the policy year.

  You may pay more than the Required Premium during a policy year and may ask to be billed for an amount greater than any Required Premium. You may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. We reserve the right to limit premium payments above the amount of the cumulative Required Premiums due on the policy.

  The ability to pay more than the Required Premium provides you with considerable payment flexibility in meeting the premium requirements of the policy. Consider a policy with a $1,000 Required Premium and where you pay $1,250 in each of the first eight policy years. If none of the additional premium of $2,000 is applied under a Value Option (see "Value Options" on page
10), the policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, you were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth policy year to keep the policy in force.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page 38.

  Also, we may refuse to accept any amount of an additional premium if that amount of premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance. In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Mutual Life Insurance Company." Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Minimum Premium Requirements

  An amount of Required Premium (see "Required Premiums" below) is determined at the start of each policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the policy year. In the first and second policy years, however, there are additional requirements.

  In the first policy year, a Minimum First Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first policy year, one-half of the Required Premium must be received on or before the last business day in the third policy month and three-quarters of the Required Premium must be received on or before the last business day in the sixth policy month.

  In the second policy year, one-half of the Required Premium for the second policy year must be received on or before the last business day in the sixth policy month.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first policy year would be met if the full Required Premium for the first policy year were paid at issue of the policy.

  Generally, we count all premiums received when we determine whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the premium component of Excess Value and amounts applied from the premium component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last business day of the second or any later policy year if any Excess Value is available on the scheduled due date. See "Value Options" on page 10.

  Failure to satisfy a premium requirement on a scheduled due date may cause the policy to terminate. See "Lapse" and "Options on Lapse".

Choice of Premium Schedule

  At the time of application, you can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the policy. The Modified Schedule alternative is not available if the insured person is over age 70 on the issue date of the policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured person. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a premium recalculation (described below) must occur no later than the policy anniversary nearest the insured person's 72nd birthday. At the time of the premium recalculation, we determine a new Basic Premium which is payable through the remaining lifetime of the insured person.

  A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

 Issue
  Age       Level       Modified
 -----      -----       --------
  25      $1,113.00     $  708.00
  40      $1,954.00     $1,305.00
  55      $3,869.00     $2,585.00

Required Premiums

  The Required Premium determined at the start of each policy year equals an amount for the Basic Death Benefit ("Basic Premium") or $300 if the annual Basic Premium is less than $300, plus any additional premium for extra mortality risk or additional insurance benefits that have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the premium recalculation occurs. See "Premium recalculation" on page 9.

  If the account value on the business day immediately preceding the policy anniversary, when multiplied by the Death Benefit Factor on that policy anniversary, is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following policy year. This means that even if no premium is paid during the policy year, the premium requirement will be met on the scheduled due date at the end of the policy year. If applicable, we will mail a written notice to you within 10 days after any policy anniversary stating that no premium payment is required in that policy year.

Lapse

  Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The policy continues in full force during the grace period. If the insured person dies during the grace period, we will deduct the amount in default from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

  If your policy enters a grace period, we will notify you of how much you will need to pay to keep the policy in force. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse).

Options on Lapse

  If a policy lapses, we apply the surrender value on the date of lapse to one of three options for continued insurance that does not require further payment of premium: Variable Paid-Up Insurance, Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person, commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the policy, which the surrender value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in response to the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy surrender value will purchase.

  The Variable Paid-Up Insurance option is not available unless its initial amount is at least $5,000. If you have elected no option before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk. In either of the latter cases, Fixed Paid-Up Insurance is provided.

  You may surrender a policy that is being continued under any of these options for the option's surrender value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

Reinstatement

  You can still reactivate (i.e., "reinstate") a lapsed policy within 3 years from the beginning of the grace period, unless the surrender value has been paid out or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy.

Premium recalculation

  You may elect the premium recalculation applicable to any policy on a Modified Schedule at any time after the first policy anniversary up to the policy anniversary nearest the insured person's 72nd birthday. If elected, the premium recalculation will be effected on the policy anniversary next following receipt at our Life Servicing Office of satisfactory written notice. If not elected sooner, we will be effect the premium recalculation on the policy anniversary nearest the insured person's 72nd birthday.

  The new Basic Premium resulting from a premium recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the policy. The new Basic Premium depends on the insured person's sex and age, the Guaranteed Death Benefit under the policy and the account value on the business day immediately preceding the date of the premium recalculation.

  A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured person's age at issue of the policy. The charge (currently1 1/2%) will not exceed 3% of the amount of account value applied by us to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured person's age at issue. See "Guaranteed death benefit charge" on page 13.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Series Funds and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge or the guaranteed death benefit charge described on page 13. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial withdrawals of Excess Value you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 17.

 WHAT IS THE "EXCESS VALUE" OF THE POLICY AND HOW IS IT APPLIED?

Excess Value and its components

  As of the last business day in each policy year, we compare the account value of the policy against the "Benchmark Value" (described below) to determine if any "Excess Value" exists under the policy. Excess Value is any amount of account value greater than the Benchmark Value.

  The policy statements that we send you (see "Reports that you will receive" on pages 40-41) will specify the amount of any Excess Value at the end of the reporting period. If you wish this information at any other time, you may contact your John Hancock representative or telephone us at 1-800-732-5543.

  Benchmark Value can be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount we deem necessary to support your policy's benefits at any time based on accepted actuarial methods and assumptions.

  The Benchmark Value depends upon the policy's Guaranteed Death Benefit, the Required Premium, any outstanding loan, the sex and attained age of the insured person, and any contingent deferred sales charge. The formula describing precisely how Benchmark Value is calculated on each policy anniversary is set forth in the policy. In general, the Benchmark Value increases as more guarantees are provided in the policy, either in the form of higher Guaranteed Death Benefits or lower premiums. If there is a loan outstanding, the Benchmark Value will not be less than 110% of the outstanding loan amount. The Benchmark Value generally increases over the life of the policy, as the attained age of the insured person increases.

  Excess Value may arise from two sources. The "premium component" is that portion of Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative amount of Required Premiums due to date. The "experience component" is that portion of Excess Value above the premium component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

Value Options

  If Excess Value is available on a policy anniversary, any premium component and experience component will be applied under Value Options you elect. Either component may be applied to any available Value Option except that the premium component must be applied to the Accumulate Option until the second policy anniversary. The amounts to be applied will be determined in accordance with your election and in accordance with our then current rules. A change in an election will be effective as of the policy anniversary next following its date of receipt in writing at our Life Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

  The policy includes three Value Options:

  The Accumulate Option leaves any Excess Value in the account value and does not affect the guarantees under the policy. The Accumulate Option is available on both premium schedules and no limit is placed on the amount that may be applied from either the premium component or the experience component.

  The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both premium schedules. No limit is placed on the amount that may be applied from the experience component. The amount that may be applied from the premium component is limited to an amount that depends upon the Sum Insured at issue and the insured person's age at issue of the policy. Amounts applied from the premium component reduce the cumulative amount of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge (see "What charges will John Hancock deduct from my investment in the policy?" on pages 14 and 15) is made against the account value to cover the risk assumed by us in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured person is an extra mortality risk.

  The increase in Guaranteed Death Benefit equals the amount applied less the guaranteed death benefit charge times the Death Benefit Factor shown in the policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the policy which would increase the amount of the insurance charge. See "What charges will John Hancock deduct from my investment in the policy?". You may decrease the amount of any Extra Death Benefit on the policy. Depending upon the amount of account value under a policy, a decrease may result in an amount of Excess Value which you may take as a partial withdrawal. See "Partial withdrawals of Excess Value" on page 16. Any decrease is effective at the end of the business day in which we receive written notice of the request.

  The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the premium component reduce the cumulative amounts of premiums received under the policy for purposes of determining whether the policy will continue to remain in force. A guaranteed death benefit charge is made against the account value to cover the risk assumed by us that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the guaranteed death benefit charge, divided by the Premium Credit Factor shown in the policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured person. The Premium Credit Factor decreases from year to year as the attained age of the insured person increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, and for a female age 61 is 13.3382.

 WHAT CHARGES WILL JOHN HANCOCK DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium processing charge - A charge, not to exceed $2, to cover premium
   -------------------------
   collection and processing costs. The charge is currently $2 but may be different for payments made under special billing arrangements acceptable to us.

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.5% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
   --------------------
   charge is 5% of the premiums you pay each policy year (after deduction of the premium processing charge). We currently waive this charge for policies with a Sum Insured of $250,000 or higher, but continuation of that waiver is not guaranteed.

Deductions from account value

 . Issue charge - A charge to help defray our administrative costs. This
   ------------
   charge has two parts: (1) a flat dollar charge of $240, and (2) a charge of 48c per $1,000 of Sum Insured at issue. The charge is deducted in 48 equal monthly installments. If the policy lapses or is surrendered before the full amount of the charge has been deducted, the remainder will be deducted from the surrender value.

 . Maintenance charge - A monthly charge to help defray our administrative
   ------------------
   costs. This charge is also in two parts: (1) a flat dollar charge of up to $4, and (2) a charge of 2c per $1,000 of the current Sum Insured. This charge currently cannot exceed $6.75 per month, but this limit is not guaranteed and may be withdrawn or modified at any time.

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The table of rates we use will depend on the insurance risk characteristics and gender of the insured person, the current Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We will charge lower current insurance rates under a policy with a current Sum Insured of $250,000 or more if the insured person is over age 32 and in the standard underwriting class or is over age 34 and in the preferred underwriting class.

 . Guaranteed death benefit charge - A monthly charge for our guarantee that
   -------------------------------
   the death benefit will never be less than the Sum Insured. This charge is currently 1c per $1,000 of the Sum Insured at the time the charge is deducted. We guarantee that this charge will never exceed 3c per $1,000 of the Sum Insured at the time the charge is deducted. When an Extra Death Benefit Value Option is exercised, we guarantee a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, we provide the same Guaranteed Death Benefit with less premiums. In either event, we make a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is1 1/2% of the amount applied. We may increase this charge, but it will never exceed 3% of the amount applied.

 . Extra mortality risk charge - An insured person who does not qualify for
   ---------------------------
   either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. We collect this additional premium in two ways: up to 7.5% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments. An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

 . M &E charge - A daily charge for mortality and expense risks we assume.
   -----------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Additional insurance benefits charges - An additional Required premium
   -------------------------------------
   must be paid if you elect to purchase any additional insurance benefit that is added to the policy by means of a rider. We collect this additional premium in two ways: up to 7.5% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from your policy's account value in equal installments.

 . Premium recalculation charge - When a premium recalculation is effected
   ----------------------------
   on policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured person's age at issue of the policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 1/2% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured person's age at issue. We may increase this charge, but it will never exceed 3% of the amount applied.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
   -----------------------------------------
   policy lapses or is surrendered within the first eleven policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The CDSC is a percentage of the lesser of (a) the total amount of premiums you have actually paid before the date of surrender or lapse and (b) the sum of the Modified Premiums or portions thereof due (whether or not actually paid) on or before the date of surrender or lapse.

                                                   Maximum Contingent Deferred Sales
                                                   Charge as a Percentage of Modified
                                                     Premiums Due Through Effective
      For Surrenders or Lapses Effective During:      Date of Surrender or Lapse*
      ------------------------------------------   ----------------------------------
      Policy years 1-6  . . . . . . . . . . . .                  15.00%
      Policy year 7 . . . . . . . . . . . . . .                  14.17%
      Policy year 8 . . . . . . . . . . . . . .                  10.86%
      Policy year 9 . . . . . . . . . . . . . .                   7.13%
      Policy year 10  . . . . . . . . . . . . .                   4.22%
      Policy year 11  . . . . . . . . . . . . .                   1.90%
      Policy year 12 and later. . . . . . . . .                      0%

     *A slightly lower percentage than that shown applies for the last business day of policy years 6through 11.

   The amount of the CDSC is calculated on the basis of the premium under the Modified Schedule for the attained age of the insured person at the time the policy is issued, regardless of whether the policy uses the Level Schedule or the Modified Schedule. At issue ages higher than 57, the maximum CDSC percentage is reached at an earlier policy year and may be reduced to zero over a shorter number of years.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
   Excess Value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $25 or 2% of the amount withdrawn.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Series Funds and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following chart for the funds of the Trust are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                                                  Total Fund
                                Investment          Other         Operating    Other Operating Expenses
Fund Name                     Management Fee  Operating Expenses   Expenses     Absent Reimbursement*
---------                     --------------  ------------------  ----------  --------------------------
Managed . . . . . . . . . .       0.32%             0.05%           0.37%               0.05%
Growth & Income . . . . . .       0.25%             0.05%           0.30%               0.05%
Equity Index. . . . . . . .       0.14%             0.08%           0.22%               0.08%
Large Cap Value . . . . . .       0.74%             0.07%           0.81%               0.07%
Large Cap Growth. . . . . .       0.37%             0.05%           0.42%               0.05%
Mid Cap Value . . . . . . .       0.80%             0.05%           0.85%               0.05%
Mid Cap Growth. . . . . . .       0.85%             0.08%           0.93%               0.08%
Real Estate Equity. . . . .       0.60%             0.05%           0.65%               0.05%
Small/Mid Cap Growth**. . .       0.75%             0.05%           0.80%               0.05%
Small/Mid Cap CORE. . . . .       0.80%             0.10%           0.90%               0.23%
Small Cap Value . . . . . .       0.80%             0.07%           0.87%               0.07%
Small Cap Growth. . . . . .       0.75%             0.08%           0.83%               0.08%
Global Equity . . . . . . .       0.90%             0.10%           1.00%               0.50%
International Balanced. . .       0.85%             0.10%           0.95%               0.64%

                                                                  Total Fund
                                Investment          Other         Operating    Other Operating Expenses
Fund Name                     Management Fee  Operating Expenses   Expenses     Absent Reimbursement*
---------                     --------------  ------------------  ----------  --------------------------
International Equity Index        0.17%             0.10%           0.27%               0.23%
International Opportunities       0.87%             0.10%           0.97%               0.32%
Emerging Markets Equity . .       1.30%             0.10%           1.40%               0.68%
Short-Term Bond . . . . . .       0.30%             0.05%           0.35%               0.05%
Bond Index. . . . . . . . .       0.15%             0.05%           0.20%               0.05%
Sovereign Bond. . . . . . .       0.25%             0.05%           0.30%               0.05%
Global Bond** . . . . . . .       0.69%             0.06%           0.75%               0.06%
High Yield Bond . . . . . .       0.65%             0.07%           0.72%               0.07%
Money Market. . . . . . . .       0.25%             0.05%           0.30%               0.05%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
   Bond was formerly "Strategic Bond."

  The figures in the following chart for the funds of M Fund, Inc. are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1998 other operating expenses allocated to M Fund, Inc.

                                                                                                                     Other Operating
                                                                                              Other     Total Fund      Expenses
                                                                              Investment    Operating   Operating        Absent
Fund Name                                                                   Management Fee   Expenses    Expenses    Reimbursement*
---------                                                                   --------------  ----------  ----------   ---------------
Brandes International Equity**  . . . . . . . . . . . . . . . . . . . . .       1.02%         0.25%       1.27%            2.52%
Turner Core Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.45%         0.25%       0.70%            2.97%
Frontier Capital Appreciation . . . . . . . . . . . . . . . . . . . . . .       0.90%         0.25%       1.15%            0.85%
Enhanced U.S. Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       0.55%         0.25%       0.80%            1.79%

* M Financial Investment Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.
** Brandes International Equity was formerly "Edinburgh Overseas Equity."

 WHAT OTHER CHARGES COULD JOHN HANCOCK IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose a charge of up to $5 for each transfer among investment options of more than 12 in any policy year.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any unpaid charges and policy loans and less any CDSC that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals of Excess Value

  Under our current administrative rules, you may make a partial withdrawal of your policy's Excess Value, if any, at any time after the first policy year (see "Excess Value and its components" on page 10). Each partial withdrawal must be at least $500. There is a charge for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. Unless the Current Death Benefit exceeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable.

  Amounts withdrawn from the premium component of Excess Value reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the policy have been met. On a Modified Schedule, because the account value is reduced by a partial withdrawal, the premium that results from the premium recalculation will be higher because of the partial withdrawal.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The minimum amount of each loan is $300, unless the loan is used to pay premiums. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

     . In policy years 2 and 3 - - 75% of that portion of your surrender value that is attributable to the variable investment options

     . In all later policy years - - 90% of that portion of your surrender value that is attributable to the variable investment options

  Interest charged on any loan will accrue daily at an annual rate determined by John Hancock at the start of each policy year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, we will charge interest at an effective annual rate of 6%. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the policy is issued. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.

  The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and
 .5% less than the loan interest rate thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

  If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JOHN HANCOCK PAY WHEN THE INSURED PERSON DIES?

  The death benefit payable upon the death of the insured person is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the policy is the same as the Sum Insured at issue shown in the policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on your request. We guarantee that, regardless of the investment experience of the investment options, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on policy anniversaries. If you exercise an Extra Death Benefit Value Option on a policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the account value, Benchmark Value and the sex and age of the insured person on the policy anniversary as of which the Option is exercised. See "Value Options" on page 10. The insured person's age on a policy anniversary is the age of the insured person on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the account value on that date times the Death Benefit Factor shown in the policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured person. The Death Benefit Factor decreases from year to year as the attained age of the insured person increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, and for a male age 76 is 1.3325. A complete list of Death Benefit Factors is set forth in the policy. The Current Death Benefit is variable - - that is it increases as the account value increases and decreases as the account value decreases.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Change of Sum Insured

  At any time, you may request a decrease or increase in your Sum Insured, subject to our administrative rules in effect at the time. For any increase, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Partial surrenders

  You may partially surrender your policy upon submission of a written request satisfactory to us in accordance with our rules. Currently, the policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which we would issue a policy on the life of the insured person. The Guaranteed Death Benefit for the policy will be adjusted to prospectively reflect the new Sum Insured. A pro-rata portion of the account value will be paid to you and a pro-rata portion of any contingent deferred sales charge will be deducted. Possible alternatives to the partial surrender of the policy would be withdrawal of some or all of your Excess Value or taking a policy loan.

Tax consequences

  Please read "Tax considerations" starting on page 38 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by John Hancock of the Notice of Withdrawal
       Right; or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on page 1, or to the John Hancock representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JOHN HANCOCK PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to John Hancock in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 37. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 38.

 HOW DO I COMMUNICATE WITH JOHN HANCOCK?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you, except as discussed below under "Telephone Transactions." They include the following:

     . loans, surrenders (including partial surrenders) or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the John Hancock Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

      ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Required Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the three death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated, including the reduction in the monthly insurance charge after the ninth policy year and the waiver after the tenth policy year of the sales charge deducted from premiums. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .61%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .10%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Required Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Sum Insured and annual Required Premium amount requested.

PLAN: SCHEDULE PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,113 BASIC PREMIUM (1)
      USING CURRENT CHARGES

                                 Death Benefit                  Surrender Value
                         ------------------------------  ------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of     Annual Investment Return of
Policy   At 5% Interest  ------------------------------  ------------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross   0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ----------  --------  --------  -----------
   1        $  1,169     $100,000  $100,000  $  100,000  $   364   $    414   $      465
   2           2,396      100,000   100,000     100,000    1,012      1,156        1,306
   3           3,684      100,000   100,000     100,000    1,654      1,937        2,244
   4           5,037      100,000   100,000     100,000    2,290      2,758        3,287
   5           6,458      100,000   100,000     100,000    2,916      3,622        4,448
   6           7,949      100,000   100,000     100,000    3,567      4,564        5,779
   7           9,515      100,000   100,000     100,000    4,277      5,622        7,326
   8          11,160      100,000   100,000     100,000    5,037      6,789        9,098
   9          12,886      100,000   100,000     100,000    5,853      8,073       11,117
  10          14,699      100,000   100,000     100,000    6,653      9,404       13,331
  11          16,603      100,000   100,000     100,000    7,435     10,782       15,758
  12          18,602      100,000   100,000     100,000    8,200     12,211       18,422
  13          20,700      100,000   100,000     100,000    8,811     13,555       21,213
  14          22,904      100,000   100,000     100,000    9,398     14,949       24,290
  15          25,218      100,000   100,000     100,000    9,962     16,393       27,685
  16          27,647      100,000   100,000     102,602   10,501     17,890       31,426
  17          30,198      100,000   100,000     112,339   11,010     19,439       35,525
  18          32,877      100,000   100,000     122,580   11,491     21,043       40,012
  19          35,689      100,000   100,000     133,369   11,941     22,703       44,922
  20          38,643      100,000   100,000     144,739   12,359     24,420       50,293
  25          55,776      100,000   100,000     211,820   13,914     33,974       85,660
  30          77,644      100,000   100,000     300,628   14,296     45,374      140,402
  35         105,553      100,000   109,803     419,253   12,774     58,593      223,721
  40         141,173      100,000   121,624     578,591    8,240     73,338      348,885
  45         186,634      100,000   132,666     792,375        0     89,157      532,510
  50         244,655      100,000   143,140   1,079,908        0    105,669      797,216
  55         318,706      100,000   153,241   1,467,295        0    122,007    1,168,228

---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $708 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $    743     $100,000  $100,000  $100,000   $     0   $    22    $     50
   2           1,524      100,000   100,000   100,000       275       352         432
   3           2,344      100,000   100,000   100,000       556       702         861
   4           3,204      100,000   100,000   100,000       834     1,071       1,341
   5           4,108      100,000   100,000   100,000     1,106     1,461       1,879
   6           5,057      100,000   100,000   100,000     1,408     1,907       2,519
   7           6,053      100,000   100,000   100,000     1,771     2,445       3,301
   8           7,099      100,000   100,000   100,000     2,190     3,067       4,227
   9           8,197      100,000   100,000   100,000     2,667     3,778       5,307
  10           9,350      100,000   100,000   100,000     3,132     4,509       6,480
  11          10,561      100,000   100,000   100,000     3,582     5,258       7,754
  12          11,833      100,000   100,000   100,000     4,019     6,025       9,140
  13          13,168      100,000   100,000   100,000     4,304     6,675      10,513
  14          14,570      100,000   100,000   100,000     4,569     7,340      12,017
  15          16,042      100,000   100,000   100,000     4,812     8,018      13,666
  16          17,587      100,000   100,000   100,000     5,032     8,709      15,473
  17          19,210      100,000   100,000   100,000     5,225     9,410      17,454
  18          20,914      100,000   100,000   100,000     5,390    10,120      19,628
  19          22,703      100,000   100,000   100,000     5,526    10,838      22,014
  20          24,581      100,000   100,000   100,000     5,630    11,563      24,635
  25          35,480      100,000   100,000   104,566     5,616    15,243      42,286
  30          49,391      100,000   100,000   149,887     4,367    18,741      70,002
  35          67,144      100,000   100,000   210,260     1,011    21,282     112,199
  40          89,803      100,000   100,000   291,220         0    21,623     175,603
  45         118,721      100,000   100,000   399,738         0    16,621     268,641
  50         182,200      100,000   100,000   542,277    12,617    25,539     400,322
  55         283,218      100,000   100,000   732,402    26,840    50,233     583,123

---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,761 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $  1,370     $100,000  $100,000  $100,000   $   461   $   522    $    583
   2           2,809      100,000   100,000   100,000     1,185     1,362       1,547
   3           4,320      100,000   100,000   100,000     1,888     2,236       2,613
   4           5,906      100,000   100,000   100,000     2,567     3,143       3,793
   5           7,571      100,000   100,000   100,000     3,224     4,090       5,105
   6           9,320      100,000   100,000   100,000     3,912     5,130       6,617
   7          11,157      100,000   100,000   100,000     4,708     6,345       8,424
   8          13,085      100,000   100,000   100,000     5,587     7,711      10,517
   9          15,109      100,000   100,000   100,000     6,564     9,243      12,931
  10          17,235      100,000   100,000   100,000     7,497    10,802      15,545
  11          19,467      100,000   100,000   100,000     8,385    12,389      18,380
  12          21,810      100,000   100,000   100,000     9,242    14,019      21,477
  13          24,271      100,000   100,000   100,000     9,810    15,436      24,607
  14          26,855      100,000   100,000   100,000    10,336    16,889      28,050
  15          29,568      100,000   100,000   100,000    10,809    18,371      31,836
  16          32,417      100,000   100,000   100,000    11,230    19,885      36,006
  17          35,408      100,000   100,000   100,000    11,588    21,424      40,600
  18          38,548      100,000   100,000   100,000    11,883    22,989      45,672
  19          41,846      100,000   100,000   100,000    12,105    24,576      51,276
  20          45,309      100,000   100,000   107,626    12,254    26,186      57,431
  25          65,398      100,000   100,000   162,234    11,692    34,572      97,826
  30          91,038      100,000   100,000   237,039     7,214    42,735     159,300
  35         133,344      100,000   100,000   335,891    20,512    59,235     247,964
  40         194,553      100,000   109,306   474,247    45,703    87,027     377,585

---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,504 for a hypothetical gross investment return of 0%, $4,217 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,954 BASIC PREMIUM (1)
      USING CURRENT CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $  2,052     $100,000  $100,000  $100,000   $ 1,054   $  1,151   $  1,248
   2           4,206      100,000   100,000   100,000     2,366      2,651      2,947
   3           6,468      100,000   100,000   100,000     3,648      4,216      4,829
   4           8,843      100,000   100,000   100,000     4,902      5,848      6,913
   5          11,337      100,000   100,000   100,000     6,128      7,556      9,226
   6          13,955      100,000   100,000   100,000     7,378      9,395     11,849
   7          16,705      100,000   100,000   100,000     8,732     11,448     14,888
   8          19,592      100,000   100,000   100,000    10,164     13,695     18,350
   9          22,623      100,000   100,000   100,000    11,690     16,154     22,282
  10          25,806      100,000   100,000   100,000    13,168     18,689     26,585
  11          29,148      100,000   100,000   100,000    14,599     21,303     31,299
  12          32,657      100,000   100,000   100,000    15,997     24,016     36,485
  13          36,342      100,000   100,000   100,000    17,103     26,575     41,942
  14          40,211      100,000   100,000   105,599    18,165     29,234     47,958
  15          44,273      100,000   100,000   116,797    19,175     31,991     54,547
  16          48,538      100,000   100,000   128,660    20,134     34,855     61,764
  17          53,017      100,000   100,000   141,232    21,033     37,826     69,658
  18          57,719      100,000   100,000   154,568    21,873     40,914     78,294
  19          62,657      100,000   100,000   168,706    22,645     44,120     87,730
  20          67,841      100,000   100,000   183,734    23,350     47,458     98,043
  25          97,922      100,000   109,816   274,819    25,737     66,218    165,713
  30         136,313      100,000   130,359   399,779    24,909     87,607    268,669
  35         185,310      100,000   151,555   575,492    19,511    111,882    424,843
  40         247,845      100,000   174,538   827,707     5,135    138,963    659,002

---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,113 BASIC PREMIUM (1)
      USING MAXIMUM CHARGES

                                  Death Benefit                   Surrender Value
                         -------------------------------  --------------------------------
            Premiums       Assuming Hypothetical Gross      Assuming Hypothetical Gross
End of    Accumulated      Annual Investment Return of      Annual Investment Return of
Policy   At 5% Interest  -------------------------------  --------------------------------
 Year     Per Year(2)    0% Gross  6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
-------  --------------  --------  ---------  ----------  --------  ----------  ------------
   1        $  1,169     $100,000  $100,000   $  100,000  $   340    $    390    $      440
   2           2,396      100,000   100,000      100,000      964       1,105         1,253
   3           3,684      100,000   100,000      100,000    1,583       1,860         2,159
   4           5,037      100,000   100,000      100,000    2,196       2,653         3,168
   5           6,458      100,000   100,000      100,000    2,800       3,486         4,291
   6           7,949      100,000   100,000      100,000    3,428       4,398         5,580
   7           9,515      100,000   100,000      100,000    4,115       5,423         7,080
   8          11,160      100,000   100,000      100,000    4,854       6,556         8,801
   9          12,886      100,000   100,000      100,000    5,648       7,804        10,762
  10          14,699      100,000   100,000      100,000    6,426       9,097        12,912
  11          16,603      100,000   100,000      100,000    7,187      10,436        15,268
  12          18,602      100,000   100,000      100,000    7,930      11,822        17,853
  13          20,700      100,000   100,000      100,000    8,516      13,119        20,554
  14          22,904      100,000   100,000      100,000    9,080      14,464        23,532
  15          25,218      100,000   100,000      100,000    9,620      15,857        26,816
  16          27,647      100,000   100,000      100,000   10,132      17,298        30,437
  17          30,198      100,000   100,000      108,815   10,617      18,788        34,410
  18          32,877      100,000   100,000      118,741   11,072      20,330        38,759
  19          35,689      100,000   100,000      129,194   11,496      21,923        43,516
  20          38,643      100,000   100,000      140,213   11,888      23,572        48,721
  25          55,776      100,000   100,000      205,150   13,305      32,709        82,963
  30          77,644      100,000   100,000      290,986   13,523      43,536       135,898
  35         105,553      100,000   105,305      405,443   11,789      56,193       216,352
  40         141,173      100,000   116,622      558,851    6,939      70,322       336,982
  45         186,634      100,000   127,277      765,094        0      85,536       514,176
  50         244,655      100,000   137,432    1,042,809        0     101,456       769,828
  55         318,706      100,000   147,223    1,416,961        0     117,216     1,128,154

---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $708 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $    743     $100,000  $100,000  $100,000   $     0   $     0    $     25
   2           1,524      100,000   100,000   100,000       228       301         379
   3           2,344      100,000   100,000   100,000       485       624         776
   4           3,204      100,000   100,000   100,000       740       965       1,222
   5           4,108      100,000   100,000   100,000       990     1,325       1,722
   6           5,057      100,000   100,000   100,000     1,269     1,741       2,320
   7           6,053      100,000   100,000   100,000     1,610     2,245       3,055
   8           7,099      100,000   100,000   100,000     2,006     2,833       3,928
   9           8,197      100,000   100,000   100,000     2,462     3,509       4,951
  10           9,350      100,000   100,000   100,000     2,905     4,202       6,061
  11          10,561      100,000   100,000   100,000     3,334     4,911       7,264
  12          11,833      100,000   100,000   100,000     3,748     5,636       8,571
  13          13,168      100,000   100,000   100,000     4,009     6,239       9,853
  14          14,570      100,000   100,000   100,000     4,250     6,855      11,257
  15          16,042      100,000   100,000   100,000     4,469     7,481      12,795
  16          17,587      100,000   100,000   100,000     4,663     8,115      14,477
  17          19,210      100,000   100,000   100,000     4,830     8,756      16,319
  18          20,914      100,000   100,000   100,000     4,970     9,403      18,337
  19          22,703      100,000   100,000   100,000     5,079    10,054      20,550
  20          24,581      100,000   100,000   100,000     5,158    10,709      22,980
  25          35,480      100,000   100,000   100,000     5,002    13,963      39,302
  30          49,391      100,000   100,000   139,424     3,582    16,866      65,115
  35          67,144      100,000   100,000   195,572         2    18,537     104,361
  40          89,803      100,000   100,000   270,686         0    17,523     163,221
  45         118,721      100,000   100,000   371,555         0    10,397     249,701
  50         185,318      100,000   100,000   503,728    12,540    18,712     371,865
  55         292,663      100,000   100,000   680,109    26,587    44,025     541,488

---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,700 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,954 BASIC PREMIUM (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $  2,052     $100,000  $100,000  $100,000   $   897   $    989   $  1,081
   2           4,206      100,000   100,000   100,000     2,043      2,309      2,585
   3           6,468      100,000   100,000   100,000     3,150      3,673      4,239
   4           8,843      100,000   100,000   100,000     4,217      5,082      6,057
   5          11,337      100,000   100,000   100,000     5,243      6,540      8,062
   6          13,955      100,000   100,000   100,000     6,290      8,114     10,341
   7          16,705      100,000   100,000   100,000     7,424      9,871     12,982
   8          19,592      100,000   100,000   100,000     8,630     11,799     15,997
   9          22,623      100,000   100,000   100,000     9,921     13,915     19,430
  10          25,806      100,000   100,000   100,000    11,163     16,088     23,181
  11          29,148      100,000   100,000   100,000    12,354     18,321     27,286
  12          32,657      100,000   100,000   100,000    13,489     20,611     31,782
  13          36,342      100,000   100,000   100,000    14,314     22,710     36,466
  14          40,211      100,000   100,000   100,000    15,072     24,866     41,639
  15          44,273      100,000   100,000   101,379    15,754     27,076     47,347
  16          48,538      100,000   100,000   111,596    16,359     29,344     53,572
  17          53,017      100,000   100,000   122,344    16,879     31,671     60,343
  18          57,719      100,000   100,000   133,664    17,314     34,063     67,705
  19          62,657      100,000   100,000   145,587    17,659     36,524     75,708
  20          67,841      100,000   100,000   158,173    17,906     39,059     84,404
  25          97,922      100,000   100,000   232,464    17,234     52,944    140,174
  30         136,313      100,000   103,245   330,868    11,622     69,385    222,357
  35         185,310      100,000   118,407   462,205         0     87,411    341,211
  40         247,845      100,000   132,881   638,259         0    105,797    508,168

---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable is the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING MAXIMUM CHARGES

                                 Death Benefit                 Surrender Value
                         -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  -----------------------------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -----------
   1        $  1,370     $100,000  $100,000  $100,000   $   303   $   359    $    415
   2           2,809      100,000   100,000   100,000       860     1,017       1,181
   3           4,320      100,000   100,000   100,000     1,384     1,687       2,016
   4           5,906      100,000   100,000   100,000     1,872     2,365       2,923
   5           7,571      100,000   100,000   100,000     2,324     3,055       3,917
   6           9,320      100,000   100,000   100,000     2,802     3,820       5,071
   7          11,157      100,000   100,000   100,000     3,369     4,726       6,462
   8          13,085      100,000   100,000   100,000     4,011     5,756       8,084
   9          15,109      100,000   100,000   100,000     4,740     6,925       9,965
  10          17,235      100,000   100,000   100,000     5,422     8,098      11,985
  11          19,467      100,000   100,000   100,000     6,054     9,273      14,158
  12          21,810      100,000   100,000   100,000     6,628    10,442      16,496
  13          24,271      100,000   100,000   100,000     6,892    11,353      18,765
  14          26,855      100,000   100,000   100,000     7,085    12,246      21,230
  15          29,568      100,000   100,000   100,000     7,198    13,112      23,909
  16          32,417      100,000   100,000   100,000     7,227    13,945      26,827
  17          35,408      100,000   100,000   100,000     7,163    14,739      30,011
  18          38,548      100,000   100,000   100,000     7,004    15,489      33,497
  19          41,846      100,000   100,000   100,000     6,743    16,188      37,323
  20          45,309      100,000   100,000   100,000     6,370    16,827      41,534
  25          65,398      100,000   100,000   116,058     2,252    18,538      69,982
  30          91,038      100,000   100,000   167,597         0    15,392     112,632
  35         147,925      100,000   100,000   229,656    12,540    25,224     169,538
  40         238,720      100,000   100,000   309,621    26,587    49,704     246,514

---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,617 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 22.


CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of John Hancock ..................................... 33
How we support the policy and investment options ................ 33-34
Procedures for issuance of a policy ............................. 34-35
Commencement of investment performance .......................... 35
How we process certain policy transactions ...................... 35-36
Effects of policy loans ......................................... 36-37
Additional information about how certain policy charges work .... 37
How we market the policies ...................................... 38-39
Tax considerations .............................................. 39-40
Reports that you will receive ................................... 40-41
Voting privileges that you will have ............................ 41
Changes that John Hancock can make as to your policy ............ 41-42
Adjustments we make to death benefits ........................... 42
When we pay policy proceeds ..................................... 42
Other details about exercising rights and paying benefits ....... 42-43
Year 2000 Issues ................................................ 43
Legal matters ................................................... 43
Registration statement filed with the SEC ....................... 43
Accounting and actuarial experts ................................ 43-44
Financial statements of John Hancock and the Account ............ 44
List of Directors and Executive Officers of John Hancock ........ 45

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock, a mutual life insurance company chartered in Massachusetts in 1862. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of the end of 1998, our assets were approximately $67 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

  The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Sum Insured at issue of $25,000 for insured persons with an attained age of less than 25 at the time of policy issue, and $50,000 for insured persons with attained ages of 25 through 75 at the time of policy issue. At the time of issue, the insured person must have an attained age of 75 or less. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . At least the first Required Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed below).

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day that first precedes the date of issue.

  (2) If you pay a sufficient premium to take your policy out of a grace period, the portion of such premium that equals the overdue Required Premium will be processed as of that Required Premium's due date.

  (3) If the Minimum First Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum First Premium is received.

  (4) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (5) If we receive any premium payment that will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (6) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

  We process loans, surrenders, partial withdrawals, partial surrenders and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds the surrender value of the policy, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" below.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying more than one Required Premium in any policy year could reduce your total sales charges. Accelerating the payment of Required Premiums to earlier policy years could result in a larger CDSC and/or cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 38.) On the other hand, to pay less than the amount of Required Premiums by their due dates runs the risk that the policy will lapse, resulting in loss of coverage and additional charges.

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, John Hancock Variable Life Insurance Company, and the

Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell John Hancock's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. John Hancock will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and John Hancock reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 50% of the premium that would be payable under a Modified Schedule in the first policy year, 10% of the such premiums payable in the second through fourth policy years, and 3% of any other premiums received by us in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither John Hancock nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon full or partial surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Series Fund failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit proceeds would lose their non-taxable status.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the premium payments for which we will bill you will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force indefinitely, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (such as a Sum Insured increase, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. This is true even for policies entered into prior to June 21, 1988. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a partial surrender, a reduction in the Sum Insured, or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial withdrawals and certain other policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, if you make a premium payment that differs by more than $25 from that billed, you will receive a separate confirmation of that premium payment.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JOHN HANCOCK CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to John Hancock. In response to this challenge, John Hancock has developed and is executing a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function
properly with respect to dates in the year 2000 and thereafter.   The plan also
involves coordination and testing with business partners to ensure that external factors do not adversely impact its systems. John Hancock presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of John Hancock.

  John Hancock has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 15 of the Notes to Statutory-Basis Financial Statements of John Hancock Mutual Life Insurance Company included in this prospectus.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of John Hancock and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and has been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of John Hancock.

 FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

   Directors                              Principal Occupations
   ---------                              ---------------------
   Samuel W. Bodman        Chairman of the Board and Chief Executive Officer,
                           Cabot Corporation (chemicals)

   Nelson S. Gifford       Principal, Fleetwing Capital Management (financial
                           services)

   E. James Morton         Director, formerly Chairman of the Board and Chief
                           Executive Officer, John Hancock

   John M. Connors, Jr.    President and Chief Executive Officer and Director,
                           Hill, Holliday, Connors, Cosmopoulos, Inc.
                           (advertising).

   Stephen L. Brown        Chairman of the Board and Chief Executive Officer,
                           John Hancock

   I. MacAllister Booth    Retired Chairman of the Board and Chief Executive
                           Officer, Polaroid Corporation (photographic
                           products)

   Robert J. Tarr, Jr.     Former President, Chief Executive Officer and Chief
                           Operations Officer, Harcourt General, Inc.
                           (publishing)

   David F. D'Alessandro   President and Chief Operating Officer, John Hancock

   Joan T. Bok             Chairman of the Board, New England Electric System
                           (electric utility).

   Robert E. Fast          Senior Partner, Hale and Dorr (law firm).

   Foster L. Aborn         Vice Chairman of the Board, John Hancock

   Richard F. Syron        Chairman of the Board and Chief Executive Officer,
                           American Stock Exchange.

   Kathleen F. Feldstein   President, Economic Studies, Inc. (economic
                           consulting).

   Michael C. Hawley       President and Chief Operating Officer, The Gillette
                           Company (razors, etc.).

   Edward H. Linde         President and Chief Executive Officer, Boston
                           Properties, Inc. (real estate)

   Wayne A. Budd           Group President, Bell Atlantic - New England
                           (telecommunications)

   Executive Officers
   ------------------
   Diane M. Capstaff         Executive Vice President

   Thomas E. Moloney         Executive Vice President

   Richard S. Scipione       General Counsel

   Barry J. Rubenstein       Vice President, Counsel and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                           December 31
                                                    -------------------------
                                                         1998          1997
                                                    --------------  -----------
                                                          (In millions)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . .     $23,353.0      $22,986.0
Stocks:
   Preferred  . . . . . . . . . . . . . . . . . .         844.7          640.6
   Common . . . . . . . . . . . . . . . . . . . .         269.3          256.9
   Investments in affiliates  . . . . . . . . . .       1,520.3        1,442.0
                                                      ---------      ---------
                                                        2,634.3        2,339.5
Mortgage loans on real estate--Note 6 . . . . . .       8,223.7        7,851.2
Real estate:
   Company occupied . . . . . . . . . . . . . . .         372.2          375.1
   Investment properties  . . . . . . . . . . . .       1,472.1        1,893.4
                                                      ---------      ---------
                                                        1,844.3        2,268.5
Policy loans  . . . . . . . . . . . . . . . . . .       1,573.8        1,577.3
Cash items:
   Cash in banks and offices  . . . . . . . . . .         241.5          176.0
   Temporary cash investments . . . . . . . . . .       1,107.4          548.8
                                                      ---------      ---------
                                                        1,348.9          724.8
Premiums due and deferred . . . . . . . . . . . .         253.4          222.3
Investment income due and accrued . . . . . . . .         527.5          505.8
Other general account assets  . . . . . . . . . .       1,156.6          948.6
Assets held in separate accounts  . . . . . . . .      17,447.0       16,021.7
                                                      ---------      ---------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . .     $58,362.5      $55,445.7
                                                      =========      =========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . .     $19,804.8      $19,206.6
  Policyholders' and beneficiaries' funds . . . .      14,216.9       13,985.1
  Dividends payable to policyholders  . . . . . .         449.1          399.7
  Policy benefits in process of payment . . . . .         111.4          115.5
  Other policy obligations  . . . . . . . . . . .         322.6          214.8
  Asset valuation reserve--Note 1 . . . . . . . .       1,289.6        1,165.7
  Federal income and other accrued taxes--Note 1          211.5           96.9
  Other general account obligations . . . . . . .       1,109.3        1,084.5
  Obligations related to separate accounts  . . .      17,458.6       16,019.1
                                                      ---------      ---------
TOTAL OBLIGATIONS . . . . . . . . . . . . . . . .      54,973.8       52,287.9
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2 . . . . . . . . . . . . .         450.0          450.0
  Special contingency reserve for group insurance         160.0          151.8
  General contingency reserve . . . . . . . . . .       2,778.7        2,556.0
                                                      ---------      ---------
 TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . .       3,388.7        3,157.8
                                                      ---------      ---------
 TOTAL OBLIGATIONS AND POLICYHOLDERS'CONTINGENCY
 RESERVES . . . . . . . . . . . . . . . . . . . .     $58,362.5      $55,445.7
                                                      =========      =========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 8,844.0     $ 7,371.6
  Net investment income--Note 4  . . . . . . . . .     2,956.2       2,856.1
  Other, net . . . . . . . . . . . . . . . . . . .       233.8         196.4
                                                     ---------     ---------
                                                      12,034.0      10,424.1
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       582.9         737.4
     Accident and health benefits  . . . . . . . .        76.9         121.4
     Annuity benefits  . . . . . . . . . . . . . .     1,612.4       1,668.2
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,712.4       6,293.1
     Matured endowments  . . . . . . . . . . . . .        20.7          21.0
                                                     ---------     ---------
                                                       9,005.3       8,841.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,106.7        (122.6)
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       290.7         278.3
     Home office and general expenses  . . . . . .       529.0         493.0
  Payroll, state premium and miscellaneous taxes .        52.0          49.9
                                                     ---------     ---------
                                                      10,983.7       9,539.7
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS (LOSSES) . . .     1,050.3         884.4
Dividends to policyholders . . . . . . . . . . . .       446.0         398.2
Federal income tax (credit) expense--Note 1  . . .        (2.8)         18.9
                                                     ---------     ---------
                                                         448.8         417.1
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS (LOSSES)  . . . . . . . . .       607.1         467.3
Net realized capital gains (losses)--Note 5  . . .         0.7         (89.8)
                                                     ---------     ---------
        NET INCOME . . . . . . . . . . . . . . . .       607.8         377.5
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital (losses) gains and other
    adjustments--Note 5  . . . . . . . . . . . . .      (214.5)         58.6
  Valuation reserve changes--Note 1  . . . . . . .         0.0           1.4
  Prior years' federal income taxes  . . . . . . .       (25.5)        (35.6)
  Other reserves and adjustments, net  . . . . . .      (136.9)       (100.2)
                                                     ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       230.9         301.7
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     3,157.8       2,856.1
                                                     ---------     ---------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR   $ 3,388.7     $ 3,157.8
                                                     =========     =========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits . . . . . . . . . . . . . . . . . . .   $  8,945.5    $  7,518.8
  Net investment income  . . . . . . . . . . . . .      2,952.8       2,988.7
  Benefits to policyholders and beneficiaries  . .     (9,190.4)     (9,030.3)
  Dividends paid to policyholders  . . . . . . . .       (396.6)       (394.0)
  Insurance expenses and taxes . . . . . . . . . .       (874.4)       (828.6)
  Net transfers from separate accounts . . . . . .        131.1         832.7
  Other, net . . . . . . . . . . . . . . . . . . .       (181.7)       (720.9)
                                                     ----------    ----------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      1,386.3         366.4
                                                     ----------    ----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .    (12,403.6)    (18,003.6)
  Bond sales . . . . . . . . . . . . . . . . . . .      8,447.8      13,541.1
  Bond maturities and scheduled redemptions  . . .      2,537.7       2,927.6
  Bond prepayments . . . . . . . . . . . . . . . .      1,202.7       1,096.3
  Stock purchases  . . . . . . . . . . . . . . . .       (623.2)     (1,125.7)
  Proceeds from stock sales  . . . . . . . . . . .        378.4         921.7
  Real estate purchases  . . . . . . . . . . . . .       (147.6)       (243.0)
  Real estate sales  . . . . . . . . . . . . . . .        630.5         444.5
  Other invested assets purchases  . . . . . . . .       (185.3)       (171.1)
  Proceeds from the sale of other invested assets         120.5         109.3
  Mortgage loans issued  . . . . . . . . . . . . .     (1,978.5)     (1,165.8)
  Mortgage loan repayments . . . . . . . . . . . .      1,575.6       1,176.9
  Other, net . . . . . . . . . . . . . . . . . . .        (38.6)       (333.8)
                                                     ----------    ----------
     NET CASH USED IN INVESTING ACTIVITIES . . . .       (483.6)       (825.6)
                                                     ----------    ----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable  . . . .        (75.0)        (16.4)
  Repayment of REMIC notes payable . . . . . . . .       (203.6)       (216.3)
                                                     ----------    ----------
     NET CASH USED IN FINANCING ACTIVITIES . . . .       (278.6)       (232.7)
                                                     ----------    ----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .        624.1        (691.9)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .        724.8       1,416.7
                                                     ----------    ----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR   $  1,348.9    $    724.8
                                                     ==========    ==========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three business units: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The gain from operations was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $533.8 million were sold in 1998, and an additional $1.1 billion of real estate is expected to be sold in 1999. Net gains on the properties sold in 1998 amounted to $64.3 million. Those properties to be sold subsequent to December 31, 1998 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $370.0 million and $470.5 million at December 31, 1998 and 1997, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. During 1998, in connection with the Company's plans to dispose of certain real estate holdings, additional contributions were recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $111.3 million. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $34.9 million, amounted to $261.6 million which is included in other policy obligations. The corresponding 1997 amounts were $25.2 million and $165.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $31.4 million in 1998 and $30.0 million in 1997 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $20.1 million in 1998 and $21.8 million in 1997.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1998     December 31, 1997
                                   --------------------  --------------------
                                   Statement    Fair     Statement     Fair
                                     Value      Value      Value       Value
                                   ---------  ---------  ---------  -----------
                                                 (In millions)
Guaranteed investment contracts    $12,666.9  $12,599.7  $11,499.4   $11,516.8
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,375.0    4,412.2    4,289.1     4,290.4
Supplementary contracts without
 life contingencies  . . . . . .        42.7       44.7       40.9        42.1
                                   ---------  ---------  ---------  ----------
                                   $17,084.6  $17,056.6  $15,829.4   $15,849.3
                                   =========  =========  =========  ==========


Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $74.9 million in 1998 and $146.4 million in 1997.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1998 and 1997.

NOTE 3--BORROWED MONEY

At December 31, 1998, the Company had a $500 million syndicated line of credit. There are 26 banks that are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1998, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.06% and 5.72%, respectively, at December 31, 1998 and 1997. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes were fully repaid on June 25, 1998. The outstanding balances of the notes totaled $42.6 million at December 31, 1997 and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes were fully repaid on December 28, 1998. The outstanding balances of the notes totaled $161.0 million at December 31, 1997 and are included in other general account obligations.

At December 31, 1997, the Company had a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $6.6 million and $21.2 million during 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                                1998     1997
                                                               ------  --------
                                                               (In millions)
Investment expenses  . . . . . . . . . . . . . . . . . . . .   $317.5   $339.6
Interest expense . . . . . . . . . . . . . . . . . . . . . .     44.3     57.9
Depreciation on real estate and other invested assets  . . .     41.6     76.6
Real estate and other investment taxes . . . . . . . . . . .     60.1     61.5
                                                               ------   ------
                                                               $463.5   $535.6
                                                               ======   ======


NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                              1998      1997
                                                            --------  ---------
                                                             (In millions)
Net gains from asset sales and foreclosures . . . . . . .   $ 303.3    $ 63.4
Capital gains tax . . . . . . . . . . . . . . . . . . . .    (171.7)    (84.1)
Net capital gains transferred to the IMR  . . . . . . . .    (130.9)    (69.1)
                                                            -------    ------
  Net Realized Capital Gains (Losses) . . . . . . . . . .   $   0.7    $(89.8)
                                                            =======    ======


Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                            1998        1997
                                                           --------  ----------
                                                             (In millions)
Net (losses) gains from changes in security values and
 book value adjustments  . . . . . . . . . . . . . . . .   $ (90.6)   $ 159.5
Increase in asset valuation reserve  . . . . . . . . . .    (123.9)    (100.9)
                                                           -------    -------
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments. . . . . . . . . . . . . . . . . . . . .   $(214.5)   $  58.6
                                                           =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1998           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   123.3   $    5.9     $  0.0     $   129.2
Obligations of states and
 political subdivisions . . .        86.4        9.9        0.0          96.3
Debt securities issued by
 foreign governments  . . . .       264.5       29.4        8.2         285.7
Corporate securities  . . . .    18,155.4    1,567.7      294.4      19,428.7
Mortgage-backed securities  .     4,723.4      181.2        5.2       4,899.4
                                ---------   ---------    ------     ---------
  Total bonds . . . . . . . .   $23,353.0   $1,794.1     $307.8     $24,839.3
                                =========   =========    ======     =========


      December 31, 1997
      -----------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . . . .   $   258.9  $    9.3  $  0.0   $   268.2
Obligations of states and political
 subdivisions. . . . . . . . . . .         149.6      16.3     0.0       165.9
Debt securities issued by foreign
 governments. . . . . . . . . . . .        259.7      53.2     0.1       312.8
Corporate securities . . . . . . . .    17,336.1   1,485.9   113.4    18,708.6
Mortgage-backed securities . . . . .     4,981.7     115.9    28.3     5,069.3
                                       ---------  --------  ------   ---------
  Total bonds. . . . . . . . . . .     $22,986.0  $1,680.6  $141.8   $24,524.8
                                       =========  ========  ======   =========


The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value       Value
                                                          ---------  -----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $ 1,569.1   $ 1,622.2
Due after one year through five years . . . . . . . . .     5,597.3     5,922.5
Due after five years through ten years  . . . . . . . .     5,335.6     5,666.5
Due after ten years . . . . . . . . . . . . . . . . . .     6,127.6     6,728.7
                                                          ---------   ---------
                                                           18,629.6    19,939.9
Mortgage-backed securities  . . . . . . . . . . . . . .     4,723.4     4,899.4
                                                          ---------   ---------
                                                          $23,353.0   $24,839.3
                                                          =========   =========


Gross gains of $126.4 million in 1998 and $61.5 million in 1997 and gross losses of $62.3 million in 1998 and $86.6 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $18.9 million were on deposit with state insurance departments to satisfy regulatory requirements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The cost of common stocks was $258.4 million and $148.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $64.9 million, and gross unrealized depreciation totaled $54.0 million. The fair value of preferred stock totaled $832.4 million at December 31, 1998 and $695.8 million at December 31, 1997.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $421.5 million and $217.0 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $56.4 million, bonds with amortized cost of $105.1 million and real estate with depreciated cost of $14.6 million were non-income producing for the twelve months ended December 31, 1998.

Restructured commercial mortgage loans aggregated $230.5 million and $314.3 million as of December 31, 1998 and 1997, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                   Year ended December 31
                                               ------------------------------
                                                    1998             1997
                                               -------------     ------------
                                                       (In millions)
Expected . . . . . . . . . . . . . . . . . .       $22.5             $33.8
Actual . . . . . . . . . . . . . . . . . . .        11.6              24.9


Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                           Statement          Geographic           Statement
     Property Type           Value          Concentration            Value
    --------------       -------------      -------------       ---------------
                         (In millions)                           (In millions)
Apartments . . . . . .     $1,722.7     East North Central  .      $1,164.3
Hotels . . . . . . . .        283.2     East South Central  .         137.1
Industrial . . . . . .        894.9     Middle Atlantic . . .       1,408.5
Office buildings . . .      2,094.0     Mountain  . . . . . .         345.0
Retail . . . . . . . .      1,589.6     New England . . . . .         791.1
1-4 Family . . . . . .          6.4     Pacific . . . . . . .       1,848.7
Agricultural . . . . .      1,298.3     South Atlantic  . . .       1,531.3
Other  . . . . . . . .        334.6     West North Central  .         287.5
                                        West South Central  .         602.2
                                        Other . . . . . . . .         108.0
                         -------------                          -------------
                           $8,223.7                                $8,223.7
                         =============                          =============

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

At December 31, 1998, the fair values of the commercial and agricultural mortgage loan portfolios were $7.3 billion and $1.3 billion, respectively. The corresponding amounts as of December 31, 1997 were approximately $6.7 billion and $1.5 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.68% and 6.82% for agricultural loans, 9.25% and 6.73% for other properties, and 7.5% and 6.65% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively. The corresponding amounts in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively. The corresponding amounts in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $458.2 million, $481.2 million, and $238.6 million, respectively, at December 31, 1998. The corresponding amounts in 1997 were $487.4 million, $503.3 million, and $247.9 million, respectively.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                                             December 31
                                                            --------------
                                                             1998     1997
                                                            ------  --------
                                                            (In millions)
     Reinsurance recoverables . . . . . . . . . . . . . .   $18.6    $12.5
     Funds withheld from reinsurers . . . . . . . . . . .    49.5     35.1


The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $251.1 million at December 31, 1998 and $236.3 million at December 31, 1997.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $12.7 million in 1998 and received a net cash payment of $1.1 million in 1997 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $1.0 million and transferred $2.4 million of cash for mortality claims to Variable Life, which increased by $0.5 million and decreased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $92.6 million in 1998 and $89.7 million in 1997.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.1 million and $6.2 million in 1998 and 1997, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company has funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is approximately zero. As of December 31, 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The changes in benefit obligation and plan assets are summarized as follows:


                                      Year ended December 31
                            -------------------------------------------
                               Pension Benefits        Other Benefits
                            -----------------------   -----------------
                               1998         1997       1998       1997
                            -----------  -----------  --------  --------
                                           (In millions)
Change in benefit
 obligation:
Benefit obligation at
 beginning of year  . . .    $1,704.0     $1,582.3    $ 381.0   $ 400.5
Service cost  . . . . . .        32.8         30.7        6.8       8.5
Interest cost . . . . . .       115.5        109.3       24.4      25.5
Actuarial loss/(gain) . .        55.5         77.5      (16.8)    (22.2)
Benefits paid . . . . . .       (99.4)       (95.8)     (28.5)    (31.3)
                             --------     --------    -------   -------
Benefit obligation at end
 of year  . . . . . . . .     1,808.4      1,704.0      366.9     381.0


Change in plan assets:
Fair value of plan assets
 at beginning of year . .     1,995.5      1,787.6      172.7     132.4
Actual return of plan
 assets . . . . . . . . .       296.1        295.5       39.9      31.0
Employer contribution . .        10.0          8.2        2.6       9.3
Benefits paid . . . . . .       (99.4)       (95.8)       0.0       0.0
                             --------     --------    -------   -------
Fair value of plan assets
 at end of year . . . . .     2,202.2      1,995.5      215.2     172.7

Funded status . . . . . .       393.8        291.5     (151.7)   (208.3)
Unrecognized actuarial
 loss . . . . . . . . . .      (292.0)      (219.6)    (163.0)   (127.1)
Unrecognized prior service
 cost . . . . . . . . . .        23.1         29.6       17.8      19.7
Unrecognized net
 transition (asset)
 obligation . . . . . . .       (23.9)       (35.5)     294.3     315.2
                            ---------    ---------    -------   -------
Net amount recognized . .   $   101.0    $    66.0    $  (2.6)  $  (0.5)
                            =========    =========    =======   =======


The assumptions used in accounting for the benefit plans were as follows:


                                        Year ended December 31
                              ----------------------------------------
                                  Pension Benefits       Other Benefits
                              -----------------------   ---------------
                                 1998         1997       1998     1997
                              -----------  -----------  -------  -------
Discount rate . . . . . . .      6.75%        7.00%      6.75%    7.00%
Expected return on plan
 assets . . . . . . . . . .      8.50%        8.50%      8.50%    8.50%
Rate of compensation
 increase . . . . . . . . .      4.56%        4.77%      4.00%    4.00%


For measurement purposes, a 5.75 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.00 percent in 2001 and remain at that level thereafter.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Net periodic benefit (credit) cost includes the following components:


                                             Year Ended December 31
                                   -----------------------------------------
                                      Pension Benefits       Other Benefits
                                   ------------------------  ---------------
                                      1998         1997       1998      1997
                                   -----------  -----------  -------  ---------
                                                 (in millions)
Service cost . . . . . . . . . .    $  32.7      $  30.7     $  6.8    $  8.5
Interest cost  . . . . . . . . .      115.5        109.3       24.4      25.5
Expected return on plan assets .     (165.5)      (147.9)     (39.9)    (31.0)
Amortization of transition
 (asset) obligation  . . . . . .      (11.6)       (11.7)      20.9      20.9
Amortization of prior service
 cost. . . . . . . . . . . . . .        6.5          6.6        1.9       1.9
Recognized actuarial (gain) loss       (2.6)        (1.0)      19.0      15.0
                                    -------      -------     ------    ------
   Net periodic benefit (credit)
    cost . . . . . . . . . . . .    $ (25.0)     $ (14.0)    $ 33.1    $ 40.8
                                    =======      =======     ======    ======


Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                  1-Percentage Point  1-Percentage Point
                                       Increase            Decrease
                                  ------------------  ------------------
                                              (In millions)
Effect on total of service and
 interest costs . . . . . . . .         $ 2.9              $ (2.5)
Effect on postretirement benefit
 obligations. . . . . . . . . .          28.7               (25.9)


NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated majority-owned affiliates amounted to $13.8 billion at December 31, 1998 and $12.4 billion at December 31, 1997; total liabilities amounted to $12.5 billion at December 31, 1998 and $11.1 billion at December 31, 1997; and total net income was $148.5 million in 1998 and $184.8 million in 1997.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $62.2 million and $65.9 million in 1998 and 1997, respectively, from unconsolidated affiliates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                         Number of Contracts/             Assets (Liabilities)
                           Notional Amounts              1998                 1997
                        ---------------------   ---------------------   ----------------
                                                 Carrying     Fair      Carrying   Fair
                           1998        1997       Value       Value      Value    Value
                        ----------  ----------  ----------  ----------  --------  -------
                                                 ($ In millions)
Futures contracts to
 sell securities  . .    $ 11,286    $  3,733     $(3.1)     $  (3.1)   $ (2.5)   $ (2.5)
Futures contracts to
 acquire securities .       1,464       1,359      (0.3)        (0.3)      1.2       1.2
Interest rate swap
 agreements . . . . .     7,684.0     7,254.7        --       (159.1)       --     (58.3)
Interest rate cap
 agreements . . . . .       115.0       115.0       0.4          0.4       0.6       0.6
Interest rate floor
 agreements . . . . .       125.0       125.0       0.7          0.7       0.4       0.4
Interest rate swaption
 agreements . . . . .         0.0        34.2        --          0.0        --       0.0
Currency rate swap
 agreements . . . . .     2,881.5       221.5        --         16.2        --      (9.7)
Equity collar
 agreements . . . . .          --          --      28.6         28.6     (14.1)    (14.1)


Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 1999.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 1999 to 2028. The interest rate cap and floor agreements expire in 2000 to 2007. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 1999 to 2018. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $26.2 million in 1998 and $27.4 million in 1997. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                             December 31, 1998
                                                            -------------------
                                                               (In millions)
1999. . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.0
2000. . . . . . . . . . . . . . . . . . . . . . . . . . .           16.5
2001. . . . . . . . . . . . . . . . . . . . . . . . . . .           13.5
2002. . . . . . . . . . . . . . . . . . . . . . . . . . .           10.0
2003. . . . . . . . . . . . . . . . . . . . . . . . . . .            5.9
Thereafter. . . . . . . . . . . . . . . . . . . . . . . .            7.5
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $72.4
                                                                   =====


NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
   With market value adjustment  . . . . . . . .      $   792.0          2.0%
   At book value less surrender charge . . . . .        2,773.8          7.1
                                                      ---------        -----
      Total with adjustment  . . . . . . . . . .        3,565.8          9.1
   Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .        3,782.8          9.8
   Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .       14,809.7         38.1
Not subject to discretionary withdrawal:
   General account . . . . . . . . . . . . . . .       15,375.2         39.6
   Separate accounts . . . . . . . . . . . . . .        1,301.5          3.4
                                                      ---------        -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .       38,835.0        100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .           (0.1)
                                                      ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .      $38,834.9
                                                      =========


Any liquidation costs associated with the $14.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $329.1 million, $72.0 million, $214.1 million and $471.4 million, respectively, at December 31, 1998. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.1 billion at December 31, 1998. The majority of these commitments expire in 1999.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1998, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $602.8 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1998 and 1997 amounted to $4.6 million and $4.1 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1998, the aggregate outstanding principal balance of the pools of loans was $445.8 million. There were no mortgage loans buy-backs in 1998 and 1997.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1998 were $411.7 million for short-term borrowings and $173.4 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                            December 31
                          ---------------------------------------------
                                   1998                    1997
                          ---------------------   ---------------------
                           Carrying     Fair       Carrying     Fair
                            Amount      Value       Amount      Value
                          ----------  ----------  ----------  ----------
                                          (In millions)
Assets
   Bonds--Note 6  . . .   $23,353.0   $24,839.3   $22,986.0   $24,524.8
   Preferred
    stocks--Note 6  . .       844.7       832.4       640.6       695.8
   Common stocks--Note 6      269.3       269.3       256.9       256.9
   Mortgage loans on
    real estate--Note 6     8,223.7     8,619.7     7,851.2     8,215.9
   Policy loans--Note 1     1,573.8     1,573.8     1,577.3     1,577.3
   Cash and cash
    equivalents--Note 1     1,348.9     1,348.9       724.8       724.8
Liabilities
   Guaranteed investment
    contracts--Note 1 .    12,666.9    12,599.7    11,499.4    11,516.8
   Fixed rate deferred
    and immediate
    annuities--Note 1 .     4,375.0     4,412.2     4,289.1     4,290.4
   Supplementary
    contracts without
    life contingencies--
    Note 1  . . . . . .        42.7        44.7        40.9        42.1
Derivatives assets
 (liabilities) relating
 to:--Note 10
Futures contracts . . .        (3.4)       (3.4)       (1.3)       (1.3)
Interest rate swaps . .          --      (159.1)         --       (58.3)
Currency rate swaps . .          --        16.2          --        (9.7)
Interest rate caps  . .         0.4         0.4         0.6         0.6
Interest rate floors  .         0.7         0.7         0.4         0.4
Equity collar agreements       28.6        28.6       (14.1)      (14.1)
Commitments--Note 13  .          --     1,114.2          --     1,332.3


The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)

The Company is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. historically, the first two digits were hardcoded to save memory.

Many of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

The Company began to address the Year 2000 project as early as 1994. The Company's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, The Company has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, the Company has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to the Company, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

The Company's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that the Company's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has thousands of individual and business customers that hold insurance policies, annuities and other financial products of the company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

The Company's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing the Company's readiness as well as that of material business partners on whom the Company depends. The Company's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that the Company has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High-Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1998, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                     LARGE CAP    SOVEREIGN   INTERNATIONAL  SMALL CAP   INTERNATIONAL     MID CAP      LARGE CAP
                                      GROWTH        BOND      EQUITY INDEX     GROWTH       BALANCED        GROWTH        VALUE
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                    -----------  -----------  -------------  ----------  --------------  ------------  ------------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at value  $29,089,283  $67,185,725   $4,843,434    $1,802,291     $210,332      $1,473,582    $3,774,075
Investments in shares of
 portfolios of M Fund Inc., at
 value. . . . . . . . . . . . . .            --           --           --            --           --              --            --
Policy loans and accrued interest
 receivable . . . . . . . . . . .     1,968,975    9,925,170      263,940            --           --              --            --
Receivable from:
 John Hancock Variable Series
  Trust I . . . . . . . . . . . .        21,267        7,561          763         2,331        1,855           2,479         8,037
 M Fund Inc.  . . . . . . . . . .            --           --           --            --           --              --            --
                                    -----------  -----------   ----------    ----------     --------      ----------    ----------
Total assets  . . . . . . . . . .    31,079,525   77,118,456    5,108,137     1,804,622      212,187       1,476,061     3,782,112
LIABILITIES
Payable to John Hancock Mutual
 Life Insurance Company . . . . .        20,777        6,369          683         2,302        1,852           2,456         7,975
Asset charges payable . . . . . .           490        1,192           80            29            3              23            62
                                    -----------  -----------   ----------    ----------     --------      ----------    ----------
Total liabilities . . . . . . . .        21,267        7,561          763         2,331        1,855           2,479         8,037
                                    -----------  -----------   ----------    ----------     --------      ----------    ----------
Net assets  . . . . . . . . . . .   $31,058,258  $77,110,895   $5,107,374    $1,802,291     $210,332      $1,473,582    $3,774,075
                                    ===========  ===========   ==========    ==========     ========      ==========    ==========




                                                                  DIVERSIFIED
                                            MONEY      MID CAP      MID CAP    REAL ESTATE    GROWTH &
                                           MARKET       VALUE       GROWTH       EQUITY        INCOME       MANAGED
                                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                         -----------  ----------  -----------  -----------  ------------  ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value  . . . . . . . . . . . . . .   $47,242,706  $6,049,829  $4,916,238   $5,305,959   $267,925,840  $ 98,661,041
Investments in shares of portfolios of
 M Fund Inc., at value . . . . . . . .            --          --          --           --             --            --
Policy loans and accrued interest
 receivable. . . . . . . . . . . . . .     2,027,110          --          --      225,050     29,167,555    12,154,307
Receivable from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . .     2,757,264       2,873       1,517        3,585         96,540        63,052
 M Fund Inc. . . . . . . . . . . . . .            --          --          --           --             --            --
                                         -----------  ----------  ----------   ----------   ------------  ------------
Total assets . . . . . . . . . . . . .    52,027,080   6,052,702   4,917,755    5,534,594    297,189,935   110,878,400
LIABILITIES
Payable to John Hancock Mutual Life
 Insurance Company . . . . . . . . . .     2,757,795       2,775       1,439        3,498         91,946        62,013
Asset charges payable  . . . . . . . .           754          98          78           88          4,593         1,724
                                         -----------  ----------  ----------   ----------   ------------  ------------
Total liabilities  . . . . . . . . . .     2,758,549       2,873       1,517        3,586         96,539        63,737
                                         -----------  ----------  ----------   ----------   ------------  ------------
Net assets . . . . . . . . . . . . . .   $49,268,531  $6,049,829  $4,916,238   $5,531,008   $297,093,396  $110,814,663
                                         ===========  ==========  ==========   ==========   ============  ============

                                          SHORT-TERM
                                             BOND
                                          SUBACCOUNT
                                         ------------
ASSETS
Investments in shares of portfolios of     $496,489
 John Hancock Variable Series Trust I,
 at value  . . . . . . . . . . . . . .
Investments in shares of portfolios of           --
 M Fund Inc., at value . . . . . . . .
Policy loans and accrued interest                --
 receivable. . . . . . . . . . . . . .
Receivable from:
 John Hancock Variable Series                    76
  Trust I  . . . . . . . . . . . . . .
 M Fund Inc. . . . . . . . . . . . . .           --
                                           --------
Total assets . . . . . . . . . . . . .      496,565
LIABILITIES
Payable to John Hancock Mutual Life              68
 Insurance Company . . . . . . . . . .
Asset charges payable  . . . . . . . .            8
                                           --------
Total liabilities  . . . . . . . . . .           76
                                           --------
Net assets . . . . . . . . . . . . . .     $496,489
                                           ========


See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 1998


                                                                             TURNER        BRANDES
                        SMALL CAP   INTERNATIONAL    EQUITY    STRATEGIC      CORE      INTERNATIONAL
                          VALUE     OPPORTUNITIES    INDEX        BOND       GROWTH        EQUITY
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  -------------  ----------  ----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $2,550,502   $4,181,723    $7,247,833   $470,424    $     --      $     --
Investments in shares
 of portfolios of M
 Fund Inc.,
 at value . . . . . .           --           --            --         --     125,007       255,755
Policy loans and
 accrued interest
 receivable . . . . .           --           --            --         --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        4,417        2,936        13,979      4,071           2             4
 M Fund Inc.  . . . .           --           --            --         --          --            --
                        ----------   ----------    ----------   --------    --------      --------
Total assets  . . . .    2,554,919    4,184,659     7,261,812    474,495     125,009       255,759
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance
 Company  . . . . . .        4,376        2,867        13,860      4,063          --            --
Asset charges payable           41           68           119          8           2             4
                        ----------   ----------    ----------   --------    --------      --------
Total liabilities . .        4,417        2,935        13,979      4,071           2             4
                        ----------   ----------    ----------   --------    --------      --------
Net assets  . . . . .   $2,550,502   $4,181,724    $7,247,833   $470,424    $125,007      $255,755
                        ==========   ==========    ==========   ========    ========      ========




                          FRONTIER     EMERGING                             SMALL/
                          CAPITAL      MARKETS      GLOBAL       BOND      MID CAP     HIGH YIELD
                        APPRECIATION    EQUITY      EQUITY      INDEX        CORE         BOND
                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ------------  ----------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $       --      $729      $16,495     $14,549     $32,699       $5,453
Investments in shares
 of portfolios of M
 Fund Inc.,
 at value . . . . . .     2,533,128        --           --          --          --           --
Policy loans and
 accrued interest
 receivable . . . . .            --        --           --          --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I  . .            41        --           --          --           1           --
 M Fund Inc.  . . . .            --        --           --          --          --           --
                         ----------      ----      -------     -------     -------       ------
Total assets  . . . .     2,533,169       729       16,495      14,549      32,700        5,453
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance
 Company  . . . . . .            --        --           --          --          --           --
Asset charges payable            41        --           --          --           1           --
                         ----------      ----      -------     -------     -------       ------
Total liabilities . .            41         0            0           0           1            0
                         ----------      ----      -------     -------     -------       ------
Net assets  . . . . .    $2,533,128      $729      $16,495     $14,549     $32,699       $5,453
                         ==========      ====      =======     =======     =======       ======


See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 LARGE CAP GROWTH                      SOVEREIGN BOND
                                    SUBACCOUNT                           SUBACCOUNT
                        ----------------------------------  -------------------------------------
                           1998        1997        1996        1998         1997          1996
                        ----------  ----------  ----------  -----------  -----------  --------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $2,836,032  $1,686,429  $1,905,476  $5,266,576   $4,454,173    $ 3,765,421
  M Fund Inc. . . . .           --          --          --          --           --             --
 Interest income on
  policy loans  . . .      128,186     103,747      83,974     727,807      696,074        678,580
                        ----------  ----------  ----------  ----------   ----------    -----------
Total investment
 income . . . . . . .    2,964,218   1,790,176   1,989,450   5,994,383    5,150,247      4,444,001
Expenses:
 Mortality and expense
  risks . . . . . . .      143,859      99,710      69,829     415,570      370,612        325,346
                        ----------  ----------  ----------  ----------   ----------    -----------
Net investment income    2,820,359   1,690,466   1,919,621   5,578,813    4,779,635      4,118,655
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      433,509     292,430     145,304    (142,628)    (230,607)      (169,158)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,558,660   2,142,494       3,756    (102,600)   1,277,686     (1,418,707)
                        ----------  ----------  ----------  ----------   ----------    -----------
Net realized and
 unrealized gain
 (loss) on investments   4,992,169   2,434,924     149,060    (245,228)   1,047,079     (1,587,865)
                        ----------  ----------  ----------  ----------   ----------    -----------
Net increase in net
 assets resulting from
 operations . . . . .   $7,812,528  $4,125,390  $2,068,681  $5,333,585   $5,826,714    $ 2,530,790
                        ==========  ==========  ==========  ==========   ==========    ===========




                             INTERNATIONAL EQUITY             SMALL CAP GROWTH
                                  SUBACCOUNT                     SUBACCOUNT
                        ------------------------------  ----------------------------
                          1998      1997        1996      1998      1997       1996*
                        --------  ----------  --------  ---------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $743,339  $ 195,240   $ 42,110  $     --   $   436    $   160
  M Fund Inc. . . . .         --         --         --        --        --         --
 Interest income on
  policy loans  . . .     17,802     15,746     13,158        --        --         --
                        --------  ---------   --------  --------   -------    -------
Total investment
 income . . . . . . .    761,141    210,986     55,268        --       436        160
Expenses:
 Mortality and expense
  risks . . . . . . .     26,542     24,261     19,834     8,233     4,231        538
                        --------  ---------   --------  --------   -------    -------
Net investment income
 (loss) . . . . . . .    734,599    186,725     35,434    (8,233)   (3,795)      (378)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     52,891     50,829     25,854    21,741     6,475       (690)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     13,239   (463,778)   217,574   204,674    92,108     (5,174)
                        --------  ---------   --------  --------   -------    -------
Net realized and
 unrealized gain
 (loss) on investments    66,130   (412,949)   243,428   226,415    98,583     (5,864)
                        --------  ---------   --------  --------   -------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $800,729  $(226,224)  $278,862  $218,182   $94,788    $(6,242)
                        ========  =========   ========  ========   =======    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                          INTERNATIONAL BALANCED                 MID CAP GROWTH
                                SUBACCOUNT                         SUBACCOUNT
                        ---------------------------  -------------------------------------
                          1998      1997     1996*       1998        1997         1996*
                        --------  ---------  ------  ------------  ---------  ---------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 12,240  $  3,972   $  734     $130,303    $     --       $   411
  M Fund Inc. . . . .         --        --       --           --          --            --
 Interest income on
  policy loans  . . .         --        --       --           --          --            --
                        --------  --------   ------     --------    --------       -------
Total investment
 income . . . . . . .     12,240     3,972      734      130,303          --           411
Expenses:
 Mortality and expense
  risks . . . . . . .        826       392       81        5,242       2,164           292
                        --------  --------   ------     --------    --------       -------
Net investment income
 (loss) . . . . . . .     11,414     3,580      653      125,061      (2,164)          199
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      1,050       429        9       26,192       5,866           (17)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     12,294    (4,312)     899      193,946      66,874         1,684
                        --------  --------   ------     --------    --------       -------
Net realized and
 unrealized gain
 (loss) on investments    13,344    (3,883)     908      220,138      72,740         1,667
                        --------  --------   ------     --------    --------       -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 24,758  $   (303)  $1,561     $345,199    $ 70,576       $ 1,786
                        ========  ========   ======     ========    ========       =======




                             LARGE CAP VALUE                  MONEY MARKET
                                SUBACCOUNT                     SUBACCOUNT
                        --------------------------  --------------------------------
                          1998      1997    1996*      1998       1997        1996
                        --------  --------  ------  ----------  --------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $185,232  $ 57,265  $2,056  $2,249,510  $641,356   $1,073,915
  M Fund Inc. . . . .         --        --      --          --        --           --
 Interest income on
  policy loans  . . .         --        --      --     154,162   148,802      160,206
                        --------  --------  ------  ----------  --------   ----------
Total investment
 income . . . . . . .    185,232    57,265   2,056   2,403,672   790,158    1,234,121
Expenses:
 Mortality and expense
  risks . . . . . . .     15,356     3,303     218     263,735    81,437      134,461
                        --------  --------  ------  ----------  --------   ----------
Net investment income    169,876    53,962   1,838   2,139,937   708,721    1,099,660
Net realized and
 unrealized gain on
 investments:
 Net realized gain  .     68,953    17,858     588          --        --           --
 Net unrealized
  appreciation during
  the period  . . . .     64,132    80,036   4,787          --        --           --
                        --------  --------  ------  ----------  --------   ----------
Net realized and
 unrealized gain on
 investments. . . . .    133,085    97,894   5,375          --        --           --
                        --------  --------  ------  ----------  --------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $302,961  $151,856  $7,213  $2,139,937  $708,721   $1,099,660
                        ========  ========  ======  ==========  ========   ==========


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MID CAP VALUE                         DIVERSIFIED MID CAP
                                                            SUBACCOUNT                                  GROWTH
                                                 ----------------------------------  --------------------------------------------
                                                     1998          1997     1996*        1998           1997             1996
                                                 --------------  --------  --------  -------------  --------------  ---------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I . . . .   $      53,920   $150,951  $  5,010  $      93,281  $     407,765    $     114,600
  M Fund Inc.  . . . . . . . . . . . . . . . .              --         --        --             --             --               --
 Interest income on policy loans . . . . . . .              --         --        --             --             --               --
                                                 -------------   --------  --------  -------------  -------------    -------------
Total investment income  . . . . . . . . . . .          53,920    150,951     5,010         93,281        407,765          114,600
Expenses:
 Mortality and expense risks . . . . . . . . .          34,857      7,632       572         26,942         22,030           10,841
                                                 -------------   --------  --------  -------------  -------------    -------------
Net investment income  . . . . . . . . . . . .          19,063    143,319     4,438         66,339        385,735          103,759
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . . . .          74,634     10,646     8,413         33,249        276,956           81,916
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .        (944,401)   145,409    14,211        126,465       (477,912)         264,010
                                                 -------------   --------  --------  -------------  -------------    -------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . . . .        (869,767)   156,055    22,624        159,714       (200,956)         345,926
                                                 -------------   --------  --------  -------------  -------------    -------------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .   $    (850,704)  $299,374  $ 27,062  $     226,053  $     184,779    $     449,685
                                                 =============   ========  ========  =============  =============    =============




                              REAL ESTATE EQUITY                     GROWTH & INCOME
                                  SUBACCOUNT                           SUBACCOUNT
                        --------------------------------  -------------------------------------
                           1998         1997      1996       1998         1997          1996
                        ------------  --------  --------  -----------  -----------  -------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   343,976   $330,296  $177,243  $26,306,209  $25,377,474   $18,406,284
  M Fund Inc. . . . .            --         --        --           --           --            --
 Interest income on
  policy loans  . . .        17,260     15,261    13,041    1,996,131    1,728,054     1,562,266
                        -----------   --------  --------  -----------  -----------   -----------
Total investment
 income . . . . . . .       361,236    345,557   190,284   28,302,340   27,105,528    19,968,550
Expenses:
 Mortality and expense
  risks . . . . . . .        33,890     25,420    16,931    1,466,469    1,136,268       842,055
                        -----------   --------  --------  -----------  -----------   -----------
Net investment income       327,346    320,137   173,353   26,835,871   25,969,260    19,126,495
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .       158,205    181,015    39,891    3,223,935    1,982,518       820,430
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (1,546,717)   165,392   637,301   32,918,552   18,247,212     4,555,481
                        -----------   --------  --------  -----------  -----------   -----------
Net realized and
 unrealized gain
 (loss) on investments   (1,388,512)   346,407   677,192   36,142,487   20,229,730     5,375,911
                        -----------   --------  --------  -----------  -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(1,061,166)  $666,544  $850,545  $62,978,358  $46,198,990   $24,502,406
                        ===========   ========  ========  ===========  ===========   ===========


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                       MANAGED                          SHORT-TERM BOND
                                      SUBACCOUNT                           SUBACCOUNT
                        -------------------------------------   --------------------------------
                           1998         1997         1996         1998        1997         1996
                        -----------  -----------  ------------  ---------  -----------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 9,347,788  $ 7,891,222  $ 8,705,892   $ 27,350   $1,036,747    $201,830
  M Fund Inc. . . . .            --           --           --         --           --          --
 Interest income on
  policy loans  . . .       854,487      768,231      705,413         --           --          --
                        -----------  -----------  -----------   --------   ----------    --------
Total investment
 income . . . . . . .    10,202,275    8,659,453    9,411,305     27,350    1,036,747     201,830
Expenses:
 Mortality and expense
  risks . . . . . . .       577,276      497,030      426,946      2,680      121,572      15,305
                        -----------  -----------  -----------   --------   ----------    --------
Net investment income     9,624,999    8,162,423    8,984,359     24,670      915,175     186,525
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       791,245      437,661      230,806        265      (27,616)        577
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     6,629,458    4,941,061   (2,103,918)    (4,247)     226,435     225,129
                        -----------  -----------  -----------   --------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    7,420,703    5,378,722   (1,873,112)    (3,982)     198,819     225,706
                        -----------  -----------  -----------   --------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $17,045,702  $13,541,145  $ 7,111,247   $ 20,688   $1,113,994    $412,231
                        ===========  ===========  ===========   ========   ==========    ========




                              SMALL CAP VALUE           INTERNATIONAL OPPORTUNITIES
                                 SUBACCOUNT                      SUBACCOUNT
                        -----------------------------  -----------------------------
                          1998        1997     1996*     1998       1997        1996*
                        ----------  ---------  ------  ---------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  12,675   $ 95,844   $1,653  $ 33,443   $  5,284     $  482
  M Fund Inc. . . . .          --         --       --        --         --         --
 Interest income on
  policy loans  . . .          --         --       --        --         --         --
                        ---------   --------   ------  --------   --------     ------
Total investment
 income . . . . . . .      12,675     95,844    1,653    33,443      5,284        482
Expenses:
 Mortality and expense
  risks . . . . . . .      11,853      3,270      128    21,581      1,697        295
                        ---------   --------   ------  --------   --------     ------
Net investment income         822     92,574    1,525    11,862      3,587        187
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      29,257     19,812       11    33,474      3,191         57
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (105,331)   (12,804)   2,702   272,314    (12,223)     7,271
                        ---------   --------   ------  --------   --------     ------
Net realized and
 unrealized gain
 (loss) on investments    (76,074)     7,008    2,713   305,788     (9,032)     7,328
                        ---------   --------   ------  --------   --------     ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (75,252)  $ 99,582   $4,238  $317,650   $ (5,445)    $7,515
                        =========   ========   ======  ========   ========     ======


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                EQUITY INDEX                STRATEGIC BOND
                                 SUBACCOUNT                   SUBACCOUNT
                        -----------------------------  ------------------------
                           1998       1997     1996*    1998     1997     1996*
                        ----------  --------  -------  -------  -------  --------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  185,267  $ 54,601  $ 4,958  $19,628  $ 9,400   $  539
  M Fund Inc. . . . .                     --       --       --       --       --
 Interest income on
  policy loans  . . .           --        --       --       --       --       --
                        ----------  --------  -------  -------  -------   ------
Total investment
 income . . . . . . .      185,267    54,601    4,958   19,628    9,400      539
Expenses:
 Mortality and expense
  risks . . . . . . .       27,141     5,346      287    1,979      658       30
                        ----------  --------  -------  -------  -------   ------
Net investment income      158,126    49,255    4,671   17,649    8,742      509
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      443,879    14,525      620    3,991      348       36
 Net unrealized
  appreciation
  (depreciation)
  during the period .      585,673   146,714    6,278    4,308    1,260        8
                        ----------  --------  -------  -------  -------   ------
Net realized and
 unrealized gain
 (loss) on investments   1,029,552   161,239    6,898    8,299    1,608       44
                        ----------  --------  -------  -------  -------   ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,187,678  $210,494  $11,569  $25,948  $10,350   $  553
                        ==========  ========  =======  =======  =======   ======




                           TURNER CORE GROWTH      BRANDES INTERNATIONAL EQUITY
                               SUBACCOUNT                   SUBACCOUNT
                        ------------------------  -----------------------------
                         1998     1997    1996*     1998      1997       1996*
                        -------  -------  ------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I . . . . . .  $    --  $    --  $   --  $    --   $    --     $    --
  M Fund Inc. . . . .     2,231    6,373     958   14,444     1,796         510
 Interest income on
  policy loans . . . .       --       --      --       --        --          --
                        -------  -------  ------  -------   -------     -------
Total investment
 income. . . . . . .      2,231    6,373     958   14,444     1,796         510
Expenses:
 Mortality and expense
  risks. . . . . . .        565      301      83    1,158       684         173
                        -------  -------  ------  -------   -------     -------
Net investment income     1,666    6,072     875   13,286     1,112         337
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     2,780      839      48      600       888         (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    22,686    6,487     784    8,581    (1,473)     (1,056)
                        -------  -------  ------  -------   -------     -------
Net realized and
 unrealized gain
 (loss) on investments   25,466    7,326     832    9,181      (585)     (1,147)
                        -------  -------  ------  -------   -------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $27,132  $13,398  $1,707  $22,467   $   527     $  (810)
                        =======  =======  ======  =======   =======     =======


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                        EMERGING                             SMALL/        HIGH
                                                                        MARKETS      GLOBAL       BOND      MID CAP       YIELD
                                      FRONTIER CAPITAL APPRECIATION      EQUITY      EQUITY      INDEX        CORE         BOND
                                               SUBACCOUNT              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                     ------------------------------    ----------  ----------  ----------  ----------  ------------
                                       1998        1997      1996*       1998**      1998**      1998**      1998**       1998**
                                     ----------  ---------  ---------  ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . . .    $    --     $    --    $   --      $  1        $ 117       $ 296      $    --       $  50
  M Fund Inc.  . . . . . . . . . .     12,832       6,463        --        --           --          --           --          --
 Interest income on policy loans .         --          --        --        --           --          --           --          --
                                      -------     -------    ------      ----        -----       -----      -------       -----
Total investment income  . . . . .     12,832       6,463        --         1          117         296           --          50
Expenses:
 Mortality and expense risks . . .     13,446       1,409       477         0           60          11           48           2
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net investment income  . . . . . .       (614)      5,054      (477)        1           57         285          (48)         48
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . .     23,061       8,970     6,683        (1)         (16)        (26)      (1,957)       (108)
 Net unrealized appreciation
  (depreciation) during the period       (840)     32,469     1,317       (48)        (303)       (147)       1,888         (19)
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net realized and unrealized gain
 (loss) on investments . . . . . .     22,221      41,439     8,000       (48)        (319)       (173)         (69)       (127)
                                      -------     -------    ------      ----        -----       -----      -------       -----
Net increase (decrease) in net
 assets resulting from operations     $21,607     $46,493    $7,523      $(48)       $(262)      $ 112      $  (117)      $ (79)
                                      =======     =======    ======      ====        =====       =====      =======       =====


---------
 * From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                          LARGE CAP GROWTH                           SOVEREIGN BOND
                                                             SUBACCOUNT                                SUBACCOUNT
                                               ---------------------------------------   ---------------------------------------
                                                  1998          1997          1996          1998          1997           1996
                                               ------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . . .   $ 2,820,359   $ 1,690,466   $ 1,919,621   $ 5,578,813   $ 4,779,635    $ 4,118,655
 Net realized gain (loss)  . . . . . . . . .       433,509       292,430       145,304      (142,628)     (230,607)      (169,158)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .     4,558,660     2,142,494         3,756      (102,600)    1,277,686     (1,418,707)
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .     7,812,528     4,125,390     2,068,681     5,333,585     5,826,714      2,530,790
From policyholder transactions:
 Net premiums from policyholders . . . . . .     6,922,934     5,387,401     4,588,842    10,038,753    10,001,325     12,282,665
 Net benefits to policyholders . . . . . . .    (4,268,727)   (3,728,476)   (3,100,493)   (8,215,396)   (8,526,521)    (8,373,358)
 Net increase in policy loans  . . . . . . .       399,407       326,883       174,445       241,068       474,983        344,564
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .     3,053,614     1,985,808     1,662,794     2,064,425     1,949,787      4,253,871
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net increase in net assets . . . . . . . . .    10,866,142     6,111,198     3,731,475     7,398,010     7,776,501      6,784,661
Net assets at beginning of period  . . . . .    20,192,116    14,080,918    10,349,443    69,712,885    61,936,384     55,151,723
                                               -----------   -----------   -----------   -----------   -----------    -----------
Net assets at end of period  . . . . . . . .   $31,058,258   $20,192,116   $14,080,918   $77,110,895   $69,712,885    $61,936,384
                                               ===========   ===========   ===========   ===========   ===========    ===========




                                 INTERNATIONAL EQUITY                     SMALL CAP GROWTH
                                      SUBACCOUNT                             SUBACCOUNT
                        ---------------------------------------   ---------------------------------
                           1998          1997          1996          1998        1997        1996*
                        ------------  ------------  ------------  -----------  ----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $   734,599   $   186,725   $    35,434   $   (8,233)  $  (3,795)   $   (378)
 Net realized gain
  (loss). . . . . . .        52,891        50,829        25,854       21,741       6,475        (690)
 Net unrealized
  appreciation
  (depreciation)
  during the period .        13,239      (463,778)      217,574      204,674      92,108      (5,174)
                        -----------   -----------   -----------   ----------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       800,729      (226,224)      278,862      218,182      94,788      (6,242)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     1,489,281     1,504,962     1,691,043      891,480     809,492     276,720
 Net benefits to
  policyholders . . .    (1,389,338)   (1,091,126)   (1,137,159)    (269,586)   (199,118)    (13,425)
 Net increase in
  policy loans  . . .        42,026        13,761        47,823           --          --          --
                        -----------   -----------   -----------   ----------   ---------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .       141,969       427,597       601,707      621,894     610,374     263,295
                        -----------   -----------   -----------   ----------   ---------    --------
Net increase in net
 assets . . . . . . .       942,698       201,373       880,569      840,076     705,162     257,053
Net assets at
 beginning of period      4,164,676     3,963,303     3,082,734      962,215     257,053           0
                        -----------   -----------   -----------   ----------   ---------    --------
Net assets at end of
 period . . . . . . .   $ 5,107,374   $ 4,164,676   $ 3,963,303   $1,802,291   $ 962,215    $257,053
                        ===========   ===========   ===========   ==========   =========    ========


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                   INTERNATIONAL BALANCED                          MID CAP GROWTH
                                                         SUBACCOUNT                                  SUBACCOUNT
                                           --------------------------------------   --------------------------------------------
                                               1998           1997        1996*        1998           1997             1996*
                                           -------------  -------------  ---------  ------------  --------------  -----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . .   $     11,414   $      3,580   $    653   $   125,061   $      (2,164)   $          119
 Net realized gain (loss)  . . . . . . .          1,050            429          9        26,192           5,866               (17)
 Net unrealized appreciation
  (depreciation) during the period . . .         12,294         (4,312)       899       193,946          66,874             1,684
                                           ------------   ------------   --------   -----------   -------------    --------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .         24,758           (303)     1,561       345,199          70,576             1,786
From policyholder transactions:
 Net premiums from policyholders . . . .        150,466         62,380     32,725       722,359         457,341           172,848
 Net benefits to policyholders . . . . .        (50,204)        (9,531)    (1,520)     (211,806)       (125,239)           (9,482)
 Net increase in policy loans  . . . . .             --             --         --            --              --                --
                                           ------------   ------------   --------   -----------   -------------    --------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . .        100,262         52,849     31,205       560,553         332,102           163,366
                                           ------------   ------------   --------   -----------   -------------    --------------
Net increase in net assets . . . . . . .        125,020         52,546     32,766       905,752         402,678           165,152
Net assets at beginning of period  . . .         85,312         32,766          0       567,830         165,152                 0
                                           ------------   ------------   --------   -----------   -------------    --------------
Net assets at end of period  . . . . . .   $    210,322   $     85,312   $ 32,766   $ 1,473,582   $     567,830    $      165,152
                                           ============   ============   ========   ===========   =============    ==============




                                                           LARGE CAP VALUE                           MONEY MARKET
                                                              SUBACCOUNT                              SUBACCOUNT
                                                  ----------------------------------   -----------------------------------------
                                                     1998         1997       1996*         1998          1997            1996
                                                  -----------  -----------  ---------  -------------  ------------  ---------------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . .   $  169,876   $   53,962   $  1,838   $  2,139,937   $   708,721    $  1,099,660
 Net realized gain (loss) . . . . . . . . . . .       68,953       17,858        588             --            --              --
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       64,132       80,036      4,787             --            --              --
                                                  ----------   ----------   --------   ------------   -----------    ------------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .      302,961      151,856      7,213      2,139,937       708,721       1,099,660
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .    2,321,441    1,506,756    107,940     55,692,824    11,210,536      34,216,886
 Net benefits to policyholders  . . . . . . . .     (528,449)     (85,021)   (10,621)   (22,850,788)   (9,620,370)    (44,096,427)
 Net increase (decrease) in policy loans  . . .           --           --         --       (198,682)      103,247        (134,332)
                                                  ----------   ----------   --------   ------------   -----------    ------------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .    1,792,991    1,421,735     97,319     32,643,354     1,693,413     (10,013,873)
                                                  ----------   ----------   --------   ------------   -----------    ------------
Net increase (decrease) in net assets . . . . .    2,095,952    1,573,591    104,532     34,783,291     2,402,134      (8,914,213)
Net assets at beginning of period . . . . . . .    1,678,123      104,532          0     14,485,240    12,083,106      20,997,319
                                                  ----------   ----------   --------   ------------   -----------    ------------
Net assets at end of period . . . . . . . . . .   $3,774,075   $1,678,123   $104,532   $ 49,268,531   $14,485,240    $ 12,083,106
                                                  ==========   ==========   ========   ============   ===========    ============


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                        MID CAP VALUE                         DIVERSIFIED MID CAP GROWTH
                                                         SUBACCOUNT                                   SUBACCOUNT
                                          -----------------------------------------   ------------------------------------------
                                             1998          1997           1996*           1998           1997            1996
                                          ------------  ------------  --------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $    19,063   $   143,319   $       4,438   $     66,339   $    385,735    $    103,759
 Net realized gain  . . . . . . . . . .        74,634        10,646           8,413         33,249        276,956          81,916
 Net unrealized appreciation
  (depreciation) during the period  . .      (944,401)      145,409          14,211        126,465       (477,912)        264,010
                                          -----------   -----------   -------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .      (850,704)      299,374          27,062        226,053        184,779         449,685
From policyholder transactions:
 Net premiums from policyholders  . . .     5,639,732     1,620,752         284,225      1,812,711      2,554,133       2,077,582
 Net benefits to policyholders  . . . .      (775,357)     (112,395)        (82,860)    (1,214,489)    (1,628,677)       (497,713)
 Net increase in policy loans . . . . .            --            --              --             --             --              --
                                          -----------   -----------   -------------   ------------   ------------    ------------
Net increase in net assets resulting
 from policyholder transactions . . . .     4,864,375     1,508,357         201,365        598,224        925,456       1,579,869
                                          -----------   -----------   -------------   ------------   ------------    ------------
Net increase in net assets  . . . . . .     4,013,671     1,807,731         228,427        824,277      1,110,235       2,029,554
Net assets at beginning of period . . .     2,036,158       228,427               0      4,091,961      2,981,726         952,172
                                          -----------   -----------   -------------   ------------   ------------    ------------
Net assets at end of period . . . . . .   $ 6,049,829   $ 2,036,158   $     228,427   $  4,916,238   $  4,091,961    $  2,981,726
                                          ===========   ===========   =============   ============   ============    ============




                                                      REAL ESTATE EQUITY                           GROWTH & INCOME
                                                          SUBACCOUNT                                  SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1998          1997          1996           1998           1997            1996
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   327,346   $   320,137   $   173,353   $ 26,835,871   $ 25,969,260    $ 19,126,495
 Net realized gain (loss) . . . . . . . .       158,205       181,015        39,891      3,223,935      1,982,518         820,430
 Net unrealized appreciation
  (depreciation) during the period  . . .    (1,546,717)      165,392       637,301     32,918,552     18,247,212       4,555,481
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .    (1,061,166)      666,544       850,545     62,978,358     46,198,990      24,502,406
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,382,263     1,748,132     1,161,434     35,108,834     30,351,780      32,903,369
 Net benefits to policyholders  . . . . .    (1,663,696)   (1,218,783)   (1,008,266)   (29,649,984)   (24,619,851)    (21,130,764)
 Net increase in policy loans . . . . . .        (1,103)       34,311        33,973      3,672,137      3,346,307       1,965,133
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .     1,717,464       563,660       187,141      9,130,987      9,078,236      13,737,738
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       656,298     1,230,204     1,037,686     72,109,345     55,277,226      38,240,144
Net assets at beginning of period . . . .     4,874,710     3,644,506     2,606,820    224,984,051    169,706,825     131,466,681
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 5,531,008   $ 4,874,710   $ 3,644,506   $297,093,396   $224,984,051    $169,706,825
                                            ===========   ===========   ===========   ============   ============    ============


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MANAGED                                  SHORT-TERM BOND
                                                          SUBACCOUNT                                  SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1998           1997           1996           1998           1997           1996
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $  9,624,999   $  8,162,423   $  8,984,359   $     24,670   $    915,175    $   186,525
 Net realized gain (loss) . . . . . . .        791,245        437,661        230,806            265        (27,616)           577
 Net unrealized appreciation
  (depreciation) during the period  . .      6,629,458      4,941,061     (2,103,918)        (4,247)       226,435        225,129
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from operations  . . . . . . . . . . .     17,045,702     13,541,145      7,111,247         20,688      1,113,994        412,231
From policyholder transactions:
 Net premiums from policyholders  . . .     13,116,210     13,194,907     14,481,195        420,697        116,602     24,721,092
 Net benefits to policyholders  . . . .    (14,539,301)   (14,539,295)   (12,942,967)       (71,999)   (26,168,835)      (147,655)
 Net increase in policy loans . . . . .      1,134,137      1,257,640        719,880             --             --             --
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . .       (288,954)       (86,748)     2,258,108        348,698    (26,052,233)    24,573,437
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets .     16,756,748     13,454,397      9,369,355        369,386    (24,938,239)    24,985,668
Net assets at beginning of period . . .     94,057,915     80,603,518     71,234,163        127,103     25,065,342         79,674
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $110,814,663   $ 94,057,915   $ 80,603,518   $    496,489   $    127,103    $25,065,342
                                          ============   ============   ============   ============   ============    ===========




                                 SMALL CAP VALUE              INTERNATIONAL OPPORTUNITIES
                                   SUBACCOUNT                          SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1998         1997       1996*       1998        1997       1996*
                        -----------  -----------  --------  -----------  ---------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $      822   $   92,574   $ 1,525   $   11,862   $  3,587    $    187
 Net realized gain  .       29,257       19,812        11       33,474      3,191          57
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (105,331)     (12,804)    2,702      272,314    (12,223)      7,271
                        ----------   ----------   -------   ----------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (75,252)      99,582     4,238      317,650     (5,445)      7,515
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    1,644,666    1,224,547    63,825    3,814,201    295,915     141,907
 Net benefits to
  policyholders . . .     (270,585)    (137,364)   (3,155)    (339,134)   (46,736)     (4,149)
 Net increase in
  policy loans  . . .           --           --        --           --         --          --
                        ----------   ----------   -------   ----------   --------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .    1,374,081    1,087,183    60,670    3,475,067    249,179     137,758
                        ----------   ----------   -------   ----------   --------    --------
Net increase in net
 assets . . . . . . .    1,298,829    1,186,765    64,908    3,792,717    243,734     145,273
Net assets at
 beginning of period     1,251,673       64,908         0      389,007    145,273           0
                        ----------   ----------   -------   ----------   --------    --------
Net assets at end of
 period . . . . . . .   $2,550,502   $1,251,673   $64,908   $4,181,724   $389,007    $145,273
                        ==========   ==========   =======   ==========   ========    ========


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   EQUITY INDEX                     STRATEGIC BOND
                                    SUBACCOUNT                        SUBACCOUNT
                        ----------------------------------   -----------------------------
                           1998         1997       1996*       1998       1997       1996*
                        -----------  -----------  ---------  ---------  ---------  ----------
Increase in net assets
 from operations:
 Net investment income  $  158,126   $   49,255   $  4,671   $ 17,649   $  8,742    $   509
 Net realized gain  .      443,879       14,525        620      3,991        348         36
 Net unrealized
  appreciation during
  the period  . . . .      585,673      146,714      6,278      4,308      1,260          8
                        ----------   ----------   --------   --------   --------    -------
Net increase in net
 assets resulting from
 operations . . . . .    1,187,678      210,494     11,569     25,948     10,350        553
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    4,822,053    1,827,052    234,122    381,024    161,548     13,347
 Net benefits to
  policyholders . . .     (885,493)    (149,826)    (9,816)   (83,865)   (37,799)      (682)
 Net increase in
  policy loans  . . .           --           --         --         --         --         --
                        ----------   ----------   --------   --------   --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .    3,936,560    1,677,226    224,306    297,159    123,749     12,665
                        ----------   ----------   --------   --------   --------    -------
Net increase in net
 assets . . . . . . .    5,124,238    1,887,720    235,875    323,107    134,099     13,218
Net assets at
 beginning of period     2,123,595      235,875          0    147,317     13,218          0
                        ----------   ----------   --------   --------   --------    -------
Net assets at end of
 period . . . . . . .   $7,247,833   $2,123,595   $235,875   $470,424   $147,317    $13,218
                        ==========   ==========   ========   ========   ========    =======




                             TURNER CORE GROWTH        BRANDES INTERNATIONAL EQUITY
                                 SUBACCOUNT                     SUBACCOUNT
                        ----------------------------   -----------------------------
                          1998      1997      1996*      1998       1997       1996*
                        ---------  --------  --------  ---------  ---------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  1,666   $ 6,072   $   875   $ 13,286   $  1,112    $   337
 Net realized gain
  (loss). . . . . . .      2,780       839        48        600        888        (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     22,686     6,487       784      8,581     (1,473)    (1,056)
                        --------   -------   -------   --------   --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     27,132    13,398     1,707     22,467        527       (810)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     39,069    33,658    28,147    141,892     82,259     91,573
 Net benefits to
  policyholders . . .     (9,834)   (7,208)   (1,062)   (34,941)   (45,350)    (1,860)
 Net increase in
  policy loans  . . .         --        --        --         --         --         --
                        --------   -------   -------   --------   --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     29,235    26,450    27,085    106,951     36,909     89,713
                        --------   -------   -------   --------   --------    -------
Net increase in net
 assets . . . . . . .     56,367    39,848    28,792    129,418     37,436     88,903
Net assets at
 beginning of period      68,640    28,792         0    126,339     88,903          0
                        --------   -------   -------   --------   --------    -------
Net assets at end of
 period . . . . . . .   $125,007   $68,640   $28,792   $255,755   $126,339    $88,903
                        ========   =======   =======   ========   ========    =======


---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                        EMERGING                             SMALL/        HIGH
                                                                        MARKETS      GLOBAL       BOND      MID CAP       YIELD
                                     FRONTIER CAPITAL APPRECIATION       EQUITY      EQUITY      INDEX        CORE         BOND
                                               SUBACCOUNT              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                    --------------------------------   ----------  ----------  ----------  ----------  ------------
                                       1998        1997      1996*       1998**      1998**      1998**      1998**       1998**
                                    -----------  ---------  ---------  ----------  ----------  ----------  ----------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $     (614)  $  5,054   $   (477)    $  1       $    57     $   285    $    (48)    $      48
 Net realized gain (loss) . . . .       23,061      8,970      6,683       (1)          (16)        (26)     (1,957)         (108)
 Net unrealized appreciation
  (depreciation) during the period        (840)    32,469      1,317      (48)         (303)       (147)      1,888           (19)
                                    ----------   --------   --------     ----       -------     -------    --------     ---------
Net increase (decrease) in net
 assets resulting from operations       21,607     46,493      7,523      (48)         (262)        112        (117)          (79)
From policyholder transactions:
 Net premiums from policyholders     2,465,299    138,553    230,461      784        17,519      16,730      52,673       108,274
 Net benefits to policyholders  .     (227,386)   (70,647)   (78,775)      (7)         (762)     (2,293)    (19,857)     (102,742)
 Net increase in policy loans . .           --         --         --       --            --          --          --            --
                                    ----------   --------   --------     ----       -------     -------    --------     ---------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    2,237,913     67,906    151,686      777        16,757      14,437      32,816         5,532
                                    ----------   --------   --------     ----       -------     -------    --------     ---------
Net increase in net assets  . . .    2,259,520    114,399    159,209      729        16,495      14,549      32,699         5,453
Net assets at beginning of period      273,608    159,209          0        0             0           0           0             0
                                    ----------   --------   --------     ----       -------     -------    --------     ---------
Net assets at end of period . . .   $2,533,128   $273,608   $159,209     $729       $16,495     $14,549    $ 32,699     $   5,453
                                    ==========   ========   ========     ====       =======     =======    ========     =========


---------
 * From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-six Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED      COST          VALUE
                ----------            ------------  ------------  --------------
      Large Cap Growth  . . . . . .     1,110,523   $ 21,789,053   $ 29,089,283
      Sovereign Bond  . . . . . . .     6,771,659     67,673,435     67,185,725
      International Equity Index  .       311,263      5,008,102      4,843,434
      Small Cap Growth  . . . . . .       138,771      1,510,683      1,802,291
      International Balanced  . . .        18,907        201,451        210,332
      Mid Cap Growth  . . . . . . .        97,488      1,211,077      1,473,582
      Large Cap Value . . . . . . .       269,187      3,625,121      3,774,075
      Money Market  . . . . . . . .     4,724,271     47,242,706     47,242,706
      Mid Cap Value . . . . . . . .       496,463      6,834,611      6,049,829
      Diversified Mid Cap Growth  .       308,429      4,879,083      4,916,238
      Real Estate Equity  . . . . .       425,847      6,005,341      5,305,959
      Growth & Income . . . . . . .    13,745,190    204,200,346    267,925,840
      Managed . . . . . . . . . . .     6,309,777     86,765,615     98,661,041
      Short-Term Bond . . . . . . .        49,410        500,882        496,489
      Small Cap Value . . . . . . .       220,083      2,665,935      2,550,502
      International Opportunities .       342,354      3,914,392      4,181,723
      Equity Index  . . . . . . . .       409,419      6,509,168      7,247,833
      Strategic Bond  . . . . . . .        44,382        464,847        470,424
      Turner Core Growth  . . . . .         7,007         95,050        125,007
      Brandes International Equity         23,594        249,703        255,755
      Frontier Capital Appreciation       167,868      2,500,182      2,533,128
      Emerging Markets  . . . . . .           103            777            729
      Global Equity . . . . . . . .         1,681         16,798         16,495
      Bond Index  . . . . . . . . .         1,428         14,696         14,549
      Small/Mid Cap CORE  . . . . .         3,626         30,811         32,699
      High Yield Bond . . . . . . .           591          5,472          5,453

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1998, were as follows:


                     SUBACCOUNT                  PURCHASES       SALES
                     ----------                 -----------  -------------
      Large Cap Growth  . . . . . . . . . . .   $ 6,774,969   $ 1,312,334
      Sovereign Bond  . . . . . . . . . . . .    11,567,936     4,169,838
      International Equity Index  . . . . . .     1,784,110       951,538
      Small Cap Growth  . . . . . . . . . . .       806,640       192,979
      International Balanced  . . . . . . . .       126,798        15,122
      Mid Cap Growth  . . . . . . . . . . . .       807,563       121,950
      Large Cap Value . . . . . . . . . . . .     2,359,015       396,146
      Money Market  . . . . . . . . . . . . .    56,538,955    21,551,247
      Mid Cap Value . . . . . . . . . . . . .     5,537,800       654,362
      Diversified Mid Cap Growth  . . . . . .     1,324,819       660,257
      Real Estate Equity  . . . . . . . . . .     2,869,843       824,508
      Growth & Income . . . . . . . . . . . .    42,879,493    10,719,822
      Managed . . . . . . . . . . . . . . . .    14,154,576     5,992,753
      Short-Term Bond . . . . . . . . . . . .       447,882        74,515
      Small Cap Value . . . . . . . . . . . .     1,649,871       274,967
      International Opportunities . . . . . .     3,882,937       396,009
      Equity Index  . . . . . . . . . . . . .     6,624,974     2,530,288
      Strategic Bond  . . . . . . . . . . . .       394,527        79,721
      Turner Core Growth  . . . . . . . . . .        42,112        11,211
      Brandes International Equity  . . . . .       151,328        31,092
      Frontier Capital Appreciation . . . . .     2,487,618       250,320
      Emerging Markets  . . . . . . . . . . .           785             7
      Global Equity . . . . . . . . . . . . .        17,047           233
      Bond Index  . . . . . . . . . . . . . .        17,026         2,304
      Small/Mid Cap CORE  . . . . . . . . . .        41,751         8,983
      High Yield Bond . . . . . . . . . . . .         6,547           967


5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

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

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                PAGE    KEY WORD OR PHRASE                PAGE
Account ............................33    Modified Schedule .................. 7
account value ...................... 7    monthly deduction date .............35
attained age .......................12    mortality and expense risk charge ..13
Basic Premium ...................... 7    owner .............................. 4
Benchmark Value ....................10    partial surrender ..................18
beneficiary ........................43    partial withdrawal .................16
business day .......................33    partial withdrawal charge ..........14
charges ............................12    payment options ....................19
Code ...............................39    policy anniversary .................34
cost of insurance rates ............12    policy year ........................ 7
Current Death Benefit ..............18    premium; premium payment ........... 4
date of issue ......................34    premium recalculation ..............13
death benefit ...................... 4    prospectus ......................... 2
deductions .........................12    receive; receipt ...................21
Excess Value .......................10    reinstate; reinstatement ........... 8
expenses of the Series                    Required Premium ................... 7
 Funds .............................14    sales and administrative charges ...12
Extra Death Benefit ................11    SEC ................................ 2
fixed investment option ............ 9    Separate Account UV ................33
full surrender .....................16    Series Funds ....................... 2
fund ............................... 2    Servicing Office ................... 1
grace period ....................... 8    special loan account ...............17
Guaranteed Death                          subaccount .........................33
 Benefit ...........................17    Sum Insured ........................18
insurance charge ...................12    surrender ..........................16
insured person ..................... 4    surrender value ....................16
investment options ................. 1    tax considerations .................39
John Hancock .......................33    telephone transfers ................21
John Hancock Variable                     transfers of account value .........16
 Series Trust ...................... 2    Value Options ......................10
lapse .............................. 7    variable investment options ........ 1
Level Schedule ..................... 7    we; us .............................23
loan ...............................17    you; your .......................... 4
loan interest ......................17
maximum premiums ................... 5
Minimum First Premium .............. 5
modified endowment
 contract ..........................21

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         POLICIES ISSUED BY JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
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